UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07583

                            HSBC ADVISOR FUNDS TRUST
               (Exact name of registrant as specified in charter)

                                452 FIFTH AVENUE
                               NEW YORK, NY 10018
               (Address of principal executive offices) (Zip code)

                               BISYS FUND SERVICES
                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-782-8183

                    Date of fiscal year end: October 31, 2007

                    Date of reporting period: April 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.


                                    [GRAPHIC]

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HSBC Investments (USA) Inc.

HSBC Investor Family of Funds

Semi Annual Report

April 30, 2007

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FIXED INCOME FUNDS:

HSBC Investor Core Plus Fixed Income Fund (Advisor)

HSBC Investor Core Plus Fixed Income Fund

HSBC Investor High Yield Fixed Income Fund

HSBC Investor Intermediate Duration Fixed Income Fund

HSBC Investor New York Tax-Free Bond Fund

EQUITY FUNDS:

HSBC Investor Growth Fund

HSBC Investor Growth and Income Fund

HSBC International Equity Fund

HSBC Investor Mid-Cap Fund

HSBC Investor Opportunity Fund

HSBC Investor Opportunity Fund (Advisor)

HSBC Investor Overseas Equity Fund

HSBC Investor Value Fund

                                                                     [HSBC LOGO]

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                                                               GLOSSARY OF TERMS
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CITIGROUP HIGH YIELD MARKET CAPPED INDEX is an unmanaged index of fixed income securities with a maximum credit rating of BB+, a minimum amount outstanding of $100 million, and at least 1 year to maturity. The total par amount outstanding for each issuer in the Citigroup Capped Index is capped at $5 billion, which results in a more diversified index of securities that more closely reflects the Fund's issuer diversification.

GROSS DOMESTIC PRODUCT (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index generally representative of the investment-grade debt issues with at least one year to final maturity.

LEHMAN BROTHERS INTERMEDIATE U.S. AGGREGATE BOND INDEX is an unmanaged index generally representative of investment-grade issues with maturities between three and ten years.

LEHMAN BROTHERS NEW YORK TAX EXEMPT INDEX is an unmanaged index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value.

LIPPER HIGH CURRENT YIELD FUNDS AVERAGE Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

LIPPER INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS AVERAGE is an average of managed funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

LIPPER INTERNATIONAL LARGE-CAP CORE AVERAGE consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.

LIPPER LARGE-CAP CORE FUNDS AVERAGE is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

LIPPER LARGE-CAP GROWTH FUNDS AVERAGE Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

LIPPER MID-CAP GROWTH FUNDS AVERAGE is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

LIPPER MULTI-CAP VALUE FUNDS AVERAGE is comprised of managed funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U S diversified multi-cap funds universe average.

LIPPER NEW YORK MUNICIPAL DEBT FUNDS AVERAGE is an average of managed funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York or a city in New York.

MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX consists of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining till maturity. All bonds must have a credit rating below investment grade but not in default.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST ("MSCI EAFE") INDEX is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions.

THE RUSSELL UNIVERSE - In 1984, Russell created the Russell family of stock indices as part of a more accurate and comprehensive system for evaluating the performance of Certain partiess. Russell now maintains 21 U.S. stock indices and has launched similar broad-market and style indices in Canada and Japan. Today, more than $214 billion is invested in funds modeling Russell's U.S. indices, and more than $1 trillion in funds is benchmarked against the global family of Russell indices.

RUSSELL 1000(R) VALUE INDEX is unmanaged index which measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500(R) GROWTH INDEX is unmanaged index which represents the smallest 2500 securities found in the Russell Universe with higher price-to-book and higher forecasted growth values.

STANDARD & POOR'S MIDCAP 400 INDEX ("S&P MIDCAP 400") is an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation.

STANDARD & POOR'S 500 INDEX ("S&P 500") is an unmanaged index that measures the performance of the stock market as a whole.

LIPPER is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

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TABLE OF CONTENTS
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HSBC INVESTOR FAMILY OF FUNDS
SEMI-ANNUAL REPORT - APRIL 30, 2007

Glossary of Terms

Chairman's Message ....................................................       1

Commentary from the Certain Parties ...................................       2

Portfolio Reviews .....................................................       3

Schedules of Portfolio Investments

   HSBC Investor New York Tax-Free Bond Fund ..........................      25

   HSBC Investor Growth and Income Fund ...............................      27

   HSBC Investor Mid-Cap Fund .........................................      28

Statements of Assets and Liabilities ..................................      30

Statements of Operations ..............................................      33

Statements of Changes in Net Assets ...................................      36

Financial Highlights ..................................................      50

Notes to Financial Statements .........................................      63

Investment Adviser Contract Approval ..................................      72

Table of Shareholder Expenses .........................................      73

HSBC INVESTOR PORTFOLIOS

Schedules of Portfolio Investments

   HSBC Investor Core Plus Fixed Income Portfolio .....................      77

   HSBC Investor High Yield Fixed Income Portfolio ....................      80

   HSBC Investor Intermediate Duration Fixed Income Portfolio .........      84

   HSBC Investor Growth Portfolio .....................................      86

   HSBC Investor International Equity Portfolio .......................      88

   HSBC Investor Opportunity Portfolio ................................      91

   HSBC Investor Value Portfolio ......................................      93

Statements of Assets and Liabilities ..................................      94

Statements of Operations ..............................................      96

Statements of Changes in Net Assets ...................................      98

Financial Highlights ..................................................     102

Notes to Financial Statements .........................................     103

Investment Adviser Contract Approval ..................................     110

Table of Shareholder Expenses .........................................     111

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CHAIRMAN'S MESSAGE
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DEAR SHAREHOLDERS:

As part of its ongoing responsibilities, the Board of Trustees closely monitors the performance of the Funds' Adviser, HSBC Investments, and the Funds' various sub-advisers. HSBC Investments, through its Multimanager unit, recommends sub-advisers for the equity funds based on their investment philosophy, performance record and adherence to a stated style discipline. While each Fund's performance is reviewed at the quarterly board meetings, the Board also meets in person with representatives from the Adviser at each meeting and from each of the sub-advisers during the year. Typically, one or two of the sub-advisers attend each quarterly board meeting to discuss their investment style, outlook and performance. The questions the Board asks relate to how the sub-adviser makes decisions about buying and selling, how they communicate internally and externally and how closely they adhere to their stated investment philosophy. HSBC Multimanager periodically visits each sub-adviser for the equity funds to perform due diligence and maintain a relationship that will result in the most efficient and complete information.

Good communication does not guarantee good performance, however. While the sub-advisers under contract are closely monitored, HSBC Multimanager also tracks alternative managers in each equity discipline in order to provide a current, industry-specific comparison. If necessary, a sub-adviser may be replaced, but not until all significant factors are weighed--including balancing an investment track record against the cost of changing the sub-adviser.

When HSBC Multimanager reports this extensive information at quarterly meetings (or between meetings if necessary), the Board can then make a decision about how well the sub-advisers are performing on behalf of the shareholders.

In the investment arena good communication is essential. This philosophy applies to communication between the shareholders and the Board as well. Please do not hesitate to contact me to discuss how we can best serve your needs.

Sincerely,

/s/ Larry M. Robbins

Larry M. Robbins, Chairman, HSBC Investor Funds

1     HSBC INVESTOR FAMILY OF FUNDS

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                                             COMMENTARY FROM THE CERTAIN PARTIES
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HSBC INVESTMENTS (USA) INC.

U.S. ECONOMIC REVIEW

The U.S. economy slowed but continued to expand during the six-month period between November 1, 2006 and April 30, 2007. A substantial decline in the residential housing market weakened growth, as did slowing business capital investment. Likewise, a decline in global industrial activity, which stemmed from a worldwide inventory correction, created a headwind for the U.S. economy.

Resilient consumer spending buttressed U.S. GDP growth, however. Employment and wage growth strengthened, allowing consumers to increase spending despite the housing slump. Declines in energy and commodity prices during the early months of this period also supported solid consumer spending, but that trend reversed itself later in the period.

The Federal Reserve maintained its target Federal Funds rate at 5.25% throughout the six-month period. Inflation gradually softened, but remained slightly above the Fed's comfort zone. The policy-setting board held a bias in favor of raising interest rates between November and March, because its members believed that inflation posed a greater threat than recession to the health of the economy. Inflationary pressures appeared to ease as the economy slowed, however. The Fed in March removed its tightening bias, and stated that the chance of recession appeared as dangerous as the possibility of higher inflation.

Mortgage defaults among borrowers with poor credit records rose considerably during the early months of 2007. That development led mortgage lenders to tighten credit requirements, and raised concerns that weakness in the "sub-prime" market could spill over to the rest of the financial system. Such worries appeared unfounded as of the end of the period, however.

Global economic growth remained strong. The U.S. dollar weakened against most foreign currencies during much of the period, but later strengthened. Strong growth in China and other developing markets supported rising prices for commodities.

MARKET REVIEW

Stocks generated strong gains during the period under review. The S&P 500 returned 8.60%, while the Russell 2000 Index of small-company stocks gained 6.86% and the MSCI EAFE Index of foreign equities returned 15.68%.

Corporations produced healthy profit growth, continuing a multi-year trend, but the growth rate of corporate profits slowed from the torrid pace of recent years. Corporations meanwhile retained exceptionally healthy balance sheets. Companies' large cash surpluses allowed them to take a variety of shareholder-friendly actions, such as boosting dividends, buying back shares and engaging in mergers and acquisitions. The latter trend was especially powerful during this period. Private equity firms in particular dramatically accelerated their purchases of public firms--a trend that led to higher stock prices for acquired companies and also boosted the overall market by reducing the supply of outstanding equities available to investors.

The stock market endured a substantial correction in late February. Investors worried that rising defaults on sub-prime mortgages could weaken the overall financial system. Signs of rising inflation and slower-than-expected economic growth also contributed to the sell-off, while a sudden drop in Asian markets appeared to make investors nervous as well. The S&P 500 fell 3.5% on February 27, its largest one-day percentage drop in almost four years.

Value stocks generally outperformed growth stocks by a small margin. Value stocks' market leadership may reflect the fact that private equity investors generally seek characteristics that value shares are more likely to offer, such as strong cash flows, high dividend payouts and attractive valuations.

All sectors of the economy contributed to the market's gains. Shares of utilities, telecommunications, energy and materials stocks turned in some of the period's strongest returns. Financial stocks were weak, due largely to the fallout from the sub-prime mortgage crisis. Consumer discretionary shares also lagged the broad market, as investors anticipated that the housing slump and relatively high energy prices would take a toll on consumer spending. Technology stocks posted relatively weak returns as well, as investors favored shares in more-defensive sectors.

Foreign stocks continued to outperform the U.S. market. Strong global economic growth prospects, attractive valuations and, during much of the period, foreign currencies' appreciation against the dollar contributed to international markets' gains.

                                             HSBC INVESTOR FAMILY OF FUNDS     2

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PORTFOLIO REVIEWS
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HSBC INVESTOR CORE PLUS FIXED INCOME FUND
(ADVISOR, CLASS A SHARES, B SHARES AND C SHARES)
BY HSBC INVESTMENTS (USA) INC. U.S. CORE FIXED INCOME TEAM

The HSBC Investor Core Plus Fixed Income Fund (the "Fund") seeks to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities. The Fund utilizes a two-tier structure, commonly known as a "master-feeder," in which the Fund invest all of its investable assets in the HSBC Investor Core Plus Fixed Income Portfolio (the "Portfolio").

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

MARKET COMMENTARY

For the six month period ended April 30, 2007, the Advisor shares of the Fund produced a 4.99% total return, and the Class A Shares returned 4.83% (without sales charge). That compared to a total return of 2.64% and 2.53% for the Lehman Brothers U.S. Aggregate Bond Index(1) and the Lipper Intermediate
Investment-Grade Debt Funds Average(1), respectively.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Gross Domestic Product(1) grew at a well below trend pace over the past year. The U.S. economy recorded four consecutive quarters of sub-trend growth. This loss in momentum was driven by the sharp slowdown in the housing sector. In addition, another major source of weakness was a decline in U.S. exports, a somewhat surprising result given the resilience of most other major economies to date.

The second half of 2006 was characterized by relatively low inflation despite an oil price at $60 and above for much of the period. Inflation pressures increased in the beginning of 2007, although readings have remained fairly stable in recent months at 2.7%, a level that the U.S. Federal Reserve remains uncomfortable with. Nevertheless, with the growth path remaining sub-trend, inflationary pressures should ease going forward. Over the last year the Federal Reserve Open Market Committee kept rates unchanged at 5.25%. We anticipate the Fed easing later in 2007, given that given that inflation remains relatively high and the labor market has not shown any convincing signs of weakening just yet.

Interest rates were volatile during the year, as the 10-year Treasury rate ended (4.62%) the period over 50bps (0.50%) lower then the point it began (5.13%). The short-end of the yield curve rose an average of 5bps (0.05%) causing the yield curve to invert. For the year under review, the Lehman Brothers U.S. Aggregate Bond Index(1) returned 7.36%. Spreads tightened in most sectors over the period, and all spread sectors had excess returns versus Treasury securities of similar duration. Corporates were the best performing sector within the Aggregate Index, outperforming Treasuries of comparable duration by 0.81%. Lower quality sectors performed even better, with High Yield and Emerging Market Debt beating comparable duration Treasuries by 5.52% and 4.09% respectively.

PORTFOLIO PERFORMANCE

The Fund outperformed the benchmark for the period under review. The key component of that outperformance was select, off-benchmark holdings in high yield and emerging market debt. An overweight in spread sectors generally relative to the benchmark, particularly asset backed securities and collateralized mortgage backed securities and individual security selection in corporate credit also had a positive impact on performance.*

Going forward, we have positioned the portfolio defensively as we are cautious about the current opportunities for fixed income investors particularly in regard to credit. In the investment grade market, our concern primarily stems from the risk of subordination by private equity investors while in the high yield market our concerns are a function of both valuation and leverage.

As a result, we have positioned our credit weighting, including off-benchmark investments, neutral to that of the index as measured on a contribution-to-duration basis. Moreover, we have transitioned some of our corporate bond holdings from fixed rate to floating rate notes as we believe these securities will provide greater income and better price performance over the short-to-intermediate term.*

The outlook for the term structure of interest rates is unclear in the near-to-intermediate term. As a result, our duration and yield curve position is neutral to that of our benchmark index. As in the credit markets, we believe global liquidity has reduced the risk premium in longer term interest rates in the U.S. However, this phenomenon may continue and we believe it is difficult to reliably forecast the path of longer term interest rates in the near term. Over the longer-term, however, we believe that the yield curve will steepen and anticipate positioning the portfolio to take advantage of that trend during 2007.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

3     HSBC INVESTOR FAMILY OF FUNDS

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                                                               PORTFOLIO REVIEWS
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HSBC INVESTOR CORE PLUS FIXED INCOME FUND - AS OF APRIL 30, 2007

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                                                                                              AVERAGE ANNUAL              EXPENSE
FUND PERFORMANCE                                                                             TOTAL RETURN (%)          RATIO (%)(5)
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                                                                INCEPTION     SIX       1      5     10      SINCE
AS OF APRIL 30, 2007                                               DATE     MONTHS+   YEAR   YEAR   YEAR   INCEPTION   GROSS    NET
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HSBC Investor Core Plus Fixed Income Fund (Advisor)               1/9/95      4.99    9.86   5.56   6.38      6.97      0.80   0.45
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HSBC Investor Core Plus Fixed Income Fund Class A(1)             8/26/96     -0.12    4.46   4.17   5.30      5.53      1.44   0.70
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HSBC Investor Core Plus Fixed Income Fund Class B(2)              1/6/98      0.43    4.81   4.40     --      4.82      2.19   1.45
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HSBC Investor Core Plus Fixed Income Fund Class C(3)             11/4/98      3.35    7.83   4.39     --      4.67      2.19   1.45
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Lehman Brothers U.S. Aggregate Bond Index(4)                        --        2.64    7.36   5.06   6.35       N/A       N/A    N/A
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Lipper Intermediate Investment-Grade Debt Funds Average(4)          --        2.53    6.80   4.62   5.64       N/A       N/A    N/A
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PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

The total returns for Advisor Class, Class A shares, B Shares and Class C Shares of the Fund for the period ended April 30, 2007 included the receipt of a one-time payment in respect of a class action settlement. Without the receipt of this payment, the returns for the Fund for the period ended April 30, 2007 would have been lower.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 4.75%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

(5) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

+     AGGREGATE TOTAL RETURN.

The Fund is measured against the Lehman Brothers U.S. Aggregate Bond Index, an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain parties waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS     4

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PORTFOLIO REVIEWS
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HSBC INVESTOR HIGH YIELD FIXED INCOME FUND
(CLASS A SHARES, B SHARES, C SHARES AND I SHARES)
BY HSBC INVESTMENTS (USA) INC. HIGH YIELD TEAM

HSBC Investments (USA) Inc. serves as investment adviser to the Fund. The HSBC High Yield Team provides the day to day management of the portfolio. The Team's philosophy is focused on delivering sustainable value added performance in the high yield fixed income market. The investment approach is a combination of top-down sector/industry selection and bottom-up security/quality selection. The team rotates sectors and themes within the high yield universe during different market environments seeking to add value, endeavoring to take advantage of market inefficiencies in order to outperform in both up and down markets.

INVESTMENT CONCERNS

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. High yield bonds are subject to greater risks than investment grade bonds, such as the increased risk of default because of the lower credit quality of the issues.

MARKET COMMENTARY

The Fund delivered a total return of 7.47% (without sales charge) for Class A Shares and 7.60% for Class I Shares for the six month period ended April 30, 2007. That compared to 6.91% and 6.61% for the Fund's benchmarks, the Merrill Lynch U.S. High Yield Master II Index(1) and the Lipper High Current Yield Funds Average(1), respectively.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Gross Domestic Product(1) grew at a well below trend pace over the past year. The U.S. economy recorded four consecutive quarters of sub-trend growth. This loss in momentum had been driven by the sharp slowdown in the housing sector. In addition, another major source of weakness has been a decline in U.S. exports, a somewhat surprising result given the resilience of most other major economies to date.

The second half of 2006 was characterized by relatively low inflation despite an oil price at $60 and above for much of the period. Inflation pressures increased in the beginning of 2007, although readings have remained fairly stable in recent months at 2.7%, a level that the U.S. Federal Reserve remains uncomfortable with. Nevertheless, with the growth path remaining sub-trend, inflationary pressures should ease going forward. Over the last year the Federal Reserve Open Market Committee kept rates unchanged at 5.25%. We anticipate the Fed easing later in 2007, given that given that inflation remains relatively high and the labor market has not shown any convincing signs of weakening just yet.

The U.S. High Yield market posted strong performance over the past 12 months. Performance was driven by strong fundamentals in terms of good earnings and declining defaults rates aided by strong technicals in the form of robust liquidity. The healthy liquidity allowed the market to easily absorb a high levels new issuance. From an industry perspective, strength in the market has been broad based over the past 12-months. The Broadband (+20.07%), Airline (+16.56%), Cable (+15.74%) and Automobile Manufacturing (+15.16%), industries posted the strongest returns within the Citigroup High Yield Market Capped Index(1). Over the past 12-months, lower quality issues outperformed high quality issues as CCC-rated issuers returned 16.76%, B-rated bonds have returned 11.29%, and BB-rated bonds have returned 9.33%.

PORTFOLIO PERFORMANCE

The Fund (without fees) outperformed the benchmark for the period under review. Performance has been driven by the Fund's overweight in Gaming and Energy sectors which underperformed the market. These losses were somewhat mitigated by an overweight in CCC-rated issuers and an overweight to the Cable & Broadband.*

Going forward, we will maintain duration that approximates that of the benchmark. We continue to focus on security selection, including select off-benchmark names that we think offer greater opportunities in value.*

Our outlook for the remainder of 2007 is cautiously optimistic. We continue to be positive about sustained economic growth and low default rates. Although wider spreads are an eventual certainty, we believe that sound fundamentals and technicals will lead to a prolonged period of compressed spread levels. On an industry front, we remain positive on the Energy, Gaming, Wireless, and Cable sectors.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

5     HSBC INVESTOR FAMILY OF FUNDS

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                                                               PORTFOLIO REVIEWS
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HSBC INVESTOR HIGH YIELD FIXED INCOME FUND - AS OF APRIL 30, 2007

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                                                                                 AVERAGE ANNUAL      EXPENSE
FUND PERFORMANCE                                                                TOTAL RETURN (%)   RATIO (%)(5)
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                                                        INCEPTION     SIX         1      SINCE
AS OF APRIL 30, 2007                                       DATE     MONTHS+     YEAR   INCEPTION   GROSS    NET
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HSBC Investor High Yield Fixed Income Fund Class A(1)    11/18/05    2.32       5.54      7.43     3.53    0.80
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HSBC Investor High Yield Fixed Income Fund Class B(2)    11/21/05    3.07       5.99      8.39     4.28    1.55
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HSBC Investor High Yield Fixed Income Fund Class C(3)    12/14/05    6.05       8.96     10.69     4.28    1.55
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HSBC Investor High Yield Fixed Income Fund Class I       11/18/05    7.60      11.20     11.46     3.28    0.55
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Merrill Lynch U.S. High Yield Master II Index(4)               --    6.91      12.36       N/A      N/A     N/A
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Lipper High Current Yield Funds Average(4)                     --    6.61      10.76       N/A      N/A     N/A
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PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 4.75%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

(5) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

+     AGGREGATE TOTAL RETURN.

The Fund is measured against the Merrill Lynch U.S. High Yield Master II Index an unmanaged index which represents the broad high yield market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain parties waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS     6

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND
(CLASS A SHARES, B SHARES, C SHARES AND I SHARES)
BY HSBC INVESTMENTS (USA) INC. U.S. CORE FIXED INCOME TEAM

The HSBC Investor Intermediate Duration Fixed Income Fund (the "Fund") seeks to realize above-average total return, consistent with reasonable risk, by investing in a diversified investment grade portfolio of U.S. government obligations, corporate bonds and mortgage-backed securities. The Fund utilizes a two tier structure, commonly known as "master-feeder," in which the Fund invests all of its investable assets in the HSBC Investor Intermediate Duration Fixed Income Portfolio (the "Portfolio").

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

MARKET COMMENTARY

The Fund returned 6.78% (without sales charge) for the Class A Shares and 7.01% for the Class I Shares during the six month period ended April 30, 2007. That compared to a total return of 2.72% for Lehman Brothers Intermediate U.S. Aggregate Bond Index.(1)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Gross Domestic Product(1) grew at a well below trend pace over the past year. The U.S. economy recorded 4 consecutive quarters of sub-trend growth. This loss in momentum had been driven by the sharp slowdown in the housing sector. In addition, another major source of weakness has been a decline in U.S. exports, a somewhat surprising result given the resilience of most other major economies to date.

The second half of 2006 was characterized by relatively low inflation despite an oil price at $60 and above for much of the period. Inflation pressures increased in the beginning of 2007, although readings have remained fairly stable in recent months at 2.7%, a level that the US Federal Reserve remains uncomfortable with. Nevertheless, with the growth path remaining sub-trend, inflationary pressures should ease going forward. Over the last year the Federal Reserve Open Market Committee kept rates unchanged at 5.25%. We anticipate the Fed easing later in 2007, given that given that inflation remains relatively high and the labor market has not shown any convincing signs of weakening just yet.

Interest rates were volatile during the year, as the 10-year Treasury rate ended (4.62%) the period over 50bps (0.50%) lower then the point it began (5.13%). The short-end of the yield curve rose an average of 5bps (0.05%) causing the yield curve to invert. For the year under review, the Lehman Brothers U.S. Aggregate Bond Index(1) returned 7.36%. Spreads tightened in most sectors over the period, and all spread sectors had excess returns versus Treasury securities of similar duration. Corporates were the best performing sector within the Aggregate Index, outperforming Treasuries of comparable duration by 0.81%. Lower quality sectors performed even better, with High Yield and Emerging Market Debt beating comparable duration Treasuries by 5.52% and 4.09% respectively.

PORTFOLIO PERFORMANCE

The Fund outperformed the benchmark for the period under review. The key component of that outperformance was select, off-benchmark holdings in high yield and emerging market debt. An overweight in spread sectors generally relative to the benchmark, particularly asset backed securities and collateralized mortgage backed securities and individual security selection in corporate credit also had a positive impact on performance.*

Going forward, we have positioned the portfolio defensively as we are cautious about the current opportunities for fixed income investors particularly in regard to credit. In the investment grade market, our concern primarily stems from the risk of subordination by private equity investors while in the high yield market our concerns are a function of both valuation and leverage.*

As a result, we have positioned our credit weighting, including off-benchmark investments, neutral to that of the index as measured on a contribution-to-duration basis. Moreover, we have transitioned some of our corporate bond holdings from fixed rate to floating rate notes as we believe these securities will provide greater income and better price performance over the short-to intermediate term.*

The outlook for the term structure of interest rates is unclear in the near-to-intermediate term. As a result, our duration and yield curve position is neutral to that of our benchmark index. As in the credit markets, we believe global liquidity has reduced the risk premium in longer term interest rates in the U.S. However, this phenomenon may continue and we believe it is difficult to reliably forecast the path of longer term interest rates in the near term. Over the longer-term, however, we believe that the yield curve will steepen and anticipate positioning the portfolio to take advantage of that trend during 2007.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

7     HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND - AS OF APRIL 30, 2007

                                                                                               AVERAGE ANNUAL          EXPENSE
FUND PERFORMANCE                                                                              TOTAL RETURN (%)       RATIO (%)(5)
----------------------------------------------------------------------------------------------------------------------------------
                                                                   INCEPTION     SIX         1      5      SINCE
AS OF APRIL 30, 2007                                                  DATE     MONTHS+     YEAR   YEAR   INCEPTION   GROSS    NET
----------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Intermediate Duration Fixed Income Fund Class A(1)     2/7/01      1.76      6.20   3.98      4.36      1.65   0.65
----------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Intermediate Duration Fixed Income Fund Class B(2)    2/15/01      2.48      6.69   4.23      4.42      2.40   1.40
----------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Intermediate Duration Fixed Income Fund Class C(3)    2/13/01      5.48      9.81   4.26      4.38      2.40   1.40
----------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Intermediate Duration Fixed Income Fund Class I       1/23/01      7.01     11.91   5.28      5.54      1.40   0.40
----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate U.S. Aggregate Bond Index(4)              --        2.72      6.96   4.68       N/A       N/A    N/A
----------------------------------------------------------------------------------------------------------------------------------
Lipper Intermediate Investment-Grade Debt Funds Average(4)             --        2.53      6.80   4.62       N/A       N/A    N/A
----------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH LEND, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

The total returns for Class A shares, Class B Shares, Class C Shares and Class I Shares of the Fund for the period ended April 30, 2007 included the receipt of a one-time payment in respect of a class action settlement. Without the receipt of this payment, the returns for the Fund for the period ended April 30, 2007 would have been lower.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 4.75%.

(2)   REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF
      4.00%.

(3)   REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF
      1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

(5) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

+     AGGREGATE TOTAL RETURN.

The Fund is measured against the Lehman Brothers Intermediate U.S. Aggregate Bond Index, an unmanaged index generally representative of investment-grade issues with maturities between three and ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain parties waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS     8

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
(CLASS A SHARES, B SHARES, C SHARES AND I SHARES)
BY HSBC INVESTMENTS (USA) INC. U.S. CORE FIXED INCOME TEAM

The HSBC Investor New York Tax-Free Bond Fund (the "Fund") seeks to provide shareholders with income exempt from regular, federal, New York state and New York city personal income taxes.

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Regional funds may be subject to additional risks, since the issues they invest in are located in one geographical location.

MARKET COMMENTARY

The Fund delivered a total return of 1.18% (without sales charge) for Class A Shares and 1.30% for Class I Shares for the six month period ended April 30, 2007. That compared to 1.58% and 1.26% for the Fund's benchmarks, the Lehman Brothers New York Tax Exempt Index(1) and the Lipper New York Municipal Debt Funds Average(1), respectively.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Gross Domestic Product(1) grew at a well below trend pace over the past year. The U.S. economy recorded four consecutive quarters of sub-trend growth. This loss in momentum had been driven by the sharp slowdown in the housing sector. In addition, another major source of weakness has been a decline in U.S. exports, a somewhat surprising result given the resilience of most other major economies to date.

The second half of 2006 was characterized by relatively low inflation despite an oil price at $60 and above for much of the period. Inflation pressures increased in the beginning of 2007, although readings have remained fairly stable in recent months at 2.7%, a level that the U.S. Federal Reserve remains uncomfortable with. Nevertheless, with the growth path remaining sub-trend, inflationary pressures should ease going forward. Over the last year the Federal Reserve Open Market Committee kept rates unchanged at 5.25%. We anticipate the Fed easing later in 2007, given that given that inflation remains relatively high and the labor market has not shown any convincing signs of weakening just yet.

Interest rates were volatile during the year, as the 10-year Treasury rate ended (4.62%) the period over 50bps (0.50%) lower then the point it began (5.13%). The short-end of the yield curve rose an average of 5bps (0.05%) causing the yield curve to invert. While the Municipal yield curve did not invert it did continue to flatten. Ten year municipals declined by 32 basis points (0.32%) while two year municpals declined by just 3 basis points. (0.03%)

PERFORMANCE REVIEW

The Fund outperformed the Lehman New York State index by one basis point (0.01%) on a gross basis. Effective duration positioning during the course of the year added to the performance of the the Fund. In addition, the portfolio was overweight the 10-20 year portion of the yield curve which provided the strongest returns along the yield curve. The portfolio's high quality profile detracted from performance as lower quality sectors such as Hopitals and Industrial Development Bonds provided the strongest returns from a sector basis.*

Going forward, we will likely reduce our duration underweight as yields move higher. We intend to add higher yielding insured paper and mixed collateral pre-refunded bonds on a tactical basis. Additionally, we are considering various bond strategies in light of the potential impact of the alternative minimum tax.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

9     HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND - AS OF APRIL 30, 2007

-----------------------------------------------------------------------------------------------------------------------------
                                                                                       AVERAGE ANNUAL             EXPENSE
FUND PERFORMANCE                                                                      TOTAL RETURN (%)          RATIO (%)(5)
-----------------------------------------------------------------------------------------------------------------------------
                                                       INCEPTION     SIX         1       5     10     SINCE
AS OF APRIL 30, 2007                                     DATE      MONTHS+     YEAR    YEAR   YEAR  INCEPTION   GROSS   NET
-----------------------------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class A(1)     5/1/95     -3.65     -0.22   3.04   4.32     4.66       0.93   0.93
-----------------------------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class B(2)     1/6/98     -3.17      0.00   3.28     --     3.69       1.68   1.68
-----------------------------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class C(3)    11/4/98     -0.19      2.99   3.27     --     3.25       1.68   1.68
-----------------------------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class I        7/1/96      1.30      4.94   4.31   5.09     5.11       0.68   0.68
-----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers New York Tax Exempt Index(4)                 --      1.58      1.10   5.15   5.80      N/A        N/A    N/A
-----------------------------------------------------------------------------------------------------------------------------
Lipper New York Municipal Debt Funds Average(4)              --      1.26      5.34   4.60   5.04      N/A        N/A    N/A
-----------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 4.75%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

(5) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

+     AGGREGATE TOTAL RETURN.

The Fund is measured against the Lehman Brothers New York Tax Exempt Index, an unmanaged index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain parties waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                            HSBC INVESTOR FAMILY OF FUNDS     10

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR GROWTH FUND
(CLASS A SHARES, B SHARES, C SHARES AND I SHARES)
BY PHILIP J. SANDERS, SENIOR VICE PRESIDENT/PORTFOLIO MANAGER, CFA AND DANIEL P. BECKER, SENIOR VICE PRESIDENT/PORTFOLIO MANAGER, CFA
WADDELL & REED INVESTMENT MANAGEMENT COMPANY

The HSBC Investor Growth Fund (the "Fund") seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the sub-adviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two tier structure, commonly known as a "master-feeder", and invests all of its assets in the HSBC Investor Growth Portfolio (the "Portfolio"), which acts as the master fund. The Portfolio employs Waddell & Reed Investment Management Company (Waddell & Reed) as sub-adviser.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MARKET COMMENTARY

The Fund returned 8.03% (without sales charge) for the Class A Shares and 8.15% for the Class I Shares for the six month period ended April 30, 2007. That compared to a 8.60% return for the Standard & Poor's 500 Index(1), 8.42% for the Russell 1000(R) Growth Index(1) and a 7.38% return for the Lipper Large-Cap Growth Funds Average(1).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

PERFORMANCE REVIEW

Domestic equity markets performed very well during the period, bolstered by investor optimism about job growth, healthy corporate balance sheets and strength in emerging foreign economies. That optimism was partially offset by weakness in the real estate market and early signs of softness in capital spending, however.

Generally strong stock selection helped the Fund outperform its benchmark. Relative returns particularly benefited from selection in the health care and energy sectors. Certain holdings in the materials sector also boosted the Fund's performance against its benchmark.*

Selection among information technology stocks weighed on returns relative to the index. An overweight position in that sector also weakened relative performance, as technology stocks lagged the market. The Fund's holdings in the consumer discretionary sector detracted from relative returns as well. Consumer discretionary stocks generally performed poorly, as investors worried that the housing slump and high energy prices would dampen consumer spending. The sub-advisor held a relatively small position in the sector, but the benefits of that under-weighting were more than offset by weak returns among certain of the Fund's consumer discretionary shares.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

11    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR GROWTH FUND - AS OF APRIL 30, 2007

-------------------------------------------------------------------------------------------------------
                                                                        AVERAGE ANNUAL      EXPENSE
FUND PERFORMANCE                                                       TOTAL RETURN (%)   RATIO (%)(5)
-------------------------------------------------------------------------------------------------------
                                                INCEPTION     SIX        1      SINCE
AS OF APRIL 30, 2007                              DATE      MONTHS+    YEAR   INCEPTION   GROSS    NET
-------------------------------------------------------------------------------------------------------
HSBC Investor Growth Fund Class A(1)             5/10/04      2.64     1.54      7.48      1.44   1.20
-------------------------------------------------------------------------------------------------------
HSBC Investor Growth Fund Class B(2)             5/10/04      3.65     2.21      7.94      2.19   1.95
-------------------------------------------------------------------------------------------------------
HSBC Investor Growth Fund Class C(3)             5/10/04      6.66     5.11      8.52      2.19   1.95
-------------------------------------------------------------------------------------------------------
HSBC Investor Growth Fund Class I                5/10/04      8.15     7.14      9.60      1.19   0.95
-------------------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index(4)                       --      8.42    12.25       N/A       N/A    N/A
-------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index(4)                        --      8.60    15.23       N/A       N/A    N/A
-------------------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Average(4)              --      7.38     7.56       N/A       N/A    N/A
-------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

(5) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

+     AGGREGATE TOTAL RETURN

The Fund is measured against the Russell 1000(R) Growth Index and the Standard & Poor's 500 Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's 500 Index is generally representative of the U.S. stock market as a whole. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain parties waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS    12

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR GROWTH AND INCOME FUND
(CLASS A SHARES, B SHARES, C SHARES AND I SHARES)
BY GARY U. ROLLE, CFA, PRINCIPAL/CHIEF INVESTMENT OFFICER AND
EDWARD S. HAN, PRINCIPAL/PORTFOLIO MANAGER AND
TRANSAMERICA INVESTMENT MANAGEMENT, LLC

The HSBC Investor Growth and Income Fund (the "Fund") normally invests at least 65% of its total assets in common stocks, preferred stocks, and convertible securities. The Fund may invest the balance of its assets in various types of fixed income securities and in money market instruments. The Fund employs Transamerica Investment Management, LLC ("TIM") as the sub-adviser to the Fund.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

MARKET COMMENTARY

The Fund returned 8.20% (without sales charge) for the Class A Shares and 8.36% for the Class I Shares for the six month period ended April 30, 2007. That compared to a 8.60% return for the Standard & Poor's 500 Index(1) and a 8.25% return for the Lipper Large-Cap Core Funds Average(1).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

PERFORMANCE REVIEW

The Federal Reserve Board (the "Fed") left its target federal funds rate unchanged at 5.25% during the period, as economic data suggested that the economy was likely to slow gradually and reduce inflationary pressures. Investors responded positively to the stable rate environment and sustained strength in corporate earnings by bidding up stock prices. Stocks swooned in February as investors worried about how slowing in the housing market would affect consumer spending, but subsequently strengthened.

The Fund held an overweight position relative to its benchmark index in shares of consumer discretionary and industrial firms. Strong stock selection helped both of those allocations significantly outperform the corresponding sectors in the benchmark, boosting the Fund's overall relative return. The portfolio also held a smaller stake in financials than did the benchmark. Financials performed relatively poorly, in part because of investors' concerns about rising defaults on sub-prime mortgages, so the Fund's underweight stake helped its returns against the index. Stock selection in that sector also improved the Fund's relative return: The Fund's financials allocation generated a 10.00% return, compared to just a 4.00% gain for the financial stocks in the benchmark. A significantly underweight position in health care increased the Fund's relative gain as well, as health care stocks lagged the broad market.*

The Fund's security selection in the consumer staples, energy and materials sectors weighed on the Fund's relative returns. In addition, an underweight stake in energy stocks detracted from performance against the benchmark.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

13    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR GROWTH AND INCOME FUND - AS OF APRIL 30, 2007

-----------------------------------------------------------------------------------------------------------------
                                                                              AVERAGE ANNUAL          EXPENSE
FUND PERFORMANCE                                                              TOTAL RETURN (%)      RATIO (%)(5)
-----------------------------------------------------------------------------------------------------------------
                                                   INCEPTION     SIX        1      5      SINCE
AS OF APRIL 30, 2007                                 DATE      MONTHS+    YEAR   YEAR   INCEPTION   GROSS    NET
-----------------------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class A(1)     4/12/01      2.77     3.13   5.76      2.08      1.47   1.20
-----------------------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class B(2)      4/5/01      3.82     3.82   6.07      2.67      2.22   1.95
-----------------------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class C(3)     11/3/03      6.85     6.85     --      9.93      2.22   1.95
-----------------------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class I         4/2/01      8.36     8.86   7.11      3.74      1.22   0.95
-----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index(4)                           --      8.60    15.23   8.54       N/A       N/A    N/A
-----------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Average(4)                   --      8.25    13.26   7.05       N/A       N/A    N/A
-----------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

(5) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

+     AGGREGATE TOTAL RETURN

The Fund is measured against the Standard & Poor's 500 Index, an unmanaged index that is generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain parties waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS    14

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HSBC INVESTOR INTERNATIONAL EQUITY FUND
(ADVISOR, CLASS A SHARES, B SHARES, AND C SHARES)
BY KEVIN F. SIMMS
CO-CIO INTERNATIONAL VALUE EQUITIES AND DIRECTOR OF RESEARCH - GLOBAL AND INTERNATIONAL VALUE EQUITIES
ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT

The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the "Funds") seek to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Funds employ a two-tier fund structure, known as "master-feeder," in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the "Portfolio"). The Portfolio employs AllianceBernstein Investment Research and Management ("AllianceBernstein"), a unit of AllianceBernstein Investment Research and Management as sub-investment adviser.

The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including Europe, Canada, Australia and the Far East.

INVESTMENT CONCERNS

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MARKET COMMENTARY

For the six month period ended April 30, 2007, the Advisor shares of the HSBC Investor International Equity Fund produced a 14.58% return and the Class A Shares of the HSBC Investor Overseas Equity Fund returned 13.94% (without sales charge). That compared to a total return of 15.68% and 13.91% for the Funds' benchmarks, the MSCI EAFE Index(1) and the Lipper International Large-Cap Core Funds Average(1), respectively.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

PERFORMANCE REVIEW

Good performance in international equity markets helped the Fund generate strong absolute returns. A number of rallying stocks particularly boosted performance, including shares of a Dutch financial firm, a North American steel producer and French tire maker. Stocks that weighed on absolute performance included shares of a Korean automobile manufacturer, a Japanese financial firm and a Japanese capital equipment maker.*

Stock selection added 0.5 percentage points to the Fund's performance advantage over its benchmark. The sub-advisor's selections within the consumer staples, transportation and industrial commodities sectors especially contributed to relative gains. In particular, shares of a U.K. supermarket chain benefited from the company's strong financial results, and from investors' belief that a private equity firm might acquire the company. A Japanese shipping stock also boosted relative returns, as lower fuel prices and strong demand improved the firm's profits. Likewise, shares of a Japanese steel producer surged after the company raised its earnings projections due to burgeoning demand.*

Meanwhile, stock selection within the capital equipment sector detracted from relative performance. Difficulties at merged French and Japanese auto companies especially weakened returns in that sector. An overweight position in a Japanese financial firm also weighed on relative performance.*

The Fund's overall sector weightings decreased relative returns by 0.37 percentage points. The portfolio's overweight stake in underperforming energy and financial stocks hurt relative performance, as did underweight positions in the strong consumer staples and construction and housing sectors.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

15    HSBC INVESTOR FAMILY OF FUNDS

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                                                               PORTFOLIO REVIEWS
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HSBC INVESTOR INTERNATIONAL EQUITY FUND  - AS OF APRIL 30, 2007

------------------------------------------------------------------------------------------------------------------------------
                                                                                       AVERAGE ANNUAL              EXPENSE
FUND PERFORMANCE                                                                      TOTAL RETURN (%)           RATIO (%)(5)
------------------------------------------------------------------------------------------------------------------------------
                                                       INCEPTION     SIX       1        5      10      SINCE
AS OF APRIL 30, 2007                                     DATE      MONTHS+   YEAR     YEAR    YEAR   INCEPTION   GROSS    NET
------------------------------------------------------------------------------------------------------------------------------
HSBC Investor International Equity Fund (Advisor)        1/9/95     14.58    18.77   16.26   10.96     11.62      0.97   0.97
------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Overseas Equity Fund Class A(1)           8/26/96      8.25    11.75   14.60    9.60     10.07      1.67   1.67
------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Overseas Equity Fund Class B(2)            1/6/98      9.58    12.80   14.91      --      9.91      2.42   2.42
------------------------------------------------------------------------------------------------------------------------------
HSBC Investor Overseas Equity Fund Class C(3)           11/4/98     12.49    15.73   14.91      --     10.23      2.42   2.42
------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(4)                                           --     15.68    20.32   17.10    9.09       N/A       N/A    N/A
------------------------------------------------------------------------------------------------------------------------------
Lipper International Large-Cap Core Average(4)               --     13.91    16.25   13.68    7.77       N/A       N/A    N/A
------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, FOR CLASS A, CLASS B AND CLASS C CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

During the period ended April 30, 2007, the Fund received monies related to certain nonrecurring litigation settlements. Without the receipt of this payment, the returns for the Fund's Advisor Class shares, Class A Shares, Class B shares and Class C shares for the period ended April 30, 2007 would have been lower.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

(5) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

+     AGGREGATE TOTAL RETURN

The Fund is measured against the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain parties waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS    16

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HSBC INVESTOR MID-CAP FUND
(CLASS A SHARES, B SHARES, C SHARES AND TRUST SHARES)
BY TONY Y. DONG, CFA, DIRECTOR, MID-CAP EQUITY AND SENIOR PORTFOLIO MANAGER AND BRIAN S. MATUSZAK, CFA, SENIOR EQUITY ANALYST AND
ANDY Y. MUI, CPA, SENIOR EQUITY ANALYST
MUNDER CAPITAL MANAGEMENT

The HSBC Investor Mid-Cap Fund (the "Fund") seeks to achieve its objective by investing in common or preferred stocks and convertible securities. The Fund will normally invest at least 80% of its assets in equity securities of mid-sized companies with market capitalizations falling within the range of the S&P MidCap 400 Index (between $270 million and $8.6 billion as of March 31,
2005) at the time of acquisition. Investments are primarily in domestic common stocks but also may include, to a limited degree, preferred stocks, and convertible securities. The Portfolio employs Munder Capital Management ("Munder") as sub-investment adviser.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

MARKET COMMENTARY

The Fund's Class A Shares posted a return of 12.40% (without sales charge) and 12.42% for the Trust Shares for the six month period ended April 30, 2007. That compared to 11.98% and 11.45% for the Fund's benchmarks, the S&P MidCap 400 Index(1) and the Lipper Mid-Cap Growth Funds Average(1).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

PERFORMANCE REVIEW

Mid cap stocks surged during much of the period between November and April. The Fund's benchmark was the strongest- performing major U.S. equity index during that time, driven by medium-sized firms' powerful profit growth. The exception to that generally strong environment came during late February, when all sectors of the market suffered a sharp downturn. The market recovered quickly from that setback, however. That environment helped the Fund generate strong gains, with every economic sector but one posting positive returns. (The one exception, consumer staples, declined less than one percent.)*

Very strong stock selection helped the Fund outperform its benchmark for the period. Selection in the consumer discretionary sector proved especially beneficial, as the Fund's holdings in that sector outperformed the benchmark's consumer discretionary stake by 0.75 percentage points.*

The Fund's allocation to consumer staples stocks reduced its performance relative to the benchmark, largely because of losses in two holdings in that sector. The sub-advisor subsequently eliminated one of those positions from the portfolio. The Fund's stakes in materials, information technology and industrial stocks also weighed on performance against the benchmark, despite posting strong absolute returns.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

17    HSBC INVESTOR FAMILY OF FUNDS

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                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR MID-CAP FUND - AS OF APRIL 30, 2007

----------------------------------------------------------------------------------------------------------------
                                                                         AVERAGE ANNUAL               EXPENSE
FUND PERFORMANCE                                                        TOTAL RETURN (%)           RATIO (%)(5)
----------------------------------------------------------------------------------------------------------------
                                         INCEPTION     SIX        1       5      10      SINCE
AS OF APRIL 30, 2007                        DATE     MONTHS+    YEAR    YEAR    YEAR   INCEPTION   GROSS    NET
----------------------------------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class A(1)      7/1/93      6.75     4.85    7.86   10.15     11.28      1.85   1.35
----------------------------------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class B(2)      7/1/93      7.93     5.45    8.12    9.87     10.91      2.60   2.10
----------------------------------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class C(3)      7/1/93     10.83     8.49    8.26    9.94     10.91      2.60   2.10
----------------------------------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Trust           7/1/93     12.42    10.58    9.19   10.93     11.96      1.60   1.10
----------------------------------------------------------------------------------------------------------------
Standard & Poor's MidCap 400 Index(4)          --     11.98    10.19   11.47   14.34       N/A       N/A    N/A
----------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average(4)         --     11.45     6.75    8.73    9.11       N/A       N/A    N/A
----------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

(5) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

+     AGGREGATE TOTAL RETURN

+ For periods prior to July 1, 2000, the performance shown above includes the total return (adjusted for Fund expenses) generated by HSBC Investments (USA) Inc's management of a pooled investment vehicle called a collective investment trust (CTF) with the same investment objective as the Fund. The assets from that CTF were converted into the HSBC Investor Mid-Cap Fund on July 1, 2000. The CTF was not registered with the Securities & Exchange Commission (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions.

The S&P MidCap 400 Index is comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain parties waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS    18

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HSBC INVESTOR OPPORTUNITY FUND (FORMERLY KNOWN AS SMALL CAP EQUITY FUND) (ADVISOR, CLASS A SHARES, B SHARES AND C SHARES)
BY WILLIAM A. MUGGIA
PRESIDENT-CHIEF INVESTMENT OFFICER
WESTFIELD CAPITAL MANAGEMENT

The HSBC Investor Opportunity Fund ("the Fund") seeks to provide its shareholders with long-term growth of capital by investing in equity securities of emerging small and medium-sized companies expected to deliver earnings growth well above the growth rate of the economy and the rate of inflation. The Funds employ a two-tier structure, commonly referred to as "master-feeder." The Fund invest all of its investable assets in the HSBC Investor Small Cap Equity Portfolio (the "Portfolio"). The Portfolio employs Westfield Capital Management Company, LLC as sub-investment adviser.

The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

MARKET COMMENTARY

For the six month period ended April 30, 2007, the Advisor shares and the Class A Shares of the Fund produced a total return of 12.13% and 11.86% (without sales charge), respectively. The Fund's benchmarks, the Russell 2500(R) Growth Index(1) and the Lipper Mid-Cap Growth Funds Average(1), returned 10.62% and 11.45%, respectively.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

PERFORMANCE REVIEW

Small-cap stocks performed well, despite a broad market sell-off that began in February. The market promptly regained its upward trajectory as concerns about rising defaults on sub-prime mortgages, weakness in the housing market, Alan Greenspan's comments about the possibility of recession and rising tensions in the Mideast gave way to enthusiasm over corporate profit growth, low unemployment and relatively benign inflation data. Traditionally defensive sectors such as materials, utilities, energy and consumer staples drove the index's performance.*

The Fund benefited from an underweight position relative to the benchmark in financials, the worst performing sector in the index. The sub-advisor's stock selection in that sector also added to relative gains, due to the Fund's exposure to the healthy asset management industry and select real estate investment trusts (REITs), as well as limited exposure to traditional lenders.*

Stock selection within the consumer discretionary sector also boosted relative returns. The sub-advisor avoided the underperforming apparel retail industry, and held significant exposure to the strong-performing specialty stores and specialized consumer services industries.*

A combination of a significantly overweight position in energy stocks and strong selection in that sector also helped the Fund outperform during the period. The sub-advisor held a healthy stake in the oil and gas equipment and services stocks, the top-performing industry in the sector.*

The Fund held investments in seven economic sectors, and experienced positive stock selection and positive performance relative to the index in all of them. Unfortunately, the Fund had no exposure to the Utilities and Materials sectors. Lack of exposure to these sectors, the top-performing sectors in the benchmark, hurt relative returns.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

19    HSBC INVESTOR FAMILY OF FUNDS

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                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

HSBC INVESTOR OPPORTUNITY FUND - AS OF APRIL 30, 2007

-------------------------------------------------------------------------------------------------------------------
                                                                            AVERAGE ANNUAL              EXPENSE
FUND PERFORMANCE                                                           TOTAL RETURN (%)           RATIO (%)(5)
-------------------------------------------------------------------------------------------------------------------
                                            INCEPTION     SIX        1       5      10      SINCE
AS OF APRIL 30, 2007                           DATE     MONTHS+    YEAR    YEAR    YEAR   INCEPTION   GROSS    NET
-------------------------------------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund (Advisor)      9/3/96     12.13    10.66   10.07   12.52     12.22      1.03   1.03
-------------------------------------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund Class A(1)    9/23/96      6.29     4.62    8.35   11.26     10.23      1.70   1.65
-------------------------------------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund Class B(2)     1/6/98      7.58     5.43    8.63      --      9.56      2.45   2.40
-------------------------------------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund Class C(3)    11/4/98     10.46     8.27    8.63      --     10.40      2.45   2.40
-------------------------------------------------------------------------------------------------------------------
Russell 2500(R) Growth Index(4)                   --     10.62     7.32   10.53    8.71       N/A       N/A    N/A
-------------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average(4)            --     11.45     6.75    8.73    9.11       N/A       N/A    N/A
-------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, FOR CLASS A, CLASS B AND CLASS C CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

(5) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

+     AGGREGATE TOTAL RETURN

The Fund is measured against the Russell 2500(R) Growth Index, an unmanaged index that tracks the performance of 2500 securities found in the Russell Universe(4) with higher price-to-book and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain parties waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS    20

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PORTFOLIO REVIEWS
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HSBC INVESTOR VALUE FUND
(CLASS A SHARES, B SHARES, C SHARES AND I SHARES)
BY JON D. BOSSE, CFA
CHIEF INVESTMENT OFFICER
NWQ INVESTMENT MANAGEMENT CO., LLC

The HSBC Investor Value Fund (the "Fund") seeks long-term growth of capital and income by investing primarily in U.S. and foreign companies with large and medium capitalizations that possess hidden opportunities underpriced by the market. The Fund utilizes a two tier structure, commonly known as a "master-feeder" and invests all of its assets in the HSBC Investor Value Portfolio (the "Portfolio"), which acts as the master fund. The Portfolio employs NWQ Investment Management Company, LLC ("NWQ") as sub-adviser.

INVESTMENT CONCERNS

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this fund will fluctuate as the value of the securities in the Portfolio changes.

MARKET COMMENTARY

The Fund returned 8.93% (without sales charge) for the Class A Shares and 9.07% for the Class I Shares for the six month period ended April 30, 2007. That compared to a 9.79% return for the Russell 1000(R) Value Index(1) and a 9.70% return for the Lipper Multi-Cap Value Funds Average(1).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

PERFORMANCE REVIEW

With the Federal Reserve leaving interest rates unchanged since last August, the U.S. stock market marched to a series of multi-year year highs spurred by better-than-expected corporate earnings. The equity market shrugged off concerns about a slumping housing market, slowing economic growth and potentially weaker consumer spending. Share buybacks and corporate acquisitions by both public companies and private equity firms meanwhile reduced the supply of available stocks, pushing prices higher. The Fund's absolute returns benefited from the stock market's strong gains in that environment.

A continued overweight position in shares of oil and natural gas exploration and production companies provided the greatest positive contribution to returns relative to the Fund's benchmark. Those stocks benefited from sustained spending on exploration, as well as investors' appreciation for their attractive valuations. The Fund's overweight stakes in the materials and processing, consumer staples and producer durables sectors also boosted relative performance.*

The Fund's relatively large position in technology stocks hindered returns against the benchmark. Investor concerns about business spending buffeted that sector of the market, and certain portfolio holdings announced disappointing earnings. An overweight stake in mortgage-related stocks in the financial sector also dragged on relative performance, due to weakness in the housing market and rising defaults on sub-prime mortgages.*

*     Portfolio composition is subject to change.

(1)   For additional information, please refer to the Glossary of Terms.

21    HSBC INVESTOR FAMILY OF FUNDS

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                                                               PORTFOLIO REVIEWS
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HSBC INVESTOR VALUE FUND - AS OF APRIL 30, 2007

-------------------------------------------------------------------------------------------------
                                                                  AVERAGE ANNUAL       EXPENSE
FUND PERFORMANCE                                                 TOTAL RETURN (%)   RATIO (%)(5)
-------------------------------------------------------------------------------------------------
                                          INCEPTION     SIX        1      SINCE
AS OF APRIL 30, 2007                        DATE      MONTHS+    YEAR   INCEPTION   GROSS    NET
-------------------------------------------------------------------------------------------------
HSBC Investor Value Fund Class A(1)        5/10/04      3.48    11.07     15.73      1.43   1.20
-------------------------------------------------------------------------------------------------
HSBC Investor Value Fund Class B(2)        5/10/04      4.60    12.04     16.38      2.18   1.95
-------------------------------------------------------------------------------------------------
HSBC Investor Value Fund Class C(3)        5/10/04      7.56    15.00     16.86      2.18   1.95
-------------------------------------------------------------------------------------------------
HSBC Investor Value Fund Class I           5/10/04      9.07    17.12     18.05      1.18   0.95
-------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index(4)                  --      9.79    18.15       N/A       N/A    N/A
-------------------------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Average(4)         --      9.70    15.16       N/A       N/A    N/A
-------------------------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-782-8183.

THE PERFORMANCE ABOVE REFLECTS ANY FEE WAIVERS THAT HAVE BEEN IN EFFECT DURING THE APPLICABLE PERIODS, AS WELL AS ANY EXPENSE REIMBURSEMENTS THAT HAVE PERIODICALLY BEEN MADE. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. CURRENTLY, CONTRACTUAL FEE WAIVERS ARE IN EFFECT FROM MARCH 1, 2007 THROUGH MARCH 1, 2008.

(1)   REFLECTS THE MAXIMUM SALES CHARGE OF 5.00%.

(2)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 4.00%.

(3)   REFLECTS THE CONTINGENT DEFERRED SALES CHARGE, MAXIMUM OF 1.00%.

(4)   FOR ADDITIONAL INFORMATION, PLEASE REFER TO THE GLOSSARY OF TERMS.

(5) REFLECTS THE EXPENSE RATIO AS REPORTED IN THE PROSPECTUS DATED FEBRUARY 28, 2007.

+     AGGREGATE TOTAL RETURN

The Fund is measured against the Russell 1000(R) Value Index, an unmanaged index comprised of the 1000 securities found in the Russell Universe(4) with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, certain parties waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                             HSBC INVESTOR FAMILY OF FUNDS    22

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PORTFOLIO REVIEWS
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PORTFOLIO COMPOSITION*
APRIL 30, 2007
(UNAUDITED)

--------------------------------------------------------------------------------
HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Mortgage Backed Securities                                   25.0%
--------------------------------------------------------------------------------
Corporate Bonds                                              20.9%
--------------------------------------------------------------------------------
U.S. Treasury Securities                                     15.9%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations                          11.0%
--------------------------------------------------------------------------------
Asset Backed Securities                                      10.6%
--------------------------------------------------------------------------------
Commercial Mortgage Backed Securities                         7.4%
--------------------------------------------------------------------------------
Foreign Bond                                                  5.5%
--------------------------------------------------------------------------------
Cash and Equivalents                                          3.7%
--------------------------------------------------------------------------------
Total                                                       100.0%
================================================================================

--------------------------------------------------------------------------------
HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Corporate Bonds                                              96.6%
--------------------------------------------------------------------------------
Cash and Equivalents                                          3.4%
--------------------------------------------------------------------------------
Total                                                       100.0%
================================================================================

--------------------------------------------------------------------------------
HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Mortgage Backed Securities                                   25.7%
--------------------------------------------------------------------------------
Corporate Bond                                               24.4%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations                          12.0%
--------------------------------------------------------------------------------
U.S. Treasury Securities                                     10.8%
--------------------------------------------------------------------------------
Asset Backed Securities                                      10.5%
--------------------------------------------------------------------------------
Commercial Mortgage Backed Securities                         7.9%
--------------------------------------------------------------------------------
Foreign Bond                                                  6.7%
--------------------------------------------------------------------------------
Cash and Equivalents                                          2.0%
--------------------------------------------------------------------------------
Total                                                       100.0%
================================================================================

--------------------------------------------------------------------------------
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Municipal Bonds                                              97.1%
--------------------------------------------------------------------------------
Cash and Equivalents                                          2.9%
--------------------------------------------------------------------------------
Total                                                       100.0%
================================================================================

--------------------------------------------------------------------------------
HSBC INVESTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Information Technology                                       28.5%
--------------------------------------------------------------------------------
Health Care                                                  19.8%
--------------------------------------------------------------------------------
Consumer Discretionary                                       12.5%
--------------------------------------------------------------------------------
Industrials                                                  11.9%
--------------------------------------------------------------------------------
Financials                                                   11.0%
--------------------------------------------------------------------------------
Consumer Staples                                              7.7%
--------------------------------------------------------------------------------
Energy                                                        4.7%
--------------------------------------------------------------------------------
Cash and Equivalents                                          3.9%
--------------------------------------------------------------------------------
Total                                                       100.0%
================================================================================

--------------------------------------------------------------------------------
HSBC INVESTOR GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Consumer Discretionary                                       23.3%
--------------------------------------------------------------------------------
Industrials                                                  21.7%
--------------------------------------------------------------------------------
Information Technology                                       18.3%
--------------------------------------------------------------------------------
Financials                                                   16.0%
--------------------------------------------------------------------------------
Consumer Staples                                              6.3%
--------------------------------------------------------------------------------
Materials                                                     5.1%
--------------------------------------------------------------------------------
Energy                                                        3.6%
--------------------------------------------------------------------------------
Telecommunications                                            2.4%
--------------------------------------------------------------------------------
Cash and Equivalents                                          1.7%
--------------------------------------------------------------------------------
Health Care                                                   1.6%
--------------------------------------------------------------------------------
Total                                                       100.0%
================================================================================

--------------------------------------------------------------------------------
HSBC INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Europe                                                       63.7%
--------------------------------------------------------------------------------
Japan                                                        18.9%
--------------------------------------------------------------------------------
Australia & Far East                                          7.7%
--------------------------------------------------------------------------------
Cash and Equivalents                                          4.7%
--------------------------------------------------------------------------------
Other                                                         2.6%
--------------------------------------------------------------------------------
Canada                                                        2.4%
--------------------------------------------------------------------------------
Total                                                       100.0%
================================================================================

*     Portfolio composition is subject to change.

23     HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                               PORTFOLIO REVIEWS
--------------------------------------------------------------------------------

                                                          PORTFOLIO COMPOSITION*
                                                                  APRIL 30, 2007
                                                                     (UNAUDITED)

--------------------------------------------------------------------------------
HSBC INVESTOR MID-CAP FUND
--------------------------------------------------------------------------------

INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Industrials                                                  18.9%
--------------------------------------------------------------------------------
Financials                                                   16.3%
--------------------------------------------------------------------------------
Information Technology                                       14.7%
--------------------------------------------------------------------------------
Consumer Discretionary                                       14.3%
--------------------------------------------------------------------------------
Health Care                                                   9.7%
--------------------------------------------------------------------------------
Energy                                                        8.6%
--------------------------------------------------------------------------------
Utilities                                                     7.1%
--------------------------------------------------------------------------------
Materials                                                     6.1%
--------------------------------------------------------------------------------
Consumer Staples                                              2.4%
--------------------------------------------------------------------------------
Telecommunications                                            1.4%
--------------------------------------------------------------------------------
Cash and Equivalents                                          0.5%
--------------------------------------------------------------------------------
Total                                                       100.0%
================================================================================

--------------------------------------------------------------------------------
HSBC INVESTOR OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Health Care                                                  26.3%
--------------------------------------------------------------------------------
Information Technology                                       24.6%
--------------------------------------------------------------------------------
Industrials                                                  17.1%
--------------------------------------------------------------------------------
Consumer Discretionary                                       13.6%
--------------------------------------------------------------------------------
Energy                                                       10.4%
--------------------------------------------------------------------------------
Financials                                                    5.5%
--------------------------------------------------------------------------------
Consumer Staples                                              1.0%
--------------------------------------------------------------------------------
Materials                                                     1.0%
--------------------------------------------------------------------------------
Cash and Equivalents                                          0.5%
--------------------------------------------------------------------------------
Total                                                       100.0%
================================================================================

--------------------------------------------------------------------------------
HSBC INVESTOR VALUE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ALLOCATION                         PERCENTAGE OF INVESTMENTS AT VALUE
--------------------------------------------------------------------------------
Financials                                                   30.7%
--------------------------------------------------------------------------------
Information Technology                                       10.6%
--------------------------------------------------------------------------------
Consumer Discretionary                                       10.5%
--------------------------------------------------------------------------------
Energy                                                        9.9%
--------------------------------------------------------------------------------
Industrials                                                   7.8%
--------------------------------------------------------------------------------
Materials                                                     7.5%
--------------------------------------------------------------------------------
Cash and Equivalents                                          6.9%
--------------------------------------------------------------------------------
Consumer Staples                                              6.8%
--------------------------------------------------------------------------------
Telecommunication Services                                    3.7%
--------------------------------------------------------------------------------
Miscellaneous                                                 2.4%
--------------------------------------------------------------------------------
Transportation                                                2.2%
--------------------------------------------------------------------------------
Health Care                                                   1.0%
--------------------------------------------------------------------------------
Total                                                       100.0%
================================================================================

*     Portfolio composition is subject to change.

                                            HSBC INVESTOR FAMILY OF FUNDS     24

--------------------------------------------------------------------------------
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------
MUNICIPAL BONDS--96.0%
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                     AMOUNT($)       VALUE($)
                                                     ----------   -------------
NEW YORK - 87.0%
Buffalo, New York Fiscal Stability
   Authority Revenue, 5.25%,
   8/15/13, (MBIA Insured) .....................        500,000         542,185
Corning City, New York School
   District GO, 5.00%, 6/15/09, (FSA Insured) ..        790,000         811,749
Long Island Power Authority New
   York Electric System, 5.00%,
   12/1/22, Callable 12/01/16 @ 100 ............        500,000         533,720
Metropolitan Transportation
   Authority of New York Revenue
   5.25%, 11/15/11 .............................      1,000,000       1,061,790
   5.75%, 7/1/13, Escrowed to
   Maturity ....................................        285,000         304,266
   5.50%, 1/1/19, (MBIA Insured),
   Callable 7/1/12 @ 100 .......................        480,000         519,586
   5.50%, 11/15/19, (FGIC Insured) .............      1,000,000       1,151,050
   5.00%, 11/15/32, (FSA Insured),
   Callable 11/15/12 @ 100 .....................      1,625,000       1,695,996
Monroe County, New York, Airport
   Authority Revenue
   5.63%, 1/1/10, AMT, (MBIA Insured) ..........      1,240,000       1,294,622
   5.75%, 1/1/14, AMT, (MBIA Insured) ..........        750,000         826,125
New York City GO
   5.00%, 8/1/08 ...............................        990,000       1,005,434
   5.00%, 12/1/13 ..............................      1,000,000       1,065,110
   5.00%, 8/1/14 ...............................        200,000         213,614
   6.00%, 8/1/14, Callable 8/1/07 @ 101 ........         55,000          55,822
   5.00%, 8/1/15 ...............................        325,000         348,270
New York City Housing
   Development Corp. Revenue,
   5.60%, 11/1/19, AMT, Callable
   11/1/09 @101 ................................        100,000         103,293
New York City Industrial
   Development Agency Revenue,
   Queens Baseball Stadium, 5.00%,
   1/1/18, (AMBAC Insured),
   Callable 1/1/17 @ 100 .......................        550,000         596,475
New York City Industrial
   Development Agency Revenue,
   Terminal One Group Association,
   5.00%, 1/1/09, AMT ..........................      1,000,000       1,018,370
New York City Industrial
   Development Agency Revenue,
   USTA National Tennis Center,
   5.00%, 11/15/19, (FSA Insured),
   Callable 5/1/13 @ 100 .......................      1,000,000       1,063,110
New York City Municipal Water
   Finance Authority
   5.00%, 6/15/34, Callable 6/15/13 @ 100 ......      1,250,000       1,301,737
   5.00%, 6/15/36, Callable 12/15/14 @ 100 .....      1,000,000       1,047,700
New York City Transitional Finance
   Authority Building Aid Revenue
   5.00%, 7/15/18, (FGIC Insured),
   Callable 1/15/17 @ 100 ......................        550,000         597,316
   5.00%, 7/15/36, (FGIC Insured),
   Callable 1/15/17 @ 100 ......................      1,000,000       1,063,180

--------------------------------------------------------------------------------
MUNICIPAL BONDS, CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                     AMOUNT($)       VALUE($)
                                                     ----------   -------------
NEW YORK, CONTINUED
New York City Transitional Finance
   Authority Revenue
   5.25%, 5/1/17, Callable 5/1/11 @ 100 ........        400,000         421,456
   5.25%, 2/1/29, Callable 2/1/11 @ 100 ........      1,540,000       1,620,080
New York State Dormitory Authority
   Revenue, 5.50%, 8/15/17,
   Callable 2/15/08 @ 101 ......................        125,000         127,643
New York State Dormitory Authority
   Revenue, Cooper Union, 6.00%,
   7/1/19, (MBIA Insured), Callable
   7/1/09 @ 101 ................................        350,000         370,297
New York State Dormitory Authority
   Revenue, Department of Health,
   5.25%, 7/1/16, Callable 7/1/14 @ 100 ........        500,000         539,725
New York State Dormitory Authority
   Revenue, Master Boces PG, 5.25%,
   8/15/19, (FSA Insured), Callable
   8/15/12 @ 100 ...............................      1,000,000       1,071,330
New York State Dormitory Authority
   Revenue, Mental Health
   6.50%, 8/15/11 ..............................        225,000         248,533
   5.00%, 2/15/15, (FGIC Insured) ..............      1,245,000       1,345,571
New York State Dormitory Authority
   Revenue, New York Presbyterian
   Hospital, 5.50%, 8/1/10, (AMBAC
   Insured) ....................................        750,000         789,090
New York State Dormitory Authority
   Revenue, New York University,
   5.50%, 7/1/18, (AMBAC Insured) ..............        500,000         570,390
New York State Dormitory Authority
   Revenue, NYSARC, 5.25%, 7/1/18,
   (FSA Insured), Callable 7/1/12 @ 101 ........      1,460,000       1,574,011
New York State Dormitory Authority
   Revenue, Rockefeller University, 5.25%,
   7/1/13, Callable 7/1/08 @ 101 ...............        500,000         513,845
New York State Dormitory Authority
   Revenue, School District Board
   Financing, 5.00%, 7/1/08 ....................        595,000         604,086
New York State Dormitory Authority
   Revenue, Sloan Kettering Institute,
   5.50%, 7/1/23, (MBIA Insured) ...............      1,300,000       1,506,817
New York State Dormitory Authority
   Revenue, St. Johns University, 5.00%,
   7/1/24, (MBIA Insured), Callable
   7/1/17 @ 100 ................................      1,000,000       1,075,900
New York State Dormitory Authority
   Revenue, University of Rochester, 5.00%,
   7/1/22, Callable 1/1/17 @100 ................        500,000         534,360
New York State Dormitory Authority
   State Personal Income Tax Revenue,
   5.00%, 3/15/10 ..............................      1,000,000       1,036,760
New York State Dormitory Authority,
   Personal Income Tax Revenue, 5.00%,
   3/15/23, Callable 3/15/15 @ 100 .............      1,000,000       1,060,700
New York State Environmental
   Facscorp State Personal Income
   Tax Revenue, 5.00%, 12/15/16 ................        500,000         547,590

25     HSBC INVESTOR FAMILY OF FUNDS          SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                     HSBC INVESTOR NEW YORK TAX - FREE BOND FUND
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
MUNICIPAL BONDS, CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                      AMOUNT($)      VALUE($)
                                                     ----------   -------------
NEW YORK, CONTINUED
New York State Environmental
   Facscorp. Revenue
   5.70%, 1/15/14, Callable 7/15/09 @ 101 ......        415,000         436,426
   5.70%, 1/15/14 ..............................         15,000          15,804
   5.70%, 1/15/14, Prerefunded
   7/15/09 @ 101 ...............................        570,000         600,552
New York State Mortgage Agency
   Revenue, 5.60%, 10/1/14, AMT,
   Callable 9/1/07 @ 101.5 .....................      1,000,000       1,018,480
New York State Municipal Bond
   Bank Revenue, 5.50%, 12/1/12 ................        850,000         923,066
New York State Thruway Authority
   Revenue, Highway & Bridge
   5.50%, 4/1/17, (FGIC Insured),
   Callable 4/1/11 @ 101 .......................      1,000,000       1,075,640
   5.00%, 4/1/22, (MBIA Insured),
   Callable 4/1/14 @ 100 .......................      1,000,000       1,062,380
New York State Thruway Authority,
   Personal Income Tax Revenue
   5.00%, 3/15/13, (FSA Insured) ...............        645,000         687,834
   5.00%, 3/15/19, (MBIA Insured),
   Callable 3/15/13 @ 100 ......................      1,400,000       1,486,142
   5.50%, 3/15/20, Prerefunded
   3/15/12 @ 100 ...............................        500,000         541,410
   5.00%, 3/15/21, (MBIA Insured),
   Callable 3/15/13 @ 100 ......................        500,000         530,765
New York State Thruway Authority, Service
   Contract Revenue, 5.50%, 4/1/11 .............      1,000,000       1,065,080
New York State Urban Development
   Corp. Correctional Facilities
   Revenue, Series A, 6.50%, 1/1/09,
   (MBIA Insured) ..............................        500,000         522,515
New York State Urban Development
   Corp. Personal Income Tax Revenue,
   Series B, 5.00%, 3/15/21, (FSA Insured),
   Callable 3/15/15 @100 .......................      1,000,000       1,068,210
New York State Urban Development
   Corp. Revenue
   5.75%, 4/1/12 ...............................        500,000         542,305
   5.13%, 1/1/22, Callable 7/1/14 @ 100 ........        885,000         939,675
   5.13%, 1/1/25, Prerefunded
   1/1/11 @ 100 ................................        175,000         183,904
Onondaga County, New York Water
   Authority Revenue
   5.00%, 9/15/14, (FSA Insured),
   Callable 9/15/10 @ 101 ......................        300,000         315,393
   5.00%, 9/15/15, (FSA Insured),
   Callable 9/15/10 @ 101 ......................        665,000         698,044
Port Authority of New York & New
   Jersey Revenue
   5.00%, 9/1/27, Callable 9/1/13 @ 100 ........        795,000         838,399
   5.38%, 3/1/28 ...............................      1,100,000       1,260,666
Port Authority of New York & New
   Jersey Special Obligation
   Revenue, 5.75%, 12/1/22, AMT,
   (MBIA Insured), Callable
   12/1/07 @ 102 ...............................        500,000         515,095
Suffolk County, New York GO
   5.25%, 5/1/12, (FSA Insured) ................        515,000         552,683
   5.25%, 5/1/15, (FSA Insured) ................        100,000         110,382

--------------------------------------------------------------------------------
MUNICIPAL BONDS, CONTINUED
--------------------------------------------------------------------------------

                                                     SHARES OR
                                                     PRINCIPAL
                                                      AMOUNT($)      VALUE($)
                                                     ----------   -------------
NEW YORK, CONTINUED
Syracuse New York Individual
   Development Agency Pilot
   Revenue, 5.00%, 1/1/36, AMT,
   (Credit Support XLCA), Callable
   1/1/17 @ 100 ................................      1,000,000       1,044,380
Tobacco Settlement Corp., 5.50%,
   6/1/21, Callable 6/1/13 @ 100 ...............      1,000,000       1,081,970
Webster, New York Central School
   District GO, 5.00%, 6/15/14,
   (FSA Insured) ...............................        500,000         538,125
White Plains New York, 5.00%,
   5/15/17, (MBIA Insured) .....................        300,000         329,184
Yonkers New York, Series E, 5.00%,
   12/1/14, (MBIA Insured) .....................        750,000         806,760
                                                                  -------------
                                                                     54,569,973
                                                                  -------------
PUERTO RICO - 9.0%
Puerto Rico Commonwealth,
   Highway and Transportation
   Revenue, 5.00%, 9/15/17, (MBIA
   Insured), Callable 3/15/14 @ 100 ............      1,000,000       1,074,970
Puerto Rico Electric Power Authority
   Revenue, 5.25%, 7/1/22,
   (MBIA Insured) ..............................      1,000,000       1,131,310
Puerto Rico Municipal Finance
   Agency Revenue, 5.00%, 8/1/12 ...............        995,000       1,044,451
Puerto Rico Public Buildings
   Authority Revenue, 5.25%, 7/1/33,
   Callable 7/1/14 @ 100 .......................        700,000         743,274
Puerto Rico Public Finance Corp.
   Revenue
   5.38%, 6/1/18, (AMBAC Insured) ..............        500,000         564,885
   5.25%, 8/1/29, (MBIA Insured),
   Callable 7/1/10 @ 101 .......................      1,000,000       1,062,450
                                                                  -------------
                                                                      5,621,340
                                                                  -------------
TOTAL MUNICIPAL BONDS
   (COST $58,138,983) ..........................                     60,191,313
                                                                  -------------

--------------------------------------------------------------------------------
INVESTMENT COMPANIES--2.9%
--------------------------------------------------------------------------------

BlackRock Liquidity New York
   Money Fund Portfolio Institutional
   Shares, 3.68% (a) ...........................      1,802,734       1,802,734
Northern Institutional Diversified
   Asset Portfolio, 5.01% (a) ..................          3,350           3,350
                                                                  -------------
TOTAL INVESTMENT COMPANIES
   (COST $1,806,084) ...........................                      1,806,084
                                                                  -------------
TOTAL INVESTMENTS
   (COST $59,945,067) -- 98.9% .................                     61,997,397
                                                                  =============

----------
      Percentages indicated are based on net assets of $62,678,375.

(a) Variable rate security. The rates presented represent the annualized one day yield that was in effect on April 30, 2007.

AMBAC -- American Municipal Bond Assurance Corp.

AMT   -- Interest on security is subject to federal alternative minimum tax

FGIC  -- Financial Guaranty Insurance Co.

FSA   -- Financial Security Assurance

GO    -- General Obligation

MBIA  -- Municipal Bond Insurance Association

XLCA  -- XL Capital Assurance

SEE NOTES TO FINANCIAL STATEMENTS.          HSBC INVESTOR FAMILY OF FUNDS     26

--------------------------------------------------------------------------------
HSBC INVESTOR GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS--98.6%
--------------------------------------------------------------------------------

                                                       SHARES        VALUE($)
                                                     ----------   -------------
ADVERTISING - 1.5%
Lamar Advertising Co. ..........................         12,000         724,080
                                                                  -------------
                                                                        724,080
                                                                  -------------
AEROSPACE & DEFENSE - 3.7%
The Boeing Co. .................................          8,500         790,500
United Technologies Corp. ......................         14,500         973,385
                                                                  -------------
                                                                      1,763,885
                                                                  -------------
AUTOMOTIVE & TRANSPORT - 7.9%
BorgWarner, Inc. ...............................         12,900       1,005,039
FedEx Corp. ....................................          7,500         790,800
Johnson Controls, Inc. .........................          5,000         511,650
PACCAR, Inc. ...................................         18,000       1,511,640
                                                                  -------------
                                                                      3,819,129
                                                                  -------------
CHEMICALS - 5.1%
Ecolab, Inc. ...................................         28,000       1,203,720
Monsanto Co. ...................................         17,000       1,002,830
Sigma-Aldrich Corp. ............................          6,000         252,480
                                                                  -------------
                                                                      2,459,030
                                                                  -------------
COMPUTER SOFTWARE - 6.9%
CheckFree Corp. (a)  ...........................         12,000         403,920
Electronic Arts, Inc. (a) ......................         22,000       1,109,020
Intuit, Inc. (a) ...............................         16,000         455,200
Microsoft Corp. ................................         45,000       1,347,300
                                                                  -------------
                                                                      3,315,440
                                                                  -------------
COMPUTERS - 4.8%
Apple Computer, Inc. (a) .......................         23,000       2,295,400
                                                                  -------------
                                                                      2,295,400
                                                                  -------------
CONSUMER PRODUCTS - 5.3%
Nike, Inc., Class B ............................         25,000       1,346,500
PepsiCo, Inc. ..................................         18,000       1,189,620
                                                                  -------------
                                                                      2,536,120
                                                                  -------------
DIVERSIFIED MANUFACTURING OPERATIONS - 14.7%
Caterpillar, Inc. ..............................         20,000       1,452,400
Donaldson Co., Inc. ............................         20,500         736,360
Jacobs Engineering Group, Inc. (a) .............         28,500       1,437,255
Kennametal, Inc. ...............................         15,600       1,100,736
Plum Creek Timber Co., Inc. ....................         32,000       1,270,400
W. W. Grainger, Inc. ...........................         13,000       1,074,060
                                                                  -------------
                                                                      7,071,211
                                                                  -------------
FINANCIAL SERVICES - 13.4%
American Express Co. ...........................         28,000       1,698,760
Ameriprise Financial, Inc. .....................         18,000       1,070,460
Blackrock, Inc., Class A .......................          4,500         673,650
J.P. Morgan Chase & Co. ........................         17,500         911,750
T. Rowe Price Group, Inc. ......................         14,000         695,520
The Chicago Mercantile Exchange
   Holdings, Inc. ..............................          2,700       1,395,225
                                                                  -------------
                                                                      6,445,365
                                                                  -------------
HEALTH CARE - 1.6%
Zimmer Holdings, Inc. (a) ......................          8,500         769,080
                                                                  -------------
                                                                        769,080
                                                                  -------------

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES        VALUE($)
                                                     ----------   -------------
HOTELS & LODGING - 5.1%
Hilton Hotels Corp. ............................         33,000       1,122,000
Host Hotels & Resorts, Inc. ....................         19,960         511,775
Las Vegas Sands Corp. (a) ......................          9,500         809,305
                                                                  -------------
                                                                      2,443,080
                                                                  -------------
INTERNET RELATED - 2.2%
Google, Inc., Class A (a) ......................          2,250       1,060,604
                                                                  -------------
                                                                      1,060,604
                                                                  -------------
LEISURE - 1.0%
Carnival Corp. .................................         10,000         488,900
                                                                  -------------
                                                                        488,900
                                                                  -------------
MEDIA - 5.9%
McGraw-Hill Cos., Inc. .........................         25,000       1,638,250
The Walt Disney Co. ............................         35,000       1,224,300
                                                                  -------------
                                                                      2,862,550
                                                                  -------------
MOTOR VEHICLES - 1.7%
Harley-Davidson, Inc. ..........................         13,000         823,160
                                                                  -------------
                                                                        823,160
                                                                  -------------
OIL & GAS - 3.6%
Schlumberger Ltd. ..............................         12,600         930,258
Suncor Energy, Inc. ADR ........................         10,000         805,000
                                                                  -------------
                                                                      1,735,258
                                                                  -------------
RESTAURANTS - 1.7%
Starbucks Corp. (a) ............................         26,000         806,520
                                                                  -------------
                                                                        806,520
                                                                  -------------
RETAIL - 5.9%
Nordstrom, Inc. ................................         18,500       1,016,020
Walgreen Co. ...................................         26,000       1,141,400
Whole Foods Market, Inc. .......................         15,000         701,850
                                                                  -------------
                                                                      2,859,270
                                                                  -------------
TELECOMMUNICATIONS - 5.4%
QUALCOMM, Inc. .................................         33,000       1,445,400
Verizon Communications, Inc. ...................         30,000       1,145,400
                                                                  -------------
                                                                      2,590,800
                                                                  -------------
TRANSPORTATION - 1.2%
Expeditors International of Washington, Inc. ...         14,100         589,380
                                                                  -------------
                                                                        589,380
                                                                  -------------
TOTAL COMMON STOCKS
   (COST $36,202,506) ..........................                     47,458,262
                                                                  -------------

--------------------------------------------------------------------------------
INVESTMENT COMPANIES--1.7%
--------------------------------------------------------------------------------

Northern Institutional Diversified
   Asset Portfolio, 5.01% (b) ..................        835,589         835,589
                                                                  -------------
TOTAL INVESTMENT COMPANIES
   (COST $835,589) .............................                        835,589
                                                                  -------------
TOTAL INVESTMENTS
   (COST $37,038,095) -- 100.3% ................                     48,293,851
                                                                  =============

----------
      Percentages indicated are based on net assets of $48,145,235.

(a)   Represents non-income producing security.

(b) Variable rate security. The rates presented represent the annualized one day yield that was in effect on April 30, 2007.

ADR -- American Depositary Receipt

27     HSBC INVESTOR FAMILY OF FUNDS          SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                    HSBC INVESTOR MID - CAP FUND
--------------------------------------------------------------------------------

                   SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS--98.9%
--------------------------------------------------------------------------------

                                                       SHARES        VALUE($)
                                                     ----------   -------------
ADVERTISING - 0.9%
Lamar Advertising Co. ..........................          4,450         268,513
                                                                  -------------
                                                                        268,513
                                                                  -------------
AEROSPACE & DEFENSE - 2.2%
L-3 Communications Holdings, Inc. ..............          7,450         669,978
                                                                  -------------
                                                                        669,978
                                                                  -------------
AGRICULTURAL CHEMICALS - 1.3%
Syngenta AG ADR ................................         10,450         414,865
                                                                  -------------
                                                                        414,865
                                                                  -------------
AUCTION HOUSE/ART DEALER - 0.5%
Ritchie Brothers Auctioneers, Inc. ADR .........          2,500         147,700
                                                                  -------------
                                                                        147,700
                                                                  -------------
BANKING - 2.4%
Compass Bancshares, Inc. .......................          5,750         392,035
HDFC Bank Ltd. ADR .............................          4,900         355,887
                                                                  -------------
                                                                        747,922
                                                                  -------------
BIOTECHNOLOGY - 0.3%
Vertex Pharmaceuticals, Inc. (a) ...............          3,450         106,053
                                                                  -------------
                                                                        106,053
                                                                  -------------
BUSINESS SERVICES - 0.9%
Fidelity National Information
   Services, Inc. ..............................          5,600         282,968
                                                                  -------------
                                                                        282,968
                                                                  -------------
COMMUNICATIONS - 1.8%
CommScope, Inc. (a) ............................         11,850         552,803
                                                                  -------------
                                                                        552,803
                                                                  -------------
COMPUTER SERVICES - 4.3%
aQuantive, Inc. (a) ............................         13,300         407,113
Cognizant Technology Solutions Corp. (a) .......          5,550         496,170
Wright Express Corp. (a) .......................         14,100         444,291
                                                                  -------------
                                                                      1,347,574
                                                                  -------------
COMPUTER SOFTWARE - 2.6%
Akamai Technologies, Inc. (a) ..................          6,350         279,908
Blackbaud, Inc. ................................         16,700         368,736
NAVTEQ Corp. (a) ...............................          4,400         155,584
                                                                  -------------
                                                                        804,228
                                                                  -------------
COMPUTERS - 1.1%
Logitech International S.A. (a) ................         12,650         340,412
                                                                  -------------
                                                                        340,412
                                                                  -------------
CONSTRUCTION & ENGINEERING - 1.9%
McDermott International, Inc. (a) ..............         10,925         586,236
                                                                  -------------
                                                                        586,236
                                                                  -------------
CONSUMER DISCRETIONARY - 1.2%
Sotheby's Holdings, Inc. .......................          7,400         381,988
                                                                  -------------
                                                                        381,988
                                                                  -------------
CONSUMER PRODUCTS - 2.2%
Jarden Corp. (a) ...............................          8,600         362,404
Polo Ralph Lauren Corp. ........................          3,300         303,963
                                                                  -------------
                                                                        666,367
                                                                  -------------

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES        VALUE($)
                                                     ----------   -------------
DIVERSIFIED MANUFACTURING OPERATIONS - 2.0%
Emcor Group, Inc. (a) ..........................         10,125         634,736
                                                                  -------------
                                                                        634,736
                                                                  -------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 4.3%
FormFactor, Inc. (a) ...........................          6,450         266,321
Itron, Inc. (a) ................................          7,050         474,747
Microchip Technology, Inc. .....................          7,825         315,660
Veeco Instruments, Inc. (a) ....................         15,475         282,883
                                                                  -------------
                                                                      1,339,611
                                                                  -------------
ENERGY - 0.8%
Core Laboratories N.V. (a) .....................          2,700         245,484
                                                                  -------------
                                                                        245,484
                                                                  -------------
ENVIRONMENTAL SERVICES - 2.2%
Stericycle, Inc. (a) ...........................          7,950         692,763
                                                                  -------------
                                                                        692,763
                                                                  -------------
FINANCIAL SERVICES - 10.8%
Affiliated Managers Group, Inc. (a) ............          4,950         582,268
Axis Capital Holdings Ltd. .....................         12,900         478,590
Blackrock, Inc., Class A .......................          2,525         377,993
Eaton Vance Corp. ..............................          5,400         206,388
iStar Financial, Inc. ..........................          5,500         263,560
Jones Lang LaSalle, Inc. .......................          3,900         419,211
RAIT Investment Trust ..........................          1,500          42,225
TD Ameritrade Holding Corp. (a) ................         17,625         300,506
The Chicago Mercantile Exchange
   Holdings, Inc. ..............................            800         413,400
Zions Bancorporation ...........................          3,350         274,030
                                                                  -------------
                                                                      3,358,171
                                                                  -------------
FOOD & BEVERAGE - 2.4%
Flowers Foods, Inc. ............................         13,950         435,100
United Natural Foods, Inc. (a) .................         10,150         316,579
                                                                  -------------
                                                                        751,679
                                                                  -------------
FUNERAL SERVICES - 1.1%
Service Corp. International ....................         28,850         350,528
                                                                  -------------
                                                                        350,528
                                                                  -------------
HEALTH CARE - 9.3%
CYTYC Corp. (a) ................................          8,975         316,189
DaVita, Inc. (a) ...............................          4,600         251,206
Express Scripts, Inc. (a) ......................          2,100         200,655
Hologic, Inc. (a) ..............................          8,275         476,226
Laboratory Corp. of America Holdings (a) .......          4,775         376,939
Psychiatric Solutions, Inc. (a) ................          8,350         292,835
ResMed, Inc. (a) ...............................          7,600         321,176
Techne Corp. (a) ...............................          1,225          72,238
VCA Antech, Inc. (a) ...........................         14,800         583,564
                                                                  -------------
                                                                      2,891,028
                                                                  -------------
INDUSTRIAL MANUFACTURING - 2.6%
FMC Corp. ......................................          4,900         376,957
Mobile Mini, Inc. (a) ..........................         14,250         427,072
                                                                  -------------
                                                                        804,029
                                                                  -------------

SEE NOTES TO FINANCIAL STATEMENTS.          HSBC INVESTOR FAMILY OF FUNDS     28

--------------------------------------------------------------------------------
HSBC INVESTOR MID - CAP FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES        VALUE($)
                                                     ----------   -------------
INSURANCE - 1.2%
Proassurance Corp. (a) .........................          7,050         379,572
                                                                  -------------
                                                                        379,572
                                                                  -------------
LEISURE - 2.2%
Penn National Gaming, Inc. (a) .................         14,200         686,428
                                                                  -------------
                                                                        686,428
                                                                  -------------
MACHINERY - 1.9%
Oshkosh Truck Corp. ............................         10,775         602,753
                                                                  -------------
                                                                        602,753
                                                                  -------------
MATERIALS - 2.4%
Airgas, Inc. ...................................          9,150         407,632
Praxair, Inc. ..................................          5,125         330,819
                                                                  -------------
                                                                        738,451
                                                                  -------------
METAL PROCESSORS & FABRICATION - 1.2%
Carpenter Technology Corp. .....................          3,100         376,247
                                                                  -------------
                                                                        376,247
                                                                  -------------
MORTGAGE - 1.4%
The PMI Group, Inc. ............................          9,175         444,712
                                                                  -------------
                                                                        444,712
                                                                  -------------
OIL & GAS - 7.8%
Chesapeake Energy Corp. ........................         10,975         370,406
National-Oilwell, Inc. (a) .....................          7,450         632,132
Oil States International, Inc. (a) .............          5,575         189,160
Superior Energy Services, Inc. (a) .............          9,600         348,768
Tetra Technologies, Inc. (a) ...................          7,500         198,675
Weatherford International Ltd. (a) .............          3,234         169,753
XTO Energy, Inc. ...............................          9,658         524,140
                                                                  -------------
                                                                      2,433,034
                                                                  -------------
RETAIL - 5.0%
Dick's Sporting Goods, Inc. (a) ................          9,325         523,039
GameStop Corp., Class A (a) ....................         19,850         658,424
Jos. A. Bank Clothiers, Inc. (a) ...............          9,287         358,850
                                                                  -------------
                                                                      1,540,313
                                                                  -------------
SPECIALTY RETAIL - 1.8%
Tiffany & Co. ..................................          7,725         368,405
United Auto Group, Inc. ........................          9,150         185,562
                                                                  -------------
                                                                        553,967
                                                                  -------------
TELECOMMUNICATIONS - 3.7%
Crown Castle International Corp. (a) ...........         11,995         411,909
j2 Global Communications, Inc. (a) .............         16,075         462,317
NII Holdings, Inc. Class B (a) .................          3,375         259,031
                                                                  -------------
                                                                      1,133,257
                                                                  -------------
TRANSPORTATION - 2.4%
American Commercial Lines, Inc. (a) ............         14,150         417,000
Old Dominion Freight Line, Inc. (a) ............         10,637         314,430
                                                                  -------------
                                                                        731,430
                                                                  -------------

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES        VALUE($)
                                                     ----------   -------------
UTILITIES - 7.1%
Dynegy Inc. (a) ................................          6,753          63,546
Entergy Corp. ..................................          2,750         311,135
Equitable Resources, Inc. ......................         13,275         690,433
ITC Holdings Corp. .............................          9,800         412,384
Northeast Utilities ............................         22,150         712,565
                                                                  -------------
                                                                      2,190,063
                                                                  -------------
WIRE & CABLE PRODUCTS - 1.7%
General Cable Corp. (a) ........................          9,000         516,960
                                                                  -------------
                                                                        516,960
                                                                  -------------
TOTAL COMMON STOCKS
   (COST $22,315,567) ..........................                     30,712,823
                                                                  -------------

--------------------------------------------------------------------------------
INVESTMENT COMPANIES--0.9%
--------------------------------------------------------------------------------
MidCap S&P Depositary Receipt
   Trust Series 1 ..............................            875         138,863
Northern Institutional Diversified
   Asset Portfolio, 5.01% (b) ..................        161,944         161,944
                                                                  -------------
TOTAL INVESTMENT COMPANIES
   (COST $296,656) .............................                        300,807
                                                                  -------------
TOTAL INVESTMENTS
   (COST $22,612,223) -- 99.8% .................                     31,013,630
                                                                  =============

----------
      Percentages indicated are based on net assets of $31,062,539.

(a)   Represents non-income producing security.

(b) Variable rate security. The rates presented represent the annualized one day yield that was in effect on April 30, 2007.

ADR -- American Depositary Receipt

29     HSBC INVESTOR FAMILY OF FUNDS          SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                STATEMENTS OF ASSETS AND LIABILITIES--APRIL 30, 2007 (UNAUDITED)

                                             CORE PLUS                                             INTERMEDIATE
                                            FIXED INCOME       CORE PLUS         HIGH YIELD          DURATION          NEW YORK
                                                FUND          FIXED INCOME      FIXED INCOME       FIXED INCOME        TAX-FREE
                                             (ADVISOR)            FUND              FUND               FUND            BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments in Portfolio               $    85,498,053    $   19,190,713    $     8,858,796    $   18,113,217    $           --
   Investments, at value
     (non-affiliated)                                  --                --                 --                --        61,997,397
   Interest and dividends receivable                   --                --                 --                --           830,489
   Receivable for capital shares
     issued                                        52,600             5,685             12,532            10,550            30,224
   Receivable from Investment Adviser              19,760            12,356             19,099            17,578                --
   Prepaid expenses and other assets               10,012             6,052              6,524             4,570             9,391
                                          ---------------    --------------    ---------------    --------------    --------------
   TOTAL ASSETS                                85,580,425        19,214,806          8,896,951        18,145,915        62,867,501
                                          ---------------    --------------    ---------------    --------------    --------------
LIABILITIES:
   Dividends payable                              122,692             4,035             10,023            16,259            55,517
   Payable for capital shares redeemed            145,623            48,303             11,869            19,439            73,701
   Accrued expenses and other
     liabilities:
     Investment management                             --                --                 --                --            13,006
     Administration                                 4,929               826                310             1,240             5,509
     Accounting                                        --                --                152                --                46
     Transfer agent                                11,487             9,520             10,975            10,051            11,272
     Compliance service                                78                13                 12                19               112
     Distribution                                      --             5,889              1,652             4,104             8,485
     Shareholder servicing                             --             3,924              1,345               986             9,886
     Trustee                                            2                --                 18                10                23
     Other                                         21,874             2,138              1,332             3,238            11,569
                                          ---------------    --------------    ---------------    --------------    --------------
   TOTAL LIABILITIES                              306,685            74,648             37,688            55,346           189,126
                                          ---------------    --------------    ---------------    --------------    --------------
NET ASSETS                                $    85,273,740    $   19,140,158    $     8,859,263    $   18,090,569    $   62,678,375
                                          ===============    ==============    ===============    ==============    ==============
-----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
   Capital                                $    84,255,756    $   19,612,397    $     8,479,464    $   17,939,287    $   60,515,656
   Accumulated net investment income              107,080            10,077              4,969            20,910            20,936
   Accumulated net realized gain
     (loss) from investment
     transactions                                 736,767          (521,326)            59,700           117,496            89,453
   Net unrealized
     appreciation/depreciation from
     investments                                  174,137            39,010            315,130            12,876         2,052,330
                                          ---------------    --------------    ---------------    --------------    --------------
NET ASSETS                                $    85,273,740    $   19,140,158    $     8,859,263    $   18,090,569    $   62,678,375
                                          ===============    ==============    ===============    ==============    ==============
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Class A Shares                         $            --    $   14,899,025    $     3,976,332    $      804,853    $   35,174,969
   Class B Shares                                      --         4,147,773          2,459,336         3,489,189        11,597,839
   Class C Shares                                      --            93,360            267,674           502,042           977,413
   Class I Shares                                      --                --          2,155,921        13,294,485        14,928,154
   Advisor Shares                              85,273,740                --                 --                --                --
                                          ---------------    --------------    ---------------    --------------    --------------
                                          $    85,273,740    $   19,140,158    $     8,859,263    $   18,090,569    $   62,678,375
                                          ===============    ==============    ===============    ==============    ==============
-----------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($0.001 PAR VALUE,
   UNLIMITED NUMBER OF SHARES
   AUTHORIZED):
   Class A Shares                                      --         1,414,236            380,371            79,443         3,163,709
   Class B Shares                                      --           393,284            235,154           343,757         1,044,153
   Class C Shares                                      --             8,870             25,539            49,485            87,662
   Class I Shares                                      --                --            206,206         1,310,422         1,342,419
   Advisor Shares                               8,223,713                --                 --                --                --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION  PRICE PER SHARE:
   Class A Shares                         $            --    $        10.54    $         10.45    $        10.13    $        11.12
   Class B Shares*                        $            --    $        10.55    $         10.46    $        10.15    $        11.11
   Class C Shares*                        $            --    $        10.53    $         10.48    $        10.15    $        11.15
   Class I Shares                         $            --    $           --    $         10.46    $        10.15    $        11.12
   Advisor Shares                         $         10.37    $           --    $            --    $           --                --
Maximum Sales Charge--Class A Shares                   --              4.75%              4.75%             4.75%             4.75%
                                          ===============    ==============    ===============    ==============    ==============
Maximum Offering Price per share (Net
   Asset Value/(100%--maximum sales
   charge))--Class A Shares                $           --    $        11.07    $         10.97    $        10.64    $        11.67
                                          ===============    ==============    ===============    ==============    ==============
Total Investments, at cost                                                                                          $   59,945,067
                                                                                                                    ==============

----------

*     Redemption price per share varies by length of time shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.          HSBC INVESTOR FAMILY OF FUNDS     30

HSBC INVESTOR FAMILY OF FUNDS

                                              GROWTH           GROWTH AND       INTERNATIONAL         MID-CAP        OPPORTUNITY
                                               FUND            INCOME FUND       EQUITY FUND            FUND             FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments in Portfolio               $    52,498,194    $           --    $   348,000,721    $           --    $   23,483,204
   Investments, at value
     (non-affiliated)                                  --        48,293,851                 --        31,013,630                --
   Interest and dividends receivable                   --            25,459                 --             1,686                --
   Receivable for capital shares
     issued                                        56,773            20,264            144,951           102,268            26,351
   Receivable for investments sold                     --           148,517                 --                --                --
   Tax reclaims receivable                             --                --            289,979                --                --
   Receivable from Investment Adviser               4,347             7,565                 --            11,962             6,299
   Prepaid expenses and other assets               13,259            22,293              7,709             6,617             6,234
                                          ---------------    --------------    ---------------    --------------    --------------
   TOTAL ASSETS                                52,572,573        48,517,949        348,443,360        31,136,163        23,522,088
                                          ---------------    --------------    ---------------    --------------    --------------
LIABILITIES:
   Payable for investments purchased                   --           215,583                 --                --                --
   Payable for capital shares redeemed            129,537            95,858            191,017            20,808            32,020
   Accrued expenses and other
     liabilities:
     Investment management                             --            23,729                 --            18,983                --
     Administration                                 1,715            10,595             13,846             5,075             1,071
     Distribution                                   1,022             3,032                 --             4,404             2,424
     Shareholder servicing                          6,204             1,288                 --             2,533             4,829
     Compliance service                                22                90                238                53                39
     Transfer agent                                16,001            12,213              6,843            15,403            15,540
     Trustee                                           --                --                 --                88                43
     Custodian                                         --             1,337                 --             2,486                --
     Other                                          5,456             8,989             58,646             3,791               828
                                          ---------------    --------------    ---------------    --------------    --------------
   TOTAL LIABILITIES                              159,957           372,714            270,590            73,624            56,794
                                          ---------------    --------------    ---------------    --------------    --------------
NET ASSETS                                $    52,412,616    $   48,145,235    $   348,172,770    $   31,062,539    $   23,465,294
                                          ===============    ==============    ===============    ==============    ==============
-----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
   Capital                                $    44,934,700    $   44,612,611    $   245,727,259    $   21,890,835    $   16,304,225
   Accumulated net investment income
     (loss)                                        68,864           110,428           (328,405)          (13,942)         (144,510)
   Accumulated net realized gain
     (loss) from investment
     transactions                               1,559,617        (7,833,560)        16,002,132           784,239         2,418,546
   Net unrealized
     appreciation/depreciation from
     investments                                5,849,435        11,255,756         86,771,784         8,401,407         4,887,033
                                          ---------------    --------------    ---------------    --------------    --------------
NET ASSETS                                $    52,412,616    $   48,145,235    $   348,172,770    $   31,062,539    $   23,465,294
                                          ===============    ==============    ===============    ==============    ==============
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Class A Shares                         $    28,611,674    $    1,469,453    $            --    $    5,572,558    $   18,240,355
   Class B Shares                               1,478,403         4,817,339                 --         6,681,663         4,912,122
   Class C Shares                                 114,000            36,162                 --            87,178           312,817
   Class I Shares                              22,208,539        41,822,281                 --                --                --
   Advisor Shares                                      --                --        348,172,770                --                --
   Trust Shares                                        --                --                 --        18,721,140                --
                                          ---------------    --------------    ---------------    --------------    --------------
                                          $    52,412,616    $   48,145,235    $   348,172,770    $   31,062,539    $   23,465,294
                                          ===============    ==============    ===============    ==============    ==============
-----------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($0.001 PAR VALUE,
   UNLIMITED NUMBER OF SHARES
   AUTHORIZED):
   Class A Shares                               1,923,810           123,640                 --           598,837         1,294,552
   Class B Shares                                 105,092           415,927                 --           767,966           381,306
   Class C Shares                                   8,056             3,096                 --             9,929            24,022
   Class I Shares                               1,487,206         3,507,706                 --                --                --
   Advisor Shares                                      --                --         15,301,203                --                --
   Trust Shares                                        --                --                 --         1,974,345                --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION  PRICE PER SHARE:
   Class A Shares                         $         14.87    $        11.88    $            --    $         9.31    $        14.09
   Class B Shares*                        $         14.07    $        11.58    $            --    $         8.70    $        12.88
   Class C Shares*                        $         14.15    $        11.68    $            --    $         8.78    $        13.02
   Class I Shares                         $         14.93    $        11.92    $            --    $           --    $           --
   Advisor Shares                         $            --    $           --    $         22.75    $           --    $           --
   Trust Shares                           $            --    $           --    $            --    $         9.48    $           --
   Maximum Sales Charge--Class A Shares              5.00%             5.00%                --              5.00%             5.00%
                                          ===============    ==============    ===============    ==============    ==============
   Maximum Offering Price per share
     (Net Asset Value/(100%--maximum
     sales charge))--Class A Shares        $        15.65    $        12.51    $            --    $         9.80    $        14.83
                                          ===============    ==============    ===============    ==============    ==============
   Total Investments, at cost                                $   37,038,095                       $   22,612,223
                                                             ==============                       ==============

----------
*     Redemption Price per share varies by length of time shares are held.

31     HSBC INVESTOR FAMILY OF FUNDS          SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                                                OPPORTUNITY          OVERSEAS           VALUE
                                                                               FUND (ADVISOR)      EQUITY FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments in Portfolio                                                    $  186,798,439    $    19,681,867    $   57,493,545
   Receivable for capital shares issued                                                 7,500             13,165           110,438
   Tax reclaims receivable                                                                 --             58,901                --
   Receivable from Investment Adviser                                                      --              1,396             4,484
   Prepaid expenses and other assets                                                   17,297              9,469            13,656
                                                                               --------------    ---------------    --------------
   TOTAL ASSETS                                                                   186,823,236         19,764,798        57,622,123
                                                                               --------------    ---------------    --------------
LIABILITIES:
   Payable for capital shares redeemed                                                 44,069             52,218           142,060
   Accrued expenses and other liabilities:
     Administration                                                                     9,328                850             1,888
     Distribution                                                                          --              2,599             1,354
     Shareholder servicing                                                                 --              4,029             6,586
     Compliance service                                                                   214                 36                32
     Trustee                                                                               66                 49                --
     Transfer agent                                                                     6,140             12,075            15,881
     Other                                                                             51,348              3,445             6,190
                                                                               --------------    ---------------    --------------
   TOTAL LIABILITIES                                                                  111,165             75,301           173,991
                                                                               --------------    ---------------    --------------
NET ASSETS                                                                     $  186,712,071    $    19,689,497    $   57,448,132
                                                                               ==============    ===============    ==============
-----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
   Capital                                                                     $  134,035,443    $     9,819,858    $   43,672,375
   Accumulated net investment income (loss)                                          (365,372)          (192,172)          177,943
   Accumulated net realized gains (losses) from investment transactions
     and foreign currency transactions                                             17,140,480          1,718,598         1,864,858
   Unrealized appreciation/depreciation from investments foreign currencies        35,901,520          8,343,213        11,732,956
                                                                               --------------    ---------------    --------------
NET ASSETS                                                                     $  186,712,071    $    19,689,497    $   57,448,132
                                                                               ==============    ===============    ==============
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Class A Shares                                                              $           --    $    15,945,448    $   29,990,194
   Class B Shares                                                                          --          3,571,268         1,969,991
   Class C Shares                                                                          --            172,781           163,175
   Class I Shares                                                                          --                 --        25,324,772
   Advisor Shares                                                                 186,712,071                 --                --
                                                                               --------------    ---------------    --------------
                                                                               $  186,712,071    $    19,689,497    $   57,448,132
                                                                               ==============    ===============    ==============
-----------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($0.001 PAR VALUE, UNLIMITED NUMBER OF SHARES
   AUTHORIZED):
   Class A Shares                                                                          --            848,522         1,820,067
   Class B Shares                                                                          --            199,639           124,860
   Class C Shares                                                                          --              9,419            10,266
   Class I Shares                                                                          --                 --         1,538,431
   Advisor Shares                                                                  11,377,803                 --                --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
   Class A Shares                                                              $           --    $         18.79    $        16.48
   Class B Shares*                                                             $           --    $         17.89    $        15.78
   Class C Shares*                                                             $           --    $         18.34    $        15.90
   Class I Shares                                                              $           --    $            --    $        16.46
   Advisor Shares                                                              $        16.41    $            --    $           --
   Maximum Sales Charge--Class A Shares                                                    --               5.00%             5.00%
                                                                               ==============    ===============    ==============
Maximum Offering Price per share (Net Asset Value/(100%-- maximum sales
   charge))--Class A Shares                                                    $           --    $         19.78    $        17.35
                                                                               ==============    ===============    ==============

----------
*     Redemption Price per share varies by length of time shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.          HSBC INVESTOR FAMILY OF FUNDS     32

HSBC INVESTOR FAMILY OF FUNDS

STATEMENTS OF OPERATIONS--FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

                                                    CORE PLUS                                  INTERMEDIATE
                                                  FIXED INCOME     CORE PLUS     HIGH YIELD      DURATION       NEW YORK
                                                      FUND       FIXED INCOME   FIXED INCOME   FIXED INCOME     TAX-FREE
                                                    (ADVISOR)        FUND           FUND           FUND         BOND FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                      $         --    $         --   $         --   $         --    $ 1,325,582
   Dividends                                               --              --             --             --         21,640
   Investment income from Portfolios (a)            2,286,357         508,399        372,431        497,230             --
   Expenses from Portfolios (a)                      (253,811)        (56,423)       (74,892)       (79,527)            --
                                                 ------------    ------------   ------------   ------------    -----------
   TOTAL INVESTMENT INCOME (LOSS)                   2,032,546         451,976        297,539        417,703      1,347,222
                                                 ------------    ------------   ------------   ------------    -----------
---------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Management                                   --              --             --             --         77,905
   Administration                                      14,662           3,257          1,586          3,243         22,275
   Distribution:
     Class B Shares                                        --          15,824          8,315         13,394         48,220
     Class C Shares                                        --             594            940          1,874          4,089
   Shareholder Servicing:
     Class A Shares                                        --          17,329          5,206          1,088         42,498
     Class B Shares                                        --           5,275          2,772          4,465         16,073
     Class C Shares                                        --             198            313            625          1,363
   Accounting                                           4,463          13,389         17,852         17,852         38,034
   Compliance Service                                     476              99             57            108            704
   Custodian                                               --              --             --             --         10,694
   Transfer Agent                                      12,581          31,377         35,392         29,590         36,784
   Trustee                                              1,020             212            129            232          1,547
   Registration fees                                       --              21            104             19             67
   Other                                               23,854           8,490          8,254          6,651         21,662
                                                 ------------    ------------   ------------   ------------    -----------
     Total expenses before fee reductions              57,056          96,065         80,920         79,141        321,915
     Fees reduced by Investment Adviser
       (See note 3)                                  (126,339)        (72,188)      (113,959)      (100,998)            --
     Expenses reimbursed by Investment Adviser
       (See note 6)                                   (80,258)         (5,966)            --        (21,743)       (20,753)
                                                 ------------    ------------   ------------   ------------    -----------
     NET EXPENSES                                    (149,541)         17,911        (33,039)       (43,600)       301,162
                                                 ------------    ------------   ------------   ------------    -----------
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                               2,182,087         434,065        330,578        461,303      1,046,060
                                                 ------------    ------------   ------------   ------------    -----------
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED/UNREALIZED GAINS
   (LOSSES) FROM  INVESTMENTS: (a)
Net realized gains from investments and foreign
   currency transactions                            2,294,552         476,322         59,700        847,110         89,452
Change in unrealized appreciation/depreciation
   from investments                                  (484,920)        (97,287)       245,398        (78,007)      (434,499)
                                                 ------------    ------------   ------------   ------------    -----------
---------------------------------------------------------------------------------------------------------------------------
Net realized/unrealized gains
   (losses) from investments                        1,809,632         379,035        305,098        769,103       (345,047)
                                                 ------------    ------------   ------------   ------------    -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS    $ 3,991,719    $    813,100   $    635,676    $ 1,230,406    $   701,013
                                                 ============    ============   ============   ============    ===========

----------
(a) With the exception of New York Tax-Free Bond Fund, represents amounts allocated from the respective Portfolios.

33    HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

   STATEMENTS OF OPERATIONS--FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED) (CONTINUED)

                                                        GROWTH        GROWTH AND     INTERNATIONAL       MID-CAP      OPPORTUNITY
                                                         FUND        INCOME FUND      EQUITY FUND         FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                         $         --    $    297,042    $          --    $    131,612    $         --
   Dividend income from Affiliates                             --           4,887               --           3,206              --
   Investment income from Portfolios(a)                   283,739              --        4,117,708              --          64,407
   Tax reclaims                                                --              --           84,154              --              --
   Foreign tax withholding from Portfolios                     --              --         (469,807)             --              --
   Expenses from Portfolios (a)                          (151,315)             --       (1,289,832)             --        (116,470)
                                                     ------------    ------------    -------------    ------------    ------------
   TOTAL INVESTMENT INCOME (LOSS)                         132,424         301,929        2,442,223         134,818         (52,063)
                                                     ------------    ------------    -------------    ------------    ------------
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Management                                       --         143,308               --         108,732              --
   Administration                                           8,262          17,080           55,202          10,361           4,588
   Distribution:
     Class B Shares                                         5,512          17,379               --          26,593          18,170
     Class C Shares                                           431             131               --             341           1,134
   Shareholder Servicing:
     Class A Shares                                        32,461           1,772               --           5,374          25,488
     Class B Shares                                         1,837           5,793               --           8,865           6,057
     Class C Shares                                           144              44               --             114             378
   Accounting                                              17,852          33,328            4,463          32,836          13,389
   Compliance Service                                         236             547            1,701             328             175
   Custodian                                                   --           9,607               --          15,330              --
   Transfer Agent                                          49,585          35,602           17,066          46,808          46,623
   Trustee                                                    506           1,209            3,637             723             375
   Registration fees                                           58              --               --              --              44
   Other                                                   16,667          27,641           72,526          12,967          12,668
                                                     ------------    ------------    -------------    ------------    ------------
     Total expenses before fee reductions                 133,551         293,441          154,595         269,372         129,089
     Fees reduced by Investment Adviser
       (See note 3)                                       (23,947)        (41,360)              --         (68,499)        (28,571)
     Expenses reimbursed by Investment Adviser
       (See note 6)                                       (46,044)        (60,580)         (90,294)        (52,113)         (8,071)
                                                     ------------    ------------    -------------    ------------    ------------
     NET EXPENSES                                          63,560         191,501           64,301         148,760          92,447
                                                     ------------    ------------    -------------    ------------    ------------
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                               68,864         110,428        2,377,922         (13,942)       (144,510)
                                                     ------------    ------------    -------------    ------------    ------------
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED/UNREALIZED GAINS
   (LOSSES) FROM  INVESTMENTS: (a)
Net realized gains from investments and foreign
  currency transactions                                 1,608,337       2,307,855       16,207,061         796,655       2,507,317
Change in unrealized appreciation/depreciation
  from investments                                      1,866,357       1,377,789       23,052,742       2,609,636         322,437
                                                     ------------    ------------    -------------    ------------    ------------
-----------------------------------------------------------------------------------------------------------------------------------
Net realized/unrealized gains (losses)
  from investment transactions                          3,474,694       3,685,644       39,259,803       3,406,291       2,829,754
                                                     ------------    ------------    -------------    ------------    ------------

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS       $  3,543,558    $  3,796,072    $  41,637,725    $  3,392,349    $  2,685,244
                                                     ============    ============    =============    ============    ============

----------
(a) With the exception of the Growth and Income Fund and Mid-Cap Fund, represents amounts allocated from the respective Portfolios.

SEE NOTES TO FINANCIAL STATEMENTS.          HSBC INVESTOR FAMILY OF FUNDS     34

HSBC INVESTOR FAMILY OF FUNDS

STATEMENTS OF OPERATIONS--FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED) (CONTINUED)

                                                                         OPPORTUNITY        OVERSEAS         VALUE
                                                                        FUND (ADVISOR)    EQUITY FUND         FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Investment income from Portfolios (a)                                $      460,144    $    257,861    $    515,089
   Tax reclaims                                                                     --           4,702              --
   Foreign tax withholding from Portfolios (a)                                      --         (28,767)             --
   Expenses from Portfolios (a)                                               (831,626)        (91,430)       (176,108)
                                                                        --------------    ------------    ------------
   TOTAL INVESTMENT INCOME (LOSS)                                             (371,482)        142,366         338,981
                                                                        --------------    ------------    ------------
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Administration                                                               32,718           3,939           9,178
   Distribution:
     Class B Shares                                                                 --          12,655           7,305
     Class C Shares                                                                 --             673             584
   Shareholder Servicing:
     Class A Shares                                                                 --          22,931          34,620
     Class B Shares                                                                 --           4,218           2,435
     Class C Shares                                                                 --             224             195
   Accounting                                                                    4,463          13,389          17,852
   Compliance Service                                                            1,129             154             269
   Transfer Agent                                                               15,455          38,057          49,688
   Trustee                                                                       2,428             329             577
   24f-2 fees                                                                       --              37              58
   Other                                                                        48,638          12,781          17,750
                                                                        --------------    ------------    ------------
     Total expenses before fee reductions                                      104,831         109,387         140,511
     Fees reduced by Investment Adviser (See note 3)                                --          (1,636)        (26,714)
     Expenses reimbursed by Investment Adviser (See note 6)                   (110,941)         (4,313)        (46,043)
                                                                        --------------    ------------    ------------
     NET EXPENSES                                                               (6,110)        103,438          67,754
                                                                        --------------    ------------    ------------
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                  (365,372)         38,928         271,227
                                                                        --------------    ------------    ------------
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS AND FOREIGN
   CURRENCIES: (a)
Net realized gains from investments and foreign currency transactions       17,842,455       1,731,740       1,657,994
Change in unrealized appreciation/depreciation from investments              3,353,957       1,080,513       2,587,057
                                                                        --------------    ------------    ------------
-----------------------------------------------------------------------------------------------------------------------
Net realized/unrealized gains (losses) from investment and foreign
   currency transactions                                                    21,196,412       2,812,253       4,245,051
                                                                        --------------    ------------    ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                          $   20,831,040    $  2,851,181    $  4,516,278
                                                                        ==============    ============    ============


----------
(a)   Represents amounts allocated from the respective Portfolios.

35     HSBC INVESTOR FAMILY OF FUNDS          SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                       CORE PLUS                         CORE PLUS FIXED
                                              FIXED INCOME FUND (ADVISOR)                   INCOME FUND
--------------------------------------------------------------------------------------------------------------------
                                               FOR THE                              FOR THE
                                          SIX MONTHS ENDED       FOR THE        SIX MONTHS ENDED        FOR THE
                                           APRIL 30, 2007       YEAR ENDED       APRIL 30, 2007       YEAR ENDED
                                             (UNAUDITED)     OCTOBER 31, 2006      (UNAUDITED)     OCTOBER 31, 2006
--------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
     Net investment income (loss)         $      2,182,087   $      4,105,465   $        434,065   $        843,851
     Net realized gains (losses) from
       investments and foreign currency
       transactions                              2,294,552         (1,501,702)           476,322           (377,777)
     Change in unrealized
       appreciation/depreciation from
       investments and foreign currency           (484,920)         1,816,915            (97,287)           452,867
                                          ----------------   ----------------   ----------------   ----------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                    3,991,719          4,420,678            813,100            918,941
                                          ----------------   ----------------   ----------------   ----------------
--------------------------------------------------------------------------------------------------------------------
DIVIDENDS:
NET INVESTMENT INCOME:
     Class A Shares                                     --                 --           (338,651)          (622,411)
     Class B Shares                                     --                 --            (87,154)          (212,869)
     Class C Shares                                     --                 --             (3,303)           (10,246)
     Advisor Shares                             (2,104,643)        (4,104,585)                --                 --
NET REALIZED GAINS:
     Class A Shares                                     --                 --                 --            (73,046)
     Class B Shares                                     --                 --                 --            (29,921)
     Class C Shares                                     --                 --                 --             (1,351)
     Advisor Shares                                     --         (3,712,469)                --                 --
                                          ----------------   ----------------   ----------------   -----------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
   DIVIDENDS                                    (2,104,643)        (7,817,054)          (429,108)          (949,844)
                                          ----------------   ----------------   ----------------   ----------------
CHANGE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                                  2,410,509         (5,370,906)         2,004,331         (7,315,720)
                                          ----------------   ----------------   ----------------   ----------------
CHANGE IN NET ASSETS                             4,297,585         (8,767,282)         2,388,323         (7,346,623)
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of period                        80,976,155         89,743,437         16,751,835         24,098,458
                                          ----------------   ----------------   ----------------   ----------------
     End of period                        $     85,273,740   $     80,976,155   $     19,140,158   $     16,751,835
                                          ----------------   ----------------   ----------------   ----------------
     Accumulated net investment income    $        107,080   $         29,636   $         10,077   $          5,120
                                          ================   ================   ================   ================

SEE NOTES TO FINANCIAL STATEMENTS.          HSBC INVESTOR FAMILY OF FUNDS     36

HSBC INVESTOR FAMILY OF FUNDS

                                                      CORE PLUS                                CORE PLUS
                                              FIXED INCOME FUND (ADVISOR)                  FIXED INCOME FUND
--------------------------------------------------------------------------------------------------------------------
                                               FOR THE                              FOR THE
                                          SIX MONTHS ENDED       FOR THE        SIX MONTHS ENDED       FOR THE
                                           APRIL 30, 2007       YEAR ENDED       APRIL 30, 2007       YEAR ENDED
                                            (UNAUDITED)      OCTOBER 31, 2006      (UNAUDITED)     OCTOBER 31, 2006
--------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
     Proceeds from shares issued          $             --   $             --   $      3,899,814   $      1,922,955
     Dividends reinvested                               --                 --            323,279            683,474
     Cost of shares redeemed                            --                 --         (1,857,402)        (7,996,165)
                                          ----------------   ----------------   ----------------   -----------------
Class A Shares capital transactions                     --                 --          2,365,691         (5,389,736)
                                          ----------------   ----------------   ----------------   ----------------
--------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
     Proceeds from shares issued                        --                 --             62,070            107,919
     Dividends reinvested                               --                 --             77,358            219,337
     Cost of shares redeemed                            --                 --           (354,323)        (2,205,242)
                                          ----------------   ----------------   ----------------   ----------------
Class B Shares capital transactions                     --                 --           (214,895)        (1,877,986)
                                          ----------------   ----------------   ----------------   ----------------
--------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
     Proceeds from shares issued                        --                 --                 --                  5
     Dividends reinvested                               --                 --              3,190             11,807
     Cost of shares redeemed                            --                 --           (149,655)           (59,810)
                                          ----------------   ----------------   ----------------   ----------------
Class C Shares capital transactions                     --                 --           (146,465)           (47,998)
                                          ----------------   ----------------   ----------------   ----------------
--------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES:
     Proceeds from shares issued                 9,762,475         18,068,509                 --                 --
     Dividends reinvested                        1,392,657          5,415,411                 --                 --
     Cost of shares redeemed                    (8,744,623)       (28,854,826)                --                 --
                                          ----------------   ----------------   ----------------   ----------------
Advisor Shares capital transactions              2,410,509         (5,370,906)                --                 --
                                          ----------------   ----------------   ----------------   ----------------
CHANGE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                           $      2,410,509   $     (5,370,906)  $      2,004,331   $     (7,315,720)
                                          ================   ================   ================   ================
--------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES:
     Issued                                             --                 --            371,890            188,221
     Reinvested                                         --                 --             30,843             66,942
     Redeemed                                           --                 --           (177,491)          (779,053)
                                          ----------------   ----------------   ----------------   ----------------
Change in Class A Shares                                --                 --            225,242           (523,890)
                                          ----------------   ----------------   ----------------   ----------------
--------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
     Issued                                             --                 --              5,906             10,598
     Reinvested                                         --                 --              7,374             21,472
     Redeemed                                           --                 --            (33,795)          (216,292)
                                          ----------------   ----------------   ----------------   ----------------
Change in Class B Shares                                --                 --            (20,515)          (184,222)
                                          ----------------   ----------------   ----------------   ----------------
--------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
     Reinvested                                         --                 --                305              1,158
     Redeemed                                           --                 --            (14,374)            (5,866)
                                          ----------------   ----------------   ----------------   ----------------
Change in Class C Shares                                --                 --            (14,069)            (4,708)
                                          ----------------   ----------------   ----------------   ----------------
--------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES:
     Issued                                        948,211          1,788,443                 --                 --
     Reinvested                                    135,063            536,720                 --                 --
     Redeemed                                     (850,138)        (2,843,745)                --                 --
                                          ----------------   ----------------   ----------------   ----------------
Change in Advisor Shares                           233,136           (518,582)                --                 --
                                          ----------------   ----------------   ----------------   ----------------

37     HSBC INVESTOR FAMILY OF FUNDS          SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                         HIGH YIELD                      INTERMEDIATE DURATION
                                                     FIXED INCOME FUND                     FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------
                                               FOR THE                                   FOR THE
                                          SIX MONTHS ENDED         FOR THE          SIX MONTHS ENDED       FOR THE
                                           APRIL 30, 2007        PERIOD ENDED        APRIL 30, 2007       YEAR ENDED
                                            (UNAUDITED)      OCTOBER 31, 2006 (a)      (UNAUDITED)     OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
     Net investment income (loss)         $        330,578   $           575,859    $        461,303   $        987,322
     Net realized gains (losses) from
       investments and foreign currency
       transactions                                 59,700                31,454             847,110           (420,155)
     Change in unrealized appreciation/
       depreciation from investments and
       foreign currencies                          245,398                69,732             (78,007)           480,307
                                          ----------------   -------------------    ----------------   ----------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                      635,676               677,045           1,230,406          1,047,474
                                          ----------------   -------------------    ----------------   ----------------
------------------------------------------------------------------------------------------------------------------------
DIVIDENDS:
NET INVESTMENT INCOME:
     Class A Shares                               (159,612)             (301,928)            (21,511)           (46,821)
     Class B Shares                                (76,511)              (84,509)            (74,668)          (166,109)
     Class C Shares                                 (8,638)               (8,755)            (10,451)           (19,885)
     Class I Shares                                (87,332)             (174,183)           (340,834)          (767,823)
NET REALIZED GAINS:
     Class A Shares                                (15,636)                   --                  --                 --
     Class B Shares                                 (6,846)                   --                  --                 --
     Class C Shares                                   (757)                   --                  --                 --
     Class I Shares                                 (8,215)                   --                  --                 --
                                          ----------------   -------------------    ----------------   ----------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
   DIVIDENDS                                      (363,547)             (569,375)           (447,464)        (1,000,638)
                                          ----------------   -------------------    ----------------   ----------------
CHANGE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                                 (1,070,104)            9,549,568            (909,641)       (13,008,376)
                                          ----------------   -------------------    ----------------   ----------------
CHANGE IN NET ASSETS                              (797,975)            9,657,238            (126,699)       (12,961,540)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of period                         9,657,238                    --          18,217,268         31,178,808
                                          ----------------   -------------------    ----------------   ----------------
     End of period                        $      8,859,263   $         9,657,238    $     18,090,569   $     18,217,268
                                          ================   ===================    ================   ================
     Accumulated net investment income    $          4,969   $             6,484    $         20,910   $          7,071
                                          ================   ===================    ================   ================

----------
(a)  The High Yield Fixed Income Fund commenced operations on November 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.          HSBC INVESTOR FAMILY OF FUNDS     38

HSBC INVESTOR FAMILY OF FUNDS

                                                         HIGH YIELD                        INTERMEDIATE DURATION
                                                     FIXED INCOME FUND                       FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------
                                               FOR THE                                  FOR THE
                                          SIX MONTHS ENDED         FOR THE          SIX MONTHS ENDED       FOR THE
                                           APRIL 30, 2007        PERIOD ENDED        APRIL 30, 2007       YEAR ENDED
                                             (UNAUDITED)     OCTOBER 31, 2006 (a)      (UNAUDITED)     OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
     Proceeds from shares issued          $        829,642   $         5,577,211    $         31,412   $         25,306
     Dividends reinvested                          150,556               287,526              19,198             43,347
     Cost of shares redeemed                    (1,872,944)           (1,183,299)           (262,140)          (151,593)
                                          ----------------   -------------------    ----------------   ----------------
Class A Shares capital transactions               (892,746)            4,681,438            (211,530)           (82,940)
                                          ----------------   -------------------    ----------------   ----------------
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
     Proceeds from shares issued                   375,902             2,078,468              42,663             75,008
     Dividends reinvested                           55,138                56,791              65,855            141,353
     Cost of shares redeemed                      (147,917)              (45,574)           (511,200)        (1,343,632)
                                          ----------------   -------------------    ----------------   ----------------
Class B Shares capital transactions                283,123             2,089,685            (402,682)        (1,127,271)
                                          ----------------   -------------------    ----------------   ----------------
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
     Proceeds from shares issued                    10,500               230,344              15,650              1,800
     Dividends reinvested                            8,692                 8,113              10,349             20,272
     Cost of shares redeemed                            --                  (110)            (47,836)           (49,000)
                                          ----------------   -------------------    ----------------   ----------------
Class C Shares capital transactions                 19,192               238,347             (21,837)           (26,928)
                                          ----------------   -------------------    ----------------   ----------------
------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
     Proceeds from shares issued                   506,235             2,775,374           1,498,900            908,462
     Dividends reinvested                           95,076               173,189             254,147            613,135
     Cost of shares redeemed                    (1,080,984)             (408,465)         (2,026,639)       (13,292,834)
                                          ----------------   -------------------    ----------------   ----------------
Class I Shares capital transactions               (479,673)            2,540,098            (273,592)       (11,771,237)
                                          ----------------   -------------------    ----------------   ----------------
CHANGE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                           $     (1,070,104)  $         9,549,568    $       (909,641)  $    (13,008,376)
                                          ================   ===================    ================   ================
------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES:
     Issued                                         80,570               557,001               3,123              2,635
     Reinvested                                     14,614                28,555               1,917              4,508
     Redeemed                                     (182,726)             (117,643)            (26,089)           (15,783)
                                          ----------------   -------------------    ----------------   ----------------
Change in Class A Shares                           (87,542)              467,913             (21,049)            (8,640)
                                          ----------------   -------------------    ----------------   ----------------
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
     Issued                                         36,414               206,587               4,227              7,820
     Reinvested                                      5,341                 5,627               6,557             14,681
     Redeemed                                      (14,344)               (4,471)            (51,099)          (139,306)
                                          ----------------   -------------------    ----------------   ----------------
Change in Class B Shares                            27,411               207,743             (40,315)          (116,805)
                                          ----------------   -------------------    ----------------   ----------------
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
     Issued                                          1,003                22,902               1,549                187
     Reinvested                                        840                   804               1,030              2,107
     Redeemed                                           --                   (10)             (4,765)            (5,095)
                                          ----------------   -------------------    ----------------   ----------------
Change in Class C Shares                             1,843                23,696              (2,186)            (2,801)
                                          ----------------   -------------------    ----------------   ----------------
------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
     Issued                                         48,962               276,989             151,658             94,210
     Reinvested                                      9,221                17,198              25,310             63,673
     Redeemed                                     (105,376)              (40,788)           (202,894)        (1,377,269)
                                          ----------------   -------------------    ----------------   ----------------
Change in Class I Shares                           (47,193)              253,399             (25,926)        (1,219,386)
                                          ----------------   -------------------    ----------------   ----------------

----------
(a)  The High Yield Fixed Income Fund commenced operations on November 18, 2005.

39     HSBC INVESTOR FAMILY OF FUNDS          SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                                               NEW YORK TAX-FREE
                                                                                   BOND FUND
----------------------------------------------------------------------------------------------------------
                                                                            FOR THE
                                                                       SIX MONTHS ENDED      FOR THE
                                                                        APRIL 30, 2007      YEAR ENDED
                                                                          (UNAUDITED)    OCTOBER 31, 2006
----------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
     Net investment income (loss)                                      $     1,046,060   $      2,082,496
     Net realized gains (losses) from investment transactions                   89,452             21,722
     Change in unrealized appreciation/depreciation from investments          (434,499)           641,574
                                                                       ---------------   ----------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                 701,013          2,745,792
                                                                       ---------------   ----------------
----------------------------------------------------------------------------------------------------------
DIVIDENDS:
NET INVESTMENT INCOME:
     Class A Shares                                                           (575,167)        (1,102,509)
     Class B Shares                                                           (169,348)          (387,661)
     Class C Shares                                                            (14,307)           (37,439)
     Class I Shares                                                           (260,913)          (560,276)
NET REALIZED GAINS:
     Class A Shares                                                            (11,494)           (50,865)
     Class B Shares                                                             (4,734)           (23,139)
     Class C Shares                                                               (438)            (2,487)
     Class I Shares                                                             (5,055)           (24,240)
                                                                       ---------------   ----------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS                             (1,041,456)        (2,188,616)
                                                                       ---------------   ----------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                               1,565,499         (8,565,736)
                                                                       ---------------   ----------------
CHANGE IN NET ASSETS                                                         1,225,056         (8,008,560)
----------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of period                                                    61,453,319         69,461,879
                                                                       ---------------   ----------------
     End of period                                                     $    62,678,375   $     61,453,319
                                                                       ===============   ================
     Accumulated net investment income (loss)                          $        20,936   $         (5,389)
                                                                       ===============   ================

SEE NOTES TO FINANCIAL STATEMENTS.          HSBC INVESTOR FAMILY OF FUNDS     40

HSBC INVESTOR FAMILY OF FUNDS

                                                                               NEW YORK TAX-FREE
                                                                                   BOND FUND
----------------------------------------------------------------------------------------------------------
                                                                            FOR THE
                                                                       SIX MONTHS ENDED       FOR THE
                                                                        APRIL 30, 2007      YEAR ENDED
                                                                          (UNAUDITED)    OCTOBER 31, 2006
----------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
     Proceeds from shares issued                                       $     4,969,769   $      8,315,770
     Dividends reinvested                                                      535,043          1,100,289
     Cost of shares redeemed                                                (2,874,209)       (11,409,207)
                                                                       ---------------   ----------------
Class A Shares capital transactions                                          2,630,603         (1,993,148)
                                                                       ---------------   ----------------
----------------------------------------------------------------------------------------------------------
CLASS B SHARES:
     Proceeds from shares issued                                                47,338            724,932
     Dividends reinvested                                                      129,248            316,025
     Cost of shares redeemed                                                (2,244,485)        (3,683,709)
                                                                       ---------------   ----------------
Class B Shares capital transactions                                         (2,067,899)        (2,642,752)
                                                                       ---------------   ----------------
----------------------------------------------------------------------------------------------------------
CLASS C SHARES:
     Proceeds from shares issued                                                16,175              3,537
     Dividends reinvested                                                        8,271             24,112
     Cost of shares redeemed                                                  (286,227)          (575,373)
                                                                       ---------------   ----------------
Class C Shares capital transactions                                           (261,781)          (547,724)
                                                                       ---------------   ----------------
----------------------------------------------------------------------------------------------------------
CLASS I SHARES:
     Proceeds from shares issued                                             2,055,022          1,615,824
     Dividends reinvested                                                       33,307             51,571
     Cost of shares redeemed                                                  (823,753)        (5,049,507)
                                                                       ---------------   ----------------
Class I Shares capital transactions                                          1,264,576         (3,382,112)
                                                                       ---------------   ----------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                         $     1,565,499   $     (8,565,736)
                                                                       ===============   ================
----------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES:
     Issued                                                                    445,893            750,787
     Reinvested                                                                 48,018             99,371
     Redeemed                                                                 (257,716)        (1,031,733)
                                                                       ---------------   ----------------
Change in Class A Shares                                                       236,195           (181,575)
                                                                       ---------------   ----------------
----------------------------------------------------------------------------------------------------------
CLASS B SHARES:
     Issued                                                                      4,243             65,596
     Reinvested                                                                 11,608             28,569
     Redeemed                                                                 (201,623)          (333,344)
                                                                       ---------------   ----------------
Change in Class B Shares                                                      (185,772)          (239,179)
                                                                       ---------------   ----------------
----------------------------------------------------------------------------------------------------------
CLASS C SHARES:
     Issued                                                                      1,447                318
     Reinvested                                                                    740              2,171
     Redeemed                                                                  (25,625)           (51,822)
                                                                       ---------------   ----------------
Change in Class C Shares                                                       (23,438)           (49,333)
                                                                       ---------------   ----------------
----------------------------------------------------------------------------------------------------------
CLASS I SHARES:
     Issued                                                                    184,057            145,686
     Reinvested                                                                  2,989              4,650
     Redeemed                                                                  (74,048)          (453,581)
                                                                       ---------------   ----------------
Change in Class I Shares                                                       112,998           (303,245)
                                                                       ---------------   ----------------

41     HSBC INVESTOR FAMILY OF FUNDS          SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                              GROWTH FUND                      GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------------
                                                      FOR THE                                FOR THE
                                                 SIX MONTHS ENDED        FOR THE         SIX MONTHS ENDED       FOR THE
                                                  APRIL 30, 2007        YEAR ENDED        APRIL 30, 2007       YEAR ENDED
                                                    (UNAUDITED)      OCTOBER 31, 2006       (UNAUDITED)      OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
      Net investment income (loss)               $         68,864    $        (28,434)   $        110,428    $        (30,297)
      Net realized gains (losses) from
         investment transactions                        1,608,337           3,103,028           2,307,855           3,592,585
      Change in unrealized appreciation/
         depreciation from investments                  1,866,357            (525,374)          1,377,789           2,346,553
                                                 ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                           3,543,558           2,549,220           3,796,072           5,908,841
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS:
NET INVESTMENT INCOME:
      Class I Shares                                           --                  --                  --             (25,548)
NET REALIZED GAINS:
      Class A Shares                                   (1,670,738)           (357,021)                 --                  --
      Class B Shares                                     (114,608)            (22,246)                 --                  --
      Class C Shares                                       (8,469)             (5,635)                 --                  --
      Class I Shares                                   (1,202,878)           (219,862)                 --                  --
                                                 ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
   DIVIDENDS                                           (2,996,693)           (604,764)                 --             (25,548)
                                                 ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                                        13,122,853             164,248          (2,541,801)        (11,382,983)
                                                 ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS                                   13,669,718           2,108,704           1,254,271          (5,499,690)
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
      Beginning of period                              38,742,898          36,634,194          46,890,964          52,390,654
                                                 ----------------    ----------------    ----------------    ----------------
      End of period                              $     52,412,616    $     38,742,898    $     48,145,235    $     46,890,964
                                                 ================    ================    ================    ================
      Accumulated net investment income          $         68,864    $             --    $        110,428    $             --
                                                 ================    ================    ================    ================

SEE NOTES TO FINANCIAL STATEMENTS.          HSBC INVESTOR FAMILY OF FUNDS     42

HSBC INVESTOR FAMILY OF FUNDS

                                                              GROWTH FUND                      GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------------
                                                     FOR THE                                 FOR THE
                                                 SIX MONTHS ENDED        FOR THE         SIX MONTHS ENDED        FOR THE
                                                  APRIL 30, 2007        YEAR ENDED        APRIL 30, 2007        YEAR ENDED
                                                   (UNAUDITED)       OCTOBER 31, 2006      (UNAUDITED)       OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
      Proceeds from shares issued                $      7,477,019    $      4,530,725    $         60,565    $        112,013
      Dividends reinvested                              1,658,428             354,352                  --                  --
      Cost of shares redeemed                          (2,825,884)         (5,905,203)            (97,954)           (135,477)
                                                 ----------------    ----------------    ----------------    ----------------
Class A Shares capital transactions                     6,309,563          (1,020,126)            (37,389)            (23,464)
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
      Proceeds from shares issued                          36,165             233,048             197,564             398,426
      Dividends reinvested                                112,067              21,697                  --                  --
      Cost of shares redeemed                            (109,553)           (181,902)           (268,516)           (543,576)
                                                 ----------------    ----------------    ----------------    ----------------
Class B Shares capital transactions                        38,679              72,843             (70,952)           (145,150)
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
      Proceeds from shares issued                              54               1,004               1,300              19,650
      Dividends reinvested                                  8,413               5,623                  --                  --
      Cost of shares redeemed                            (162,753)            (94,166)             (2,690)            (38,887)
                                                 ----------------    ----------------    ----------------    ----------------
Class C Shares capital transactions                      (154,286)            (87,539)             (1,390)            (19,237)
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
      Proceeds from shares issued                       8,115,481           4,081,210           3,361,371           4,960,323
      Dividends reinvested                              1,156,608             213,190                  --               1,654
      Cost of shares redeemed                          (2,343,192)         (3,095,330)         (5,793,441)        (16,157,109)
                                                 ----------------    ----------------    ----------------    ----------------
Class I Shares capital transactions                     6,928,897           1,199,070          (2,432,070)        (11,195,132)
                                                 ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS   $     13,122,853    $        164,248    $     (2,541,801)   $    (11,382,983)
                                                 ================    ================    ================    ================
------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES:
      Issued                                              521,785             306,676               5,283              10,618
      Reinvested                                          116,545              24,254                  --                  --
      Redeemed                                           (193,683)           (400,591)             (8,580)            (12,870)
                                                 ----------------    ----------------    ----------------    ----------------
Change in Class A Shares                                  444,647             (69,661)             (3,297)             (2,252)
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
      Issued                                                2,598              16,381              17,612              38,279
      Reinvested                                            8,307               1,549                  --                  --
      Redeemed                                             (7,881)            (12,915)            (24,111)            (52,090)
                                                 ----------------    ----------------    ----------------    ----------------
Change in Class B Shares                                    3,024               5,015              (6,499)            (13,811)
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
      Issued                                                    4                  70                 113               1,938
      Reinvested                                              620                 399                  --                  --
      Redeemed                                            (11,510)             (6,716)               (238)             (3,743)
                                                 ----------------    ----------------    ----------------    ----------------
Change in Class C Shares                                  (10,886)             (6,247)               (125)             (1,805)
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
      Issued                                              558,182             276,028             290,568             465,603
      Reinvested                                           81,052              14,592                  --                 160
      Redeemed                                           (161,449)           (209,584)           (502,734)         (1,552,705)
                                                 ----------------    ----------------    ----------------    ----------------
Change in Class I Shares                                  477,785              81,036            (212,166)         (1,086,942)
                                                 ----------------    ----------------    ----------------    ----------------

43     HSBC INVESTOR FAMILY OF FUNDS          SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                      INTERNATIONAL EQUITY FUND                     MID-CAP FUND
------------------------------------------------------------------------------------------------------------------------------
                                                      FOR THE                                FOR THE
                                                 SIX MONTHS ENDED        FOR THE         SIX MONTHS ENDED        FOR THE
                                                  APRIL 30, 2007        YEAR ENDED        APRIL 30, 2007        YEAR ENDED
                                                    (UNAUDITED)      OCTOBER 31, 2006       (UNAUDITED)      OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
      Net investment income (loss)               $      2,377,922    $      4,854,991    $        (13,942)   $         (4,898)
      Net realized gains (losses) from
         investments and foreign currency
         transactions                                  16,207,061          24,717,984             796,655           1,957,696
      Change in unrealized appreciation/
         depreciation from investments and
         foreign currency transactions                 23,052,742          35,300,745           2,609,636           1,800,748
                                                 ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                          41,637,725          64,873,720           3,392,349           3,753,546
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS:
NET INVESTMENT INCOME:
      Advisor Shares                                   (7,179,951)         (4,030,977)                 --                  --
NET REALIZED GAINS:
      Class A Shares                                           --                  --            (258,695)           (464,228)
      Class B Shares                                           --                  --            (522,684)         (1,688,238)
      Class C Shares                                           --                  --              (6,914)            (25,282)
      Advisor Shares                                  (24,089,605)         (6,656,885)                 --                  --
      Trust Shares                                             --                  --          (1,159,580)         (4,269,467)
                                                 ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
   DIVIDENDS                                          (31,269,556)        (10,687,862)         (1,947,873)         (6,447,215)
                                                 ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS         54,055,996          36,418,624           1,884,311           1,132,987
                                                 ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS                                   64,424,165          90,604,482           3,328,787          (1,560,682)
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
      Beginning of period                             283,748,605         193,144,123          27,733,752          29,294,434
                                                 ----------------    ----------------    ----------------    ----------------
      End of period                              $    348,172,770    $    283,748,605    $     31,062,539    $     27,733,752
                                                 ================    ================    ================    ================
      Accumulated net investment income (loss)   $       (328,405)   $      4,473,624    $        (13,942)   $             --
                                                 ================    ================    ================    ================

SEE NOTES TO FINANCIAL STATEMENTS.          HSBC INVESTOR FAMILY OF FUNDS     44

HSBC INVESTOR FAMILY OF FUNDS

                                                      INTERNATIONAL EQUITY FUND                     MID-CAP FUND
------------------------------------------------------------------------------------------------------------------------------
                                                     FOR THE                                 FOR THE
                                                 SIX MONTHS ENDED        FOR THE         SIX MONTHS ENDED        FOR THE
                                                  APRIL 30, 2007        YEAR ENDED        APRIL 30, 2007        YEAR ENDED
                                                   (UNAUDITED)       OCTOBER 31, 2006       (UNAUDITED)      OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
      Proceeds from shares issued                $             --    $             --    $      2,123,599    $      1,084,845
      Dividends reinvested                                     --                  --             256,489             455,929
      Cost of shares redeemed                                  --                  --            (251,423)           (371,463)
                                                 ----------------    ----------------    ----------------    ----------------
Class A Shares capital transactions                            --                  --           2,128,665           1,169,311
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
      Proceeds from shares issued                              --                  --             184,047             437,454
      Dividends reinvested                                     --                  --             514,297           1,661,260
      Cost of shares redeemed                                  --                  --          (1,705,323)         (1,317,254)
                                                 ----------------    ----------------    ----------------    ----------------
Class B Shares capital transactions                            --                  --          (1,006,979)            781,460
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
      Proceeds from shares issued                              --                  --                  --               4,002
      Dividends reinvested                                     --                  --               6,914              25,282
      Cost of shares redeemed                                  --                  --             (17,990)            (32,766)
                                                 ----------------    ----------------    ----------------    ----------------
Class C Shares capital transactions                            --                  --             (11,076)             (3,482)
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
TRUST SHARES:
      Proceeds from shares issued                              --                  --           2,449,762           2,741,624
      Dividends reinvested                                     --                  --             581,066           1,566,969
      Cost of shares redeemed                                  --                  --          (2,257,127)         (5,122,895)
                                                 ----------------    ----------------    ----------------    ----------------
Trust Shares capital transactions                              --                  --             773,701            (814,302)
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES:
      Proceeds from shares issued                      52,913,237          58,467,386                  --                  --
      Dividends reinvested                             22,576,471           7,069,762                  --                  --
      Cost of shares redeemed                         (21,433,712)        (29,118,524)                 --                  --
                                                 ----------------    ----------------    ----------------    ----------------
Advisor Shares capital transactions                    54,055,996          36,418,624                  --                  --
                                                 ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS   $     54,055,996    $     36,418,624    $      1,884,311    $      1,132,987
                                                 ================    ================    ================    ================
------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES:
      Issued                                                   --                  --             238,358             126,901
      Reinvested                                               --                  --              29,999              54,997
      Redeemed                                                 --                  --             (27,980)            (41,265)
                                                 ----------------    ----------------    ----------------    ----------------
Change in Class A Shares                                       --                  --             240,377             140,633
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
      Issued                                                   --                  --              21,989              52,031
      Reinvested                                               --                  --              64,127             211,250
      Redeemed                                                 --                  --            (204,730)           (158,683)
                                                 ----------------    ----------------    ----------------    ----------------
Change in Class B Shares                                       --                  --            (118,614)            104,598
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
      Issued                                                   --                  --                  --                 462
      Reinvested                                               --                  --                 855               3,184
      Redeemed                                                 --                  --              (2,138)             (4,014)
                                                 ----------------    ----------------    ----------------    ----------------
Change in Class C Shares                                       --                  --              (1,283)               (368)
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
TRUST SHARES:
      Issued                                                   --                  --             267,236             305,751
      Reinvested                                               --                  --              66,712             186,322
      Redeemed                                                 --                  --            (245,312)           (572,059)
                                                 ----------------    ----------------    ----------------    ----------------
Change in Trust Shares                                         --                  --              88,636             (79,986)
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES:
      Issued                                            2,389,526           2,922,941                  --                  --
      Reinvested                                        1,070,482             390,377                  --                  --
      Redeemed                                           (997,697)         (1,488,865)                 --                  --
                                                 ----------------    ----------------    ----------------    ----------------
Change in Advisor Shares                                2,462,311           1,824,453                  --                  --
                                                 ----------------    ----------------    ----------------    ----------------

45     HSBC INVESTOR FAMILY OF FUNDS          SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                          OPPORTUNITY FUND                    OPPORTUNITY FUND (ADVISOR)
------------------------------------------------------------------------------------------------------------------------------
                                                     FOR THE                                 FOR THE
                                                 SIX MONTHS ENDED        FOR THE         SIX MONTHS ENDED        FOR THE
                                                  APRIL 30, 2007        YEAR ENDED        APRIL 30, 2007       YEAR ENDED
                                                   (UNAUDITED)       OCTOBER 31, 2006       (UNAUDITED)      OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
      Net investment income (loss)               $       (144,510)   $       (342,572)   $       (365,372)   $       (960,327)
      Net realized gains (losses) from
         investment and foreign currency
         transactions                                   2,507,317           3,994,994          17,842,455          31,062,646
      Change in unrealized appreciation/
         depreciation from investments and
         foreign currencies                               322,437           1,342,022           3,353,957           2,986,040
                                                 ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS          2,685,244           4,994,444          20,831,040          33,088,359
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS:
NET INVESTMENT INCOME:
      Class A Shares                                           --                  --                  --                  --
      Class B Shares                                           --                  --                  --                  --
      Class C Shares                                           --                  --                  --                  --
NET REALIZED GAINS:
      Class A Shares                                   (2,977,887)           (711,320)                 --                  --
      Class B Shares                                     (619,431)           (150,813)                 --                  --
      Class C Shares                                      (38,717)            (10,198)                 --                  --
      Advisor Shares                                           --                             (29,938,816)         (5,803,618)
                                                 ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
   DIVIDENDS                                           (3,636,035)           (872,331)        (29,938,816)         (5,803,618)
                                                 ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS         (5,113,994)         (2,312,697)          3,696,075         (12,679,647)
                                                 ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS                                   (6,064,785)          1,809,416          (5,411,701)         14,605,094
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
      Beginning of period                              29,530,079          27,720,663         192,123,772         177,518,678
                                                 ----------------    ----------------    ----------------    ----------------
      End of period                              $     23,465,294    $     29,530,079    $    186,712,071    $    192,123,772
                                                 ----------------    ----------------    ----------------    ----------------
      Accumulated net investment income (loss)   $       (144,510)   $             --    $       (365,372)   $             --
                                                 ================    ================    ================    ================

SEE NOTES TO FINANCIAL STATEMENTS.          HSBC INVESTOR FAMILY OF FUNDS     46

HSBC INVESTOR FAMILY OF FUNDS

                                                           OPPORTUNITY FUND                   OPPORTUNITY FUND (ADVISOR)
------------------------------------------------------------------------------------------------------------------------------
                                                     FOR THE                                 FOR THE
                                                 SIX MONTHS ENDED        FOR THE         SIX MONTHS ENDED        FOR THE
                                                  APRIL 30, 2007        YEAR ENDED        APRIL 30, 2007        YEAR ENDED
                                                   (UNAUDITED)       OCTOBER 31, 2006       (UNAUDITED)      OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
      Proceeds from shares issued                $      1,182,625    $      3,495,715    $             --    $             --
      Dividends reinvested                              2,944,516             703,432                  --                  --
      Cost of shares redeemed                          (9,498,936)         (6,056,187)                 --                  --
                                                 ----------------    ----------------    ----------------    ----------------
Class A Shares capital transactions                    (5,371,795)         (1,857,040)                 --                  --
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
      Proceeds from shares issued                         121,112             253,088                  --                  --
      Dividends reinvested                                612,160             147,234                  --                  --
      Cost of shares redeemed                            (494,737)           (805,798)                 --                  --
                                                 ----------------    ----------------    ----------------    ----------------
Class B Shares capital transactions                       238,535            (405,476)                 --                  --
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
      Proceeds from shares issued                              --               2,010                  --                  --
      Dividends reinvested                                 38,284              10,101                  --                  --
      Cost of shares redeemed                             (19,018)            (62,292)                 --                  --
                                                 ----------------    ----------------    ----------------    ----------------
Class C Shares capital transactions                        19,266             (50,181)                 --                  --
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES:
      Proceeds from shares issued                              --                  --           6,745,462          15,925,063
      Dividends reinvested                                     --                  --          12,322,958           4,071,601
      Cost of shares redeemed                                  --                  --         (15,372,345)        (32,676,311)
                                                 ----------------    ----------------    ----------------    ----------------
Advisor Shares capital transactions                            --                  --           3,696,075         (12,679,647)
                                                 ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS   $     (5,113,994)   $     (2,312,697)   $      3,696,075    $    (12,679,647)
                                                 ================    ================    ================    ================
------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES:
      Issued                                               86,032             255,030                  --                  --
      Reinvested                                          228,434              54,419                  --                  --
      Redeemed                                           (731,894)           (443,567)                 --                  --
                                                 ----------------    ----------------    ----------------    ----------------
Change in Class A Shares                                 (417,428)           (134,118)                 --                  --
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
      Issued                                                9,413              19,744                  --                  --
      Reinvested                                           51,790              12,202                  --                  --
      Redeemed                                            (39,687)            (63,328)                 --                  --
                                                 ----------------    ----------------    ----------------    ----------------
Change in Class B Shares                                   21,516            (31,382)                  --                  --
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
      Issued                                                   --                 148                  --                  --
      Reinvested                                            3,204                 829                  --                  --
      Redeemed                                             (1,524)             (4,807)                 --                  --
                                                 ----------------    ----------------    ----------------    ----------------
Change in Class C Shares                                    1,680              (3,830)                 --                  --
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES:
      Issued                                                   --                  --             423,137             962,234
      Reinvested                                               --                  --             822,079             262,486
      Redeemed                                                 --                  --            (984,219)         (1,990,135)
                                                 ----------------    ----------------    ----------------    ----------------
Change in Advisor Shares                                       --                  --             260,997            (765,415)
                                                 ================    ================    ================    ================

47     HSBC INVESTOR FAMILY OF FUNDS          SEE NOTES TO FINANCIAL STATEMENTS.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                         OVERSEAS EQUITY FUND                        VALUE FUND
------------------------------------------------------------------------------------------------------------------------------
                                                     FOR THE                                 FOR THE
                                                 SIX MONTHS ENDED        FOR THE         SIX MONTHS ENDED        FOR THE
                                                  APRIL 30, 2007        YEAR ENDED        APRIL 30, 2007        YEAR ENDED
                                                   (UNAUDITED)       OCTOBER 31, 2006       (UNAUDITED)      OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
      Net investment income (loss)               $         38,928    $        288,789    $        271,227    $        336,981
      Net realized gains (losses) from
         investment and foreign currency
         transactions                                   1,731,740           3,038,364           1,657,994           4,265,780
      Change in unrealized appreciation/
         depreciation from investments and
         foreign currencies                             1,080,513           3,516,165           2,587,057           3,709,021
                                                 ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS          2,851,181           6,843,318           4,516,278           8,311,782
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS:
NET INVESTMENT INCOME:
      Class A Shares                                     (474,482)           (326,916)            (93,502)           (284,513)
      Class B Shares                                      (48,615)            (23,264)               (989)             (8,626)
      Class C Shares                                       (2,106)             (1,601)                 --              (1,160)
      Class I Shares                                           --                  --             (93,282)           (229,486)
NET REALIZED GAINS:
      Class A Shares                                   (2,532,363)         (1,507,747)         (2,315,838)         (1,923,289)
      Class B Shares                                     (377,205)           (185,747)           (187,844)           (154,501)
      Class C Shares                                      (18,983)            (12,624)            (14,732)            (29,129)
      Class I Shares                                           --                  --          (1,767,244)         (1,220,351)
                                                 ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
   DIVIDENDS                                           (3,453,754)         (2,057,899)         (4,473,431)         (3,851,055)
                                                 ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS         (5,866,419)         (1,874,669)         12,586,298            (155,652)
                                                 ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS                                   (6,468,992)          2,910,750          12,629,145           4,305,075
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
      Beginning of period                              26,158,489          23,247,739          44,818,987          40,513,912
                                                 ----------------    ----------------    ----------------    ----------------
      End of period                              $     19,689,497    $     26,158,489    $     57,448,132    $     44,818,987
                                                 ================    ================    ================    ================
      Accumulated net investment income (loss)   $       (192,172)   $        294,103    $        177,943    $         94,489
                                                 ================    ================    ================    ================

SEE NOTES TO FINANCIAL STATEMENTS.          HSBC INVESTOR FAMILY OF FUNDS     48

HSBC INVESTOR FAMILY OF FUNDS

                                                         OVERSEAS EQUITY FUND                        VALUE FUND
------------------------------------------------------------------------------------------------------------------------------
                                                     FOR THE                                 FOR THE
                                                 SIX MONTHS ENDED        FOR THE         SIX MONTHS ENDED        FOR THE
                                                  APRIL 30, 2007        YEAR ENDED        APRIL 30, 2007        YEAR ENDED
                                                   (UNAUDITED)       OCTOBER 31, 2006       (UNAUDITED)      OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
      Proceeds from shares issued                $      1,113,119    $      3,898,094    $      5,863,831    $      3,803,760
      Dividends reinvested                              2,979,338           1,818,046           2,385,909           2,187,527
      Cost of shares redeemed                         (10,301,400)         (7,848,982)         (2,973,651)         (7,101,747)
                                                 ----------------    ----------------    ----------------    ----------------
Class A Shares capital transactions                    (6,208,943)         (2,132,842)          5,276,089          (1,110,460)
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
      Proceeds from shares issued                         169,519             426,797              39,359             108,230
      Dividends reinvested                                417,884             204,672             184,763             158,811
      Cost of shares redeemed                            (253,513)           (338,565)           (163,822)           (281,760)
                                                 ----------------    ----------------    ----------------    ----------------
Class B Shares capital transactions                       333,890             292,904              60,300             (14,719)
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
      Proceeds from shares issued                          28,000               4,254                   4               1,051
      Dividends reinvested                                 20,910              14,125              14,633              30,205
      Cost of shares redeemed                             (40,276)            (53,110)             (6,365)           (287,134)
                                                 ----------------    ----------------    ----------------    ----------------
Class C Shares capital transactions                         8,634             (34,731)              8,272            (255,878)
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
      Proceeds from shares issued                              --                  --           8,364,004           2,983,526
      Dividends reinvested                                     --                  --           1,788,862           1,363,115
      Cost of shares redeemed                                  --                  --          (2,911,229)         (3,121,236)
                                                 ----------------    ----------------    ----------------    ----------------
Class I Shares capital transactions                            --                  --           7,241,637           1,225,405
                                                 ----------------    ----------------    ----------------    ----------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS   $     (5,866,419)   $     (1,874,669)   $     12,586,298    $       (155,652)
                                                 ================    ================    ================    ================
------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES:
      Issued                                               60,919             228,774             374,886             245,996
      Reinvested                                          170,248             116,471             153,238             149,309
      Redeemed                                           (589,967)           (464,081)           (184,821)           (459,025)
                                                 ----------------    ----------------    ----------------    ----------------
Change in Class A Shares                                 (358,800)           (118,836)            343,303             (63,720)
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
      Issued                                                9,761              25,997               2,522               7,211
      Reinvested                                           25,023              13,637              12,359              11,270
      Redeemed                                            (14,801)            (20,687)            (10,608)            (18,887)
                                                 ----------------    ----------------    ----------------    ----------------
Change in Class B Shares                                   19,983              18,947               4,273                (406)
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
      Issued                                                1,618                 249                  --                  69
      Reinvested                                            1,221                 922                 972               2,131
      Redeemed                                             (2,315)             (3,034)               (398)            (18,964)
                                                 ----------------    ----------------    ----------------    ----------------
Change in Class C Shares                                      524              (1,863)                574             (16,764)
                                                 ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
      Issued                                                   --                  --             525,336             193,483
      Reinvested                                               --                  --             115,113              93,166
      Redeemed                                                 --                  --            (181,844)           (201,427)
                                                 ----------------    ----------------    ----------------    ----------------
Change in Class I Shares                                       --                  --             458,605              85,222
                                                 ----------------    ----------------    ----------------    ----------------

49    HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC ADVISOR FUNDS TRUST--CORE PLUS FIXED INCOME FUND (ADVISOR)
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                        INVESTMENT ACTIVITIES                           DIVIDENDS
                                               ----------------------------------------   -------------------------------------
                                                             NET REALIZED
                                                            AND UNREALIZED                                 NET
                                                                GAINS                                    REALIZED
                                   NET ASSET       NET      (LOSSES) FROM                               GAINS FROM
                                     VALUE,    INVESTMENT     INVESTMENT     TOTAL FROM      NET        INVESTMENTS
                                   BEGINNING     INCOME      AND FUTURES     INVESTMENT   INVESTMENT    AND FUTURES     TOTAL
                                   OF PERIOD     (LOSS)      TRANSACTIONS    ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
-------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2002          $10.81       0.55          (0.14)          0.41        (0.59)           --         (0.59)
Year ended October 31, 2003           10.63       0.41           0.19           0.60        (0.50)           --         (0.50)
Year ended October 31, 2004           10.73       0.45           0.12           0.57        (0.45)           --         (0.45)
Year ended October 31, 2005           10.85       0.44          (0.27)          0.17        (0.47)           --         (0.47)
Year ended October 31, 2006           10.55       0.53           0.02           0.55        (0.51)        (0.46)        (0.97)
Six months ended April 30, 2007
   (Unaudited)                        10.13       0.27           0.23           0.50        (0.26)           --         (0.26)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                      RATIOS/SUPPLEMENTARY DATA
                                                             ----------------------------------------------------------------------
                                                                                           RATIO OF NET
                                                             NET ASSETS     RATIO OF        INVESTMENT      RATIO OF
                                   NET ASSET                  AT END OF    EXPENSES TO      INCOME TO     EXPENSES TO
                                  VALUE, END     TOTAL         PERIOD        AVERAGE         AVERAGE      AVERAGE NET    PORTFOLIO
                                   OF PERIOD   RETURN(b)       (000'S)    NET ASSETS(c)   NET ASSETS(c)   ASSETS(c)(d)  TURNOVER(e)
-----------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2002         $10.63       3.94%        $284,841       0.56%            5.06%          0.56%         77.82%
Year ended October 31, 2003          10.73       5.71%         110,968       0.56%            4.30%          0.56%         70.91%
Year ended October 31, 2004          10.85       5.46%         109,518       0.64%            4.20%          0.64%         34.88%
Year ended October 31, 2005          10.55       1.55%(f)       89,743       0.52%(f)         4.15%(f)       0.52%(f)     176.60%
Year ended October 31, 2006          10.13       5.56%          80,976       0.56%            5.05%          0.80%        273.91%
Six months ended April 30, 2007
   (Unaudited)                       10.37       4.99%(g)(h)    85,274       0.25%(g)         5.32%(g)       0.76%        167.58%
-----------------------------------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Core Plus Fixed Income Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.11% for the Advisor Shares.

(g) During the period ended April 30, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.20% for the Advisor Shares.

(h) During the period ended April 30, 2007, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 1.80%.

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR FAMILY OF FUNDS    50

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--CORE PLUS FIXED INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                        INVESTMENT ACTIVITIES                           DIVIDENDS
                                               ----------------------------------------   -------------------------------------
                                                             NET REALIZED
                                                            AND UNREALIZED                                 NET
                                                                GAINS                                    REALIZED
                                   NET ASSET       NET      (LOSSES) FROM                               GAINS FROM
                                     VALUE,    INVESTMENT     INVESTMENT     TOTAL FROM      NET        INVESTMENTS
                                   BEGINNING     INCOME      AND FUTURES     INVESTMENT   INVESTMENT    AND FUTURES     TOTAL
                                   OF PERIOD     (LOSS)      TRANSACTIONS    ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002          $10.55       0.49          (0.14)          0.35        (0.52)           --         (0.52)
Year ended October 31, 2003           10.38       0.40           0.13           0.53        (0.43)           --         (0.43)
Year ended October 31, 2004           10.48       0.40           0.12           0.52        (0.40)           --         (0.40)
Year ended October 31, 2005           10.60       0.39          (0.27)          0.12        (0.42)           --         (0.42)
Year ended October 31, 2006           10.30       0.49*          0.05           0.54        (0.49)        (0.05)        (0.54)
Six months ended April 30, 2007
   (Unaudited)                        10.30       0.26           0.23           0.49        (0.25)           --         (0.25)
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002          $10.55       0.41          (0.13)          0.28        (0.44)           --         (0.44)
Year ended October 31, 2003           10.39       0.32           0.13           0.45        (0.35)           --         (0.35)
Year ended October 31, 2004           10.49       0.32           0.11           0.43        (0.32)           --         (0.32)
Year ended October 31, 2005           10.60       0.32          (0.27)          0.05        (0.34)           --         (0.34)
Year ended October 31, 2006           10.31       0.41*          0.06           0.47        (0.42)        (0.05)        (0.47)
Six months ended April 30, 2007
   (Unaudited)                        10.31       0.22           0.23           0.45        (0.21)           --         (0.21)
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002          $10.54       0.41          (0.13)          0.28        (0.44)           --         (0.44)
Year ended October 31, 2003           10.38       0.32           0.13           0.45        (0.35)           --         (0.35)
Year ended October 31, 2004           10.48       0.32           0.11           0.43        (0.32)           --         (0.32)
Year ended October 31, 2005           10.59       0.32          (0.27)          0.05        (0.34)           --         (0.34)
Year ended October 31, 2006           10.30       0.41*          0.06           0.47        (0.42)        (0.05)        (0.47)
Six months ended April 30, 2007
   (Unaudited)                        10.30       0.22           0.22           0.44        (0.21)           --         (0.21)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                      RATIOS/SUPPLEMENTARY DATA
                                                             ----------------------------------------------------------------------
                                                                                           RATIO OF NET
                                                             NET ASSETS     RATIO OF        INVESTMENT      RATIO OF
                                   NET ASSET                  AT END OF    EXPENSES TO      INCOME TO     EXPENSES TO
                                  VALUE, END     TOTAL         PERIOD        AVERAGE         AVERAGE      AVERAGE NET    PORTFOLIO
                                   OF PERIOD   RETURN(b)       (000'S)    NET ASSETS(c)   NET ASSETS(c)   ASSETS(c)(d)  TURNOVER(e)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002         $10.38       3.44%        $12,053        1.10%            4.52%          1.47%         77.82%
Year ended October 31, 2003          10.48       5.17%         14,143        1.10%            3.76%          1.21%         70.91%
Year ended October 31, 2004          10.60       5.07%         17,248        1.04%            3.78%          1.26%         34.88%
Year ended October 31, 2005          10.30       1.16%(f)      17,646        0.84%(f)         3.82%(f)       1.15%(f)     176.60%
Year ended October 31, 2006          10.30       5.45%         12,248        0.79%            4.82%          1.43%        273.91%
Six months ended April 30, 2007
   (Unaudited)                       10.54       4.83%(g)(h)   14,899        0.63%(g)         4.93%(g)       1.49%        167.58%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002         $10.39       2.76%        $ 6,124        1.85%            3.66%          2.18%         77.82%
Year ended October 31, 2003          10.49       4.38%          7,430        1.85%            3.01%          1.96%         70.91%
Year ended October 31, 2004          10.60       4.19%          7,017        1.79%            3.05%          2.01%         34.88%
Year ended October 31, 2005          10.31       0.50%(f)       6,168        1.59%(f)         3.08%(f)       1.90%(f)     176.60%
Year ended October 31, 2006          10.31       4.67%          4,267        1.54%            4.06%          2.19%        273.91%
Six months ended April 30, 2007
   (Unaudited)                       10.55       4.43%(g)(h)    4,148        1.39%(g)         4.19%(g)       2.24%        167.58%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002         $10.38       2.77%        $   983        1.85%            3.75%          2.21%         77.82%
Year ended October 31, 2003          10.48       4.39%            606        1.85%            3.06%          1.97%         70.91%
Year ended October 31, 2004          10.59       4.20%            377        1.80%            3.07%          2.02%         34.88%
Year ended October 31, 2005          10.30       0.51%(f)         285        1.58%(f)         3.14%(f)       1.89%(f)     176.60%
Year ended October 31, 2006          10.30       4.67%            236        1.54%            4.07%          2.19%        273.91%
Six months ended April 30, 2007
   (Unaudited)                       10.53       4.35%(g)(h)       93        1.41%(g)         4.26%(g)       2.27%        167.58%
-----------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Core Plus Fixed Income Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.11%, 0.11% and 0.12% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g) During the period ended April 30, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.07%, 0.06%, and 0.04% for Class A Shares, Class B Shares, and Class C Shares, respectively.

(h) During the period ended April 30, 2007, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 1.77%, 1.76% and 1.77% for Class A Shares, Class B Shares and Class C Shares, respectively.

51    HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--HIGH YIELD FIXED INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                        INVESTMENT ACTIVITIES                           DIVIDENDS
                                               ----------------------------------------   ------------------------------------
                                                             NET REALIZED
                                                            AND UNREALIZED
                                                                GAINS
                                   NET ASSET       NET      (LOSSES) FROM
                                     VALUE,    INVESTMENT     INVESTMENT     TOTAL FROM      NET          NET
                                   BEGINNING     INCOME      AND FUTURES     INVESTMENT   INVESTMENT    REALIZED      TOTAL
                                   OF PERIOD     (LOSS)      TRANSACTIONS    ACTIVITIES     INCOME       GAINS       DIVIDENDS
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2006(f)     $10.00       0.69           0.12           0.81        (0.68)           --        (0.68)
Six months ended April 30, 2007
   (Unaudited)                        10.13       0.39           0.35           0.74        (0.39)        (0.03)       (0.42)
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2006(g)     $10.00       0.62           0.13           0.75        (0.61)           --        (0.61)
Six months ended April 30, 2007
   (Unaudited)                        10.14       0.34           0.36           0.70        (0.35)        (0.03)       (0.38)
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2006(h)     $10.01       0.58           0.15           0.73        (0.58)           --        (0.58)
Six months ended April 30, 2007
   (Unaudited)                        10.16       0.34           0.36           0.70        (0.35)        (0.03)       (0.38)
-------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2006(i)     $10.00       0.71           0.14           0.85        (0.71)           --        (0.71)
Six months ended April 30, 2007
   (Unaudited)                        10.14       0.40           0.35           0.75        (0.40)        (0.03)       (0.43)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                      RATIOS/SUPPLEMENTARY DATA
                                                             -----------------------------------------------------------------------
                                                                                           RATIO OF NET
                                                             NET ASSETS     RATIO OF        INVESTMENT      RATIO OF
                                     NET ASSET                AT END OF    EXPENSES TO      INCOME TO     EXPENSES TO
                                    VALUE, END     TOTAL       PERIOD        AVERAGE         AVERAGE      AVERAGE NET     PORTFOLIO
                                     OF PERIOD   RETURN(b)     (000'S)    NET ASSETS(c)   NET ASSETS(c)   ASSETS(c)(d)   TURNOVER(e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2006(f)      $10.13       8.38%        $4,742        0.80%           7.27%           3.53%         13.61%
Six months ended April 30, 2007
   (Unaudited)                         10.45       7.47%         3,976        0.80%           7.64%           3.37%         21.88%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2006(g)      $10.14       7.68%        $2,106        1.55%           6.65%           4.26%         13.61%
Six months ended April 30, 2007
   (Unaudited)                         10.46       7.07%         2,459        1.55%           6.86%           4.14%         21.88%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2006(h)      $10.16       7.42%        $  241        1.55%           6.65%           4.29%         13.61%
Six months ended April 30, 2007
   (Unaudited)                         10.48       7.05%           268        1.55%           6.86%           4.15%         21.88%
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2006(i)      $10.14       8.73%        $2,568        0.55%           7.53%           3.29%         13.61%
Six months ended April 30, 2007
   (Unaudited)                         10.46       7.60%         2,156        0.55%           7.88%           3.12%         21.88%
------------------------------------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor High Yield Fixed Income Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.

(f)   Class A Shares commenced operations on November 18, 2005.

(g)   Class B Shares commenced operations on November 21, 2005.

(h)   Class C Shares commenced operations on December 14, 2005.

(i)   Class I Shares commenced operations on November 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR FAMILY OF FUNDS    52

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--INTERMEDIATE DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                        INVESTMENT ACTIVITIES                           DIVIDENDS
                                               ----------------------------------------   -------------------------------------
                                                             NET REALIZED
                                                            AND UNREALIZED                                 NET
                                   NET ASSET       NET          GAINS                                    REALIZED
                                     VALUE,    INVESTMENT   (LOSSES) FROM    TOTAL FROM      NET        GAINS FROM
                                   BEGINNING     INCOME       INVESTMENT     INVESTMENT   INVESTMENT    INVESTMENTS     TOTAL
                                   OF PERIOD     (LOSS)      TRANSACTIONS    ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002         $10.58        0.44         (0.10)           0.34        (0.44)        (0.05)        (0.49)
Year ended October 31, 2003          10.43        0.33          0.08            0.41        (0.37)           --         (0.37)
Year ended October 31, 2004          10.47        0.32*         0.06            0.38        (0.33)        (0.46)        (0.79)
Year ended October 31, 2005          10.06        0.33         (0.29)           0.04        (0.37)        (0.06)        (0.43)
Year ended October 31, 2006           9.67        0.45          0.05            0.50        (0.45)           --         (0.45)
Six months ended April 30, 2007
   (Unaudited)                        9.72        0.25          0.40            0.65        (0.24)           --         (0.24)
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002         $10.59        0.36         (0.09)           0.27        (0.36)        (0.05)        (0.41)
Year ended October 31, 2003          10.45        0.25          0.08            0.33        (0.29)           --         (0.29)
Year ended October 31, 2004          10.49        0.23          0.08            0.31        (0.26)        (0.46)        (0.72)
Year ended October 31, 2005          10.08        0.25         (0.29)          (0.04)       (0.29)        (0.06)        (0.35)
Year ended October 31, 2006           9.69        0.38          0.04            0.42        (0.38)           --         (0.38)
Six months ended April 30, 2007
   (Unaudited)                        9.73        0.22          0.41            0.63        (0.21)           --         (0.21)
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002         $10.58        0.36         (0.09)           0.27        (0.36)        (0.05)        (0.41)
Year ended October 31, 2003          10.44        0.25          0.09            0.34        (0.29)           --         (0.29)
Year ended October 31, 2004          10.49        0.22*         0.08            0.30        (0.26)        (0.46)        (0.72)
Year ended October 31, 2005          10.07        0.25         (0.29)          (0.04)       (0.29)        (0.06)        (0.35)
Year ended October 31, 2006           9.68        0.38          0.05            0.43        (0.38)           --         (0.38)
Six months ended April 30, 2007
   (Unaudited)                        9.73        0.22          0.41            0.63        (0.21)           --         (0.21)
-------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year ended October 31, 2002         $10.59        0.46         (0.09)           0.37        (0.46)        (0.05)        (0.51)
Year ended October 31, 2003          10.45        0.33          0.10            0.43        (0.40)           --         (0.40)
Year ended October 31, 2004          10.48        0.33          0.09            0.42        (0.36)        (0.46)        (0.82)
Year ended October 31, 2005          10.08        0.35         (0.30)           0.05        (0.39)        (0.06)        (0.45)
Year ended October 31, 2006           9.68        0.47          0.05            0.52        (0.47)           --         (0.47)
Six months ended April 30, 2007
   (Unaudited)                        9.73        0.27          0.41            0.68        (0.26)           --         (0.26)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                      RATIOS/SUPPLEMENTARY DATA
                                                             -----------------------------------------------------------------------
                                                                                           RATIO OF NET
                                                             NET ASSETS     RATIO OF        INVESTMENT      RATIO OF
                                   NET ASSET                  AT END OF    EXPENSES TO      INCOME TO     EXPENSES TO
                                  VALUE, END     TOTAL         PERIOD        AVERAGE         AVERAGE      AVERAGE NET     PORTFOLIO
                                   OF PERIOD   RETURN(b)       (000'S)    NET ASSETS(c)   NET ASSETS(c)   ASSETS(c)(d)   TURNOVER(e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002         $10.43      3.34%         $ 1,608        0.96%            4.14%          0.96%          44.04%
Year ended October 31, 2003          10.47      3.97%           3,309        1.01%            2.99%          1.01%          98.42%
Year ended October 31, 2004          10.06      3.90%           1,558        1.10%            3.01%          1.21%          50.06%
Year ended October 31, 2005           9.67      0.31%(f)        1,055        1.01%(f)         3.37%(f)       1.10%(f)      107.26%
Year ended October 31, 2006           9.72      5.30%             976        0.80%            4.61%          1.65%         236.51%
Six months ended April 30, 2007
   (Unaudited)                       10.13      6.78%(g)(h)       805        0.42%(g)         5.09%(g)       1.77%         156.79%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002         $10.45      2.65%         $ 4,178        1.70%            3.30%          1.70%          44.04%
Year ended October 31, 2003          10.49      3.19%           6,443        1.73%            2.30%          1.73%          98.42%
Year ended October 31, 2004          10.08      3.11%           6,321        1.85%            2.28%          1.96%          50.06%
Year ended October 31, 2005           9.69     (0.44)%(f)       4,852        1.76%(f)         2.60%(f)       1.85%(f)      107.26%
Year ended October 31, 2006           9.73      4.40%           3,738        1.56%            3.84%          2.40%         236.51%
Six months ended April 30, 2007
   (Unaudited)                       10.15      6.48%(g)(h)     3,489        1.16%(g)         4.34%(g)       2.52%         156.79%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002         $10.44      2.65%         $ 1,759        1.70%            3.26%          1.70%          44.04%
Year ended October 31, 2003          10.49      3.29%           2,544        1.73%            2.31%          1.73%          98.42%
Year ended October 31, 2004          10.07      3.03%             679        1.85%            2.25%          1.96%          50.06%
Year ended October 31, 2005           9.68     (0.44)%(f)         527        1.77%(f)         2.60%(f)       1.86%(f)      107.26%
Year ended October 31, 2006           9.73      4.51%             503        1.55%            3.86%          2.40%         236.51%
Six months ended April 30, 2007
   (Unaudited)                       10.15      6.48%(g)(h)       502        1.16%(g)         4.34%(g)       2.52%         156.79%
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year ended October 31, 2002         $10.45      3.69%         $94,886        0.71%            4.42%          0.71%          44.04%
Year ended October 31, 2003          10.48      4.12%          31,368        0.69%            3.62%          0.69%          98.42%
Year ended October 31, 2004          10.08      4.25%          31,217        0.85%            3.28%          0.96%          50.06%
Year ended October 31, 2005           9.68      0.45%(f)       24,744        0.76%(f)         3.60%(f)       0.85%(f)      107.26%
Year ended October 31, 2006           9.73      5.56%          13,000        0.58%            4.77%          1.38%         236.51%
Six months ended April 30, 2007
   (Unaudited)                       10.15      7.01%(g)(h)    13,294        0.16%(g)         5.33%(g)       1.51%         156.79%
------------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Intermediate Duration Fixed Income Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.09%, 0.09%, 0.09% and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(g) During the period ended April 30, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.23%, 0.24%, 0.24%, and 0.24% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h) During the period ended April 30, 2007, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 3.75%, 3.74%, 3.74% and 3.75% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

53    HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        INVESTMENT ACTIVITIES                           DIVIDENDS
                                               ----------------------------------------   -------------------------------------
                                                             NET REALIZED
                                                            AND UNREALIZED                                 NET
                                                                GAINS                                    REALIZED
                                   NET ASSET       NET      (LOSSES) FROM                               GAINS FROM
                                     VALUE,    INVESTMENT     INVESTMENT     TOTAL FROM      NET        INVESTMENTS
                                   BEGINNING     INCOME      AND FUTURES     INVESTMENT   INVESTMENT    AND FUTURES     TOTAL
                                   OF PERIOD     (LOSS)      TRANSACTIONS    ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002          $10.93       0.38           0.16           0.54        (0.38)            --        (0.38)
Year ended October 31, 2003           11.09       0.38           0.12           0.50        (0.38)            --        (0.38)
Year ended October 31, 2004           11.21       0.34           0.17           0.51        (0.34)         (0.06)       (0.40)
Year ended October 31, 2005           11.32       0.34          (0.22)          0.12        (0.34)         (0.02)       (0.36)
Year ended October 31, 2006           11.08       0.37           0.12           0.49        (0.37)         (0.02)       (0.39)
Six months ended April 30, 2007
   (Unaudited)                        11.18       0.19          (0.06)          0.13        (0.19)         (0.00)>      (0.19)
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002          $10.92       0.30           0.16           0.46        (0.30)            --        (0.30)
Year ended October 31, 2003           11.08       0.30           0.12           0.42        (0.30)            --        (0.30)
Year ended October 31, 2004           11.20       0.25           0.17           0.42        (0.25)         (0.06)       (0.31)
Year ended October 31, 2005           11.31       0.25          (0.22)          0.03        (0.25)         (0.02)       (0.27)
Year ended October 31, 2006           11.07       0.28           0.12           0.40        (0.28)         (0.02)       (0.30)
Six months ended April 30, 2007
   (Unaudited)                        11.17       0.15          (0.06)          0.09        (0.15)         (0.00)>      (0.15)
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002          $10.96       0.30           0.16           0.46        (0.30)            --        (0.30)
Year ended October 31, 2003           11.12       0.30           0.13           0.43        (0.30)            --        (0.30)
Year ended October 31, 2004           11.25       0.25           0.16           0.41        (0.25)         (0.06)       (0.31)
Year ended October 31, 2005           11.35       0.25          (0.22)          0.03        (0.25)         (0.02)       (0.27)
Year ended October 31, 2006           11.11       0.28           0.12           0.40        (0.28)         (0.02)       (0.30)
Six months ended April 30, 2007
   (Unaudited)                        11.21       0.15          (0.06)          0.09        (0.15)         (0.00)>      (0.15)
-------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year ended October 31, 2002          $10.93       0.41           0.16           0.57        (0.41)            --        (0.41)
Year ended October 31, 2003           11.09       0.41           0.12           0.53        (0.41)            --        (0.41)
Year ended October 31, 2004           11.21       0.37           0.17           0.54        (0.37)         (0.06)       (0.43)
Year ended October 31, 2005           11.32       0.37          (0.22)          0.15        (0.37)         (0.02)       (0.39)
Year ended October 31, 2006           11.08       0.39           0.12           0.51        (0.39)         (0.02)       (0.41)
Six months ended April 30, 2007
   (Unaudited)                        11.18       0.20          (0.06)          0.14        (0.20)         (0.00)>      (0.20)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                      RATIOS/SUPPLEMENTARY DATA
                                                             -----------------------------------------------------------------------
                                                                                           RATIO OF NET
                                                             NET ASSETS     RATIO OF        INVESTMENT      RATIO OF
                                   NET ASSET                  AT END OF    EXPENSES TO      INCOME TO     EXPENSES TO
                                  VALUE, END     TOTAL         PERIOD        AVERAGE         AVERAGE      AVERAGE NET     PORTFOLIO
                                   OF PERIOD   RETURN(a)       (000'S)    NET ASSETS(b)   NET ASSETS(b)   ASSETS(b)(c)   TURNOVER(d)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002         $11.09       5.08%         $16,341       0.95%           3.52%            0.95%         30.70%
Year ended October 31, 2003          11.21       4.57%          22,326       0.91%           3.39%            0.91%         29.79%
Year ended October 31, 2004          11.32       4.57%          32,889       0.87%           3.01%            0.87%         26.96%
Year ended October 31, 2005          11.08       1.03%(e)       34,441       0.88%(e)        3.02%(e)         0.89%         13.87%
Year ended October 31, 2006          11.18       4.45%          32,727       0.93%           3.30%            0.93%         12.69%
Six months ended April 30, 2007
   (Unaudited)                       11.12       1.18%(f)       35,175       0.85%(f)        3.47%(f)         0.92%          5.35%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002         $11.08       4.30%         $12,699       1.70%           2.74%            1.70%         30.70%
Year ended October 31, 2003          11.20       3.80%          18,352       1.66%           2.64%            1.66%         29.79%
Year ended October 31, 2004          11.31       3.80%          17,457       1.62%           2.27%            1.62%         26.96%
Year ended October 31, 2005          11.07       0.28%(e)       16,258       1.63%(e)        2.27%(e)         1.64%         13.87%
Year ended October 31, 2006          11.17       3.67%          13,735       1.68%           2.56%            1.68%         12.69%
Six months ended April 30, 2007
   (Unaudited)                       11.11       0.81%(f)       11,598       1.61%(f)        2.72%(f)         1.68%          5.35%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002         $11.12       4.28%         $ 2,608       1.70%           2.74%            1.70%         30.70%
Year ended October 31, 2003          11.25       3.87%           3,252       1.66%           2.64%            1.66%         29.79%
Year ended October 31, 2004          11.35       3.69%           2,340       1.62%           2.26%            1.62%         26.96%
Year ended October 31, 2005          11.11       0.28%(e)        1,782       1.63%(e)        2.26%(e)         1.64%         13.87%
Year ended October 31, 2006          11.21       3.66%           1,246       1.68%           2.55%            1.68%         12.69%
Six months ended April 30, 2007
   (Unaudited)                       11.15       0.80%(f)          977       1.62%(f)        2.71%(f)         1.68%          5.35%
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Year ended October 31, 2002         $11.09       5.34%         $19,753       0.70%           3.76%            0.70%         30.70%
Year ended October 31, 2003          11.21       4.84%          20,290       0.67%           3.67%            0.67%         29.79%
Year ended October 31, 2004          11.32       4.83%          19,908       0.62%           3.27%            0.62%         26.96%
Year ended October 31, 2005          11.08       1.28%(e)       16,981       0.63%(e)        3.27%(e)         0.64%         13.87%
Year ended October 31, 2006          11.18       4.71%          13,746       0.68%           3.55%            0.68%         12.69%
Six months ended April 30, 2007
   (Unaudited)                       11.12       1.30%(f)       14,928       0.61%(f)        3.71%(f)         0.67%          5.35%
------------------------------------------------------------------------------------------------------------------------------------

>     Less than $0.005 per share.

(a) Not Annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(b)   Annualized for periods less than one year.

(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.

(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(f) During the period ended April 30, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.07%, 0.07%, 0.06%, and 0.06% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR FAMILY OF FUNDS    54

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--GROWTH FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                        INVESTMENT ACTIVITIES                           DIVIDENDS
                                               ----------------------------------------   -------------------------------------
                                                             NET REALIZED
                                                            AND UNREALIZED                                  NET
                                   NET ASSET      NET            GAINS                                   REALIZED
                                    VALUE,     INVESTMENT    (LOSSES) FROM   TOTAL FROM      NET        GAINS FROM
                                   BEGINNING     INCOME       INVESTMENT     INVESTMENT   INVESTMENT    INVESTMENT      TOTAL
                                   OF PERIOD     (LOSS)      TRANSACTIONS    ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2004(f)    $12.68       (0.02)         (0.11)         (0.13)          --            --            --
Year ended October 31, 2005          12.55        0.03           1.59           1.62        (0.05)           --         (0.05)
Year ended October 31, 2006          14.12       (0.02)*         0.99           0.97           --         (0.23)        (0.23)
Six months ended April 30, 2007
  (Unaudited)                        14.86        0.01           1.13           1.14           --         (1.13)        (1.13)
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004(f)    $12.28       (0.07)         (0.10)         (0.17)          --            --            --
Year ended October 31, 2005          12.11       (0.07)          1.53           1.46           --            --            --
Year ended October 31, 2006          13.57       (0.12)*         0.95           0.83           --         (0.23)        (0.23)
Six months ended April 30, 2007
  (Unaudited)                        14.17       (0.04)          1.07           1.03           --         (1.13)        (1.13)
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004(f)    $12.35       (0.06)         (0.12)         (0.18)          --            --            --
Year ended October 31, 2005          12.17       (0.07)          1.54           1.47           --            --            --
Year ended October 31, 2006          13.64       (0.13)*         0.96           0.83           --         (0.23)        (0.23)
Six months ended April 30, 2007
  (Unaudited)                        14.24       (0.04)          1.08           1.04           --         (1.13)        (1.13)
-------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004(f)    $12.67       (0.01)         (0.11)         (0.12)          --            --            --
Year ended October 31, 2005          12.55        0.06           1.59           1.65        (0.08)           --         (0.08)
Year ended October 31, 2006          14.12        0.02*          0.99           1.01           --         (0.23)        (0.23)
Six months ended April 30, 2007
  (Unaudited)                        14.90        0.03           1.13           1.16                      (1.13)        (1.13)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                   RATIOS/SUPPLEMENTARY DATA
                                                            -----------------------------------------------------------------------
                                                                                         RATIO OF NET
                                                            NET ASSETS      RATIO OF      INVESTMENT       RATIO OF
                                    NET ASSET               AT END OF     EXPENSES TO    INCOME (LOSS)   EXPENSES TO
                                   VALUE, END     TOTAL       PERIOD        AVERAGE       TO AVERAGE     AVERAGE NET     PORTFOLIO
                                    OF PERIOD   RETURN(b)    (000'S)     NET ASSETS(c)   NET ASSETS(c)   ASSETS(c)(d)   TURNOVER(e)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2004(f)     $12.55     (1.03)%      $17,372         1.20%          (0.42)%          1.31%         53.08%
Year ended October 31, 2005           14.12     12.91%(g)     21,866         1.15%(g)        0.19%(g)        1.35%(g)      79.54%
Year ended October 31, 2006           14.86      6.92%        21,985         1.20%          (0.14)%          1.44%         75.06%
Six months ended April 30, 2007
  (Unaudited)                         14.87      8.03%(h)     28,612         1.00%(h)        0.22%(h)        1.30%         30.99%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004(f)     $12.11     (1.38)%      $ 1,402         1.95%          (1.17)%          2.06%         53.08%
Year ended October 31, 2005           13.57     12.06%(g)      1,317         1.90%(g)       (0.48)%(g)       2.09%(g)      79.54%
Year ended October 31, 2006           14.17      6.16%         1,446         1.95%          (0.88)%          2.19%         75.06%
Six months ended April 30, 2007
  (Unaudited)                         14.07      7.63%(h)      1,478         1.77%(h)       (0.54)%(h)       2.06%         30.99%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004(f)     $12.17     (1.46)%      $   309         1.95%          (1.18)%          2.06%         53.08%
Year ended October 31, 2005           13.64     12.08%(g)        344         1.90%(g)       (0.51)%(g)       2.10%(g)      79.54%
Year ended October 31, 2006           14.24      6.13%           270         1.95%          (0.89)%          2.18%         75.06%
Six months ended April 30, 2007
  (Unaudited)                         14.15      7.66%(h)        114         1.77%(h)       (0.59)%(h)       2.07%         30.99%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004(f)     $12.55      0.95%       $19,115         0.95%          (0.17)%          1.06%         53.08%
Year ended October 31, 2005           14.12     13.17%(g)     13,107         0.90%(g)        0.56%(g)        1.07%(g)      79.54%
Year ended October 31, 2006           14.90      7.21%        15,042         0.95%           0.12%           1.19%         75.06%
Six months ended April 30, 2007
  (Unaudited)                         14.93      8.15%(h)     22,209         0.75%(h)        0.48%(h)        1.05%         30.99%
-----------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Growth Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.

(f) Class A Shares, Class B Shares, Class C Shares and Class I Shares commenced operations on May 7, 2004.

(g) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h) During the period ended April 30, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.20%, 0.18%, 0.18%, and 0.20% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

55    HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        INVESTMENT ACTIVITIES                   DIVIDENDS
                                               ----------------------------------------   ----------------------
                                                             NET REALIZED
                                                            AND UNREALIZED
                                   NET ASSET      NET           GAINS
                                     VALUE,    INVESTMENT   (LOSSES) FROM    TOTAL FROM      NET
                                   BEGINNING     INCOME       INVESTMENT     INVESTMENT   INVESTMENT     TOTAL
                                   OF PERIOD     (LOSS)      TRANSACTIONS    ACTIVITIES     INCOME     DIVIDENDS
----------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Year ended October 31, 2002         $ 8.91        0.04           (1.73)        (1.69)       (0.01)       (0.01)
Year ended October 31, 2003           7.21        0.06            1.18          1.24        (0.06)       (0.06)
Year ended October 31, 2004           8.39        0.05            0.36          0.41        (0.04)       (0.04)
Year ended October 31, 2005           8.76        0.07            1.01          1.08        (0.09)       (0.09)
Year ended October 31, 2006           9.75       (0.02)*          1.25          1.23           --           --
Six months ended April 30, 2007
  (Unaudited)                        10.98        0.02            0.88          0.90           --           --
----------------------------------------------------------------------------------------------------------------
CLASS B SHARES

Year ended October 31, 2002         $ 8.88       (0.00)>         (1.74)        (1.74)          --           --
Year ended October 31, 2003           7.14       (0.01)           1.18          1.17        (0.01)       (0.01)
Year ended October 31, 2004           8.30       (0.02)*          0.36          0.34        (0.00)>      (0.00)>
Year ended October 31, 2005           8.64       (0.01)           1.01          1.00        (0.03)       (0.03)
Year ended October 31, 2006           9.61       (0.10)*          1.23          1.13           --           --
Six months ended April 30, 2007
  (Unaudited)                        10.74       (0.02)           0.86          0.84           --           --
----------------------------------------------------------------------------------------------------------------
CLASS C SHARES

Period ended October 31, 2004(f)    $ 8.40       (0.02)*          0.38          0.36        (0.03)       (0.03)
Year ended October 31, 2005           8.73       (0.01)           1.02          1.01        (0.04)       (0.04)
Year ended October 31, 2006           9.70       (0.09)*          1.22          1.13           --           --
Six months ended April 30, 2007
  (Unaudited)                        10.83       (0.02)           0.87          0.85           --           --
----------------------------------------------------------------------------------------------------------------
CLASS I SHARES

Year ended October 31, 2002         $ 8.92        0.06           (1.73)        (1.67)       (0.03)       (0.03)
Year ended October 31, 2003           7.22        0.07            1.19          1.26        (0.08)       (0.08)
Year ended October 31, 2004           8.40        0.07            0.36          0.43        (0.06)       (0.06)
Year ended October 31, 2005           8.77        0.10            0.99          1.10        (0.12)       (0.12)
Year ended October 31, 2006           9.75        0.01*           1.25          1.26        (0.01)       (0.01)
Six months ended April 30, 2007
  (Unaudited)                        11.00        0.03            0.89          0.92           --           --
----------------------------------------------------------------------------------------------------------------

                                                                                   RATIOS/SUPPLEMENTARY DATA
                                                            -----------------------------------------------------------------------
                                                                                         RATIO OF NET
                                                            NET ASSETS      RATIO OF      INVESTMENT       RATIO OF
                                    NET ASSET               AT END OF     EXPENSES TO    INCOME (LOSS)    EXPENSES TO
                                   VALUE, END     TOTAL       PERIOD        AVERAGE       TO AVERAGE      AVERAGE NET    PORTFOLIO
                                    OF PERIOD   RETURN(a)    (000'S)     NET ASSETS(b)   NET ASSETS(b)   ASSETS(b)(c)   TURNOVER(d)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Year ended October 31, 2002          $ 7.21     (18.97)%     $  1,306        1.01%           0.39%           1.01%         59.85%
Year ended October 31, 2003            8.39      17.26%         1,827        1.04%           0.70%           1.04%         64.52%
Year ended October 31, 2004            8.76       4.94%         1,500        1.02%           0.50%           1.02%         73.68%
Year ended October 31, 2005            9.75      12.36%(e)      1,260        1.11%(e)        0.73%(e)        1.16%        106.49%
Year ended October 31, 2006           10.98      12.62%         1,394        1.26%          (0.22)%          1.47%         34.85%
Six months ended April 30, 2007
  (Unaudited)                         11.88       8.20%(g)      1,469        0.94%(g)        0.32%(g)        1.37%         13.61%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES

Year ended October 31, 2002          $ 7.14     (19.59)%     $  1,154        1.76%          (0.30)%          1.76%         59.85%
Year ended October 31, 2003            8.30      16.40%         2,235        1.79%          (0.07)%          1.79%         64.52%
Year ended October 31, 2004            8.64       4.13%         3,820        1.77%          (0.25)%          1.77%         73.68%
Year ended October 31, 2005            9.61      11.61%(e)      4,194        1.87%(e)       (0.10)%(e)       1.93%        106.49%
Year ended October 31, 2006           10.74      11.76%         4,537        2.01%          (0.97)%          2.22%         34.85%
Six months ended April 30, 2007
  (Unaudited)                         11.58       7.82%(g)      4,817        1.69%(g)       (0.43)%(g)       2.12%         13.61%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES

Period ended October 31, 2004(f)     $ 8.73       3.57%      $     41        1.77%          (0.28)%          1.77%         73.68%
Year ended October 31, 2005            9.70      11.59%(e)         49        1.88%(e)       (0.13)%(e)       1.93%        106.49%
Year ended October 31, 2006           10.83      11.65%            35        2.01%          (0.90)%          2.22%         34.85%
Six months ended April 30, 2007
  (Unaudited)                         11.68       7.85%(g)         36        1.69%(g)       (0.43)%(g)       2.12%         13.61%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES

Year ended October 31, 2002          $ 7.22     (18.76)%     $168,812        0.76%           0.66%           0.76%         59.85%
Year ended October 31, 2003            8.40      17.63%       203,458        0.79%           0.96%           0.79%         64.52%
Year ended October 31, 2004            8.77       5.18%       196,219        0.77%           0.77%           0.77%         73.68%
Year ended October 31, 2005            9.75      12.61%(e)     46,888        0.80%(e)        1.20%(e)        0.86%        106.49%
Year ended October 31, 2006           11.00      12.88%        40,925        1.01%           0.04%           1.22%         34.85%
Six months ended April 30, 2007
  (Unaudited)                         11.92       8.36%(g)     41,822        0.70%(g)        0.57%(g)        1.12%         13.61%
-----------------------------------------------------------------------------------------------------------------------------------

>     Less than $0.005 per share.

*     Calculated based on average shares outstanding.

(a) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(b)   Annualized for periods less than one year.

(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been indicated.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.

(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.02%, 0.02%, 0.02% and 0.03% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(f)   Class C shares commenced operations on November 3, 2003.

(g) During the period ended April 30, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.26%, 0.26%, 0.26%, and 0.25% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.          HSBC INVESTOR FAMILY OF FUNDS     56

--------------------------------------------------------------------------------
HSBC ADVISOR FUNDS TRUST--INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                       INVESTMENT ACTIVITIES                          DIVIDENDS
                                             ----------------------------------------   -------------------------------------
                                                           NET REALIZED
                                                          AND UNREALIZED                                 NET
                                                               GAINS                                   REALIZED
                                                           (LOSSES) FROM                              GAINS FROM
                                 NET ASSET      NET         INVESTMENT                               INVESTMENTS
                                  VALUE,     INVESTMENT     AND FOREIGN    TOTAL FROM      NET       AND FOREIGN
                                 BEGINNING     INCOME        CURRENCY      INVESTMENT   INVESTMENT     CURRENCY       TOTAL
                                 OF PERIOD     (LOSS)      TRANSACTIONS    ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
-----------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2002       $12.56        0.09          (1.73)         (1.64)       (0.19)           --        (0.19)
Year ended October 31, 2003        10.73        0.20           2.02           2.22        (0.19)           --        (0.19)
Year ended October 31, 2004        12.76        0.18           2.32           2.50        (0.39)           --        (0.39)
Year ended October 31, 2005        14.87        0.31           2.59           2.90        (0.23)           --        (0.23)
Year ended October 31, 2006        17.54        0.38           5.14           5.52        (0.36)        (0.60)       (0.96)
Six months ended April 30, 2007
  (Unaudited)                      22.10        0.18           2.86           3.04        (0.55)        (1.84)       (2.39)
-----------------------------------------------------------------------------------------------------------------------------

                                                                                    RATIOS/SUPPLEMENTARY DATA
                                                             -----------------------------------------------------------------------
                                                                                          RATIO OF NET
                                                             NET ASSETS     RATIO OF       INVESTMENT       RATIO OF
                                   NET ASSET                  AT END OF    EXPENSES TO     INCOME TO      EXPENSES TO
                                   VALUE, END     TOTAL        PERIOD        AVERAGE        AVERAGE       AVERAGE NET     PORTFOLIO
                                   OF PERIOD    RETURN(b)      (000'S)    NET ASSETS(c)   NET ASSETS(c)   ASSETS(c)(d)   TURNOVER(e)
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2002          $10.73     (13.32)%      $194,704        0.99%           0.70%          0.99%         31.63%
Year ended October 31, 2003           12.76      21.03%        123,658        1.07%           1.16%          1.07%         68.51%
Year ended October 31, 2004           14.87      20.06%        148,317        1.05%           1.39%          1.05%        106.11%
Year ended October 31, 2005           17.54      19.69%        193,144        0.92%           2.01%          0.92%         31.32%
Year ended October 31, 2006           22.10      32.70%        283,749        0.97%           2.02%          0.97%         33.39%
Six months ended April 30, 2007
  (Unaudited)                         22.75      14.58%(f)(g)  348,173        0.88%(f)        1.54%(f)       0.93%         15.44%
------------------------------------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor International Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its inevitable assets.

(f) During the period ended April 30, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.05% for the Advisor Shares.

(g) During the period ended April 30, 2007, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.18%.

57    HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--MID-CAP FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       INVESTMENT ACTIVITIES                    DIVIDENDS
                                              ----------------------------------------   ------------------------
                                                            NET REALIZED
                                                           AND UNREALIZED
                                                               GAINS                     NET REALIZED
                                  NET ASSET      NET       (LOSSES) FROM                  GAINS FROM
                                   VALUE,     INVESTMENT    INVESTMENTS     TOTAL FROM    INVESTMENTS
                                  BEGINNING     INCOME      AND OPTIONS     INVESTMENT    AND OPTIONS     TOTAL
                                  OF PERIOD     (LOSS)      TRANSACTIONS    ACTIVITIES   TRANSACTIONS   DIVIDENDS
-----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002         $7.90       (0.03)         (1.57)         (1.60)           --            --
Year ended October 31, 2003          6.30       (0.03)*         1.68           1.65            --            --
Year ended October 31, 2004          7.95       (0.04)*         0.53           0.49            --            --
Year ended October 31, 2005          8.44       (0.06)*         1.49           1.43            --            --
Year ended October 31, 2006          9.87       (0.00)*>        1.19           1.19         (2.18)        (2.18)
Six months ended April 30, 2007
  (Unaudited)                        8.88       (0.00)>         1.05           1.05         (0.62)        (0.62)
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002         $7.82       (0.08)         (1.55)         (1.63)           --            --
Year ended October 31, 2003          6.19       (0.08)          1.64           1.56            --            --
Year ended October 31, 2004          7.75       (0.10)*         0.51           0.41            --            --
Year ended October 31, 2005          8.16       (0.13)*         1.45           1.32            --            --
Year ended October 31, 2006          9.48       (0.06)*         1.13           1.07         (2.18)        (2.18)
Six months ended April 30, 2007
  (Unaudited)                        8.37       (0.04)          0.99           0.95         (0.62)        (0.62)
-----------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002         $7.82       (0.08)         (1.54)         (1.62)           --            --
Year ended October 31, 2003          6.20       (0.08)          1.68           1.60            --            --
Year ended October 31, 2004          7.80       (0.10)*         0.52           0.42            --            --
Year ended October 31, 2005          8.22       (0.13)*         1.45           1.32            --            --
Year ended October 31, 2006          9.54       (0.06)*         1.15           1.09         (2.18)        (2.18)
Six months ended April 30, 2007
  (Unaudited)                        8.45       (0.04)          0.99           0.95         (0.62)        (0.62)
-----------------------------------------------------------------------------------------------------------------
TRUST SHARES
Year ended October 31, 2002         $7.91       (0.02)         (1.56)         (1.58)           --            --
Year ended October 31, 2003          6.33       (0.01)          1.69           1.68            --            --
Year ended October 31, 2004          8.01       (0.02)*         0.53           0.51            --            --
Year ended October 31, 2005          8.52       (0.02)*         1.48           1.46            --            --
Year ended October 31, 2006          9.98        0.03*          1.20           1.23         (2.18)        (2.18)
Six months ended April 30, 2007
  (Unaudited)                        9.03        0.01           1.06           1.07         (0.62)        (0.62)
-----------------------------------------------------------------------------------------------------------------

                                                                                  RATIOS/SUPPLEMENTARY DATA
                                                           -----------------------------------------------------------------------
                                                                                        RATIO OF NET
                                                           NET ASSETS      RATIO OF      INVESTMENT       RATIO OF
                                   NET ASSET               AT END OF     EXPENSES TO    INCOME (LOSS)    EXPENSES TO
                                  VALUE, END     TOTAL       PERIOD        AVERAGE       TO AVERAGE      AVERAGE NET    PORTFOLIO
                                   OF PERIOD   RETURN(a)    (000'S)     NET ASSETS(b)   NET ASSETS(b)   ASSETS(b)(c)   TURNOVER(d)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002          $6.30     (20.25)%     $  1,010        1.08%          (0.46)%          1.08%        140.23%
Year ended October 31, 2003           7.95      26.19%         1,539        1.10%          (0.43)%          1.10%        100.86%
Year ended October 31, 2004           8.44       6.16%         1,878        1.09%          (0.54)%          1.09%        106.72%
Year ended October 31, 2005           9.87      16.94%(e)      2,151        1.38%(e)       (0.65)%(e)       1.53%        169.62%
Year ended October 31, 2006           8.88      13.66%         3,185        1.48%          (0.01)%          1.85%         53.16%
Six months ended April 30, 2007
  (Unaudited)                         9.31      12.40%(f)      5,573        0.95%(f)       (0.01)%(f)       1.82%         32.11%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002          $6.19     (20.84)%     $  4,391        1.83%          (1.21)%          1.83%        140.23%
Year ended October 31, 2003           7.75      25.20%         6,009        1.85%          (1.16)%          1.85%        100.86%
Year ended October 31, 2004           8.16       5.29%         7,037        1.84%          (1.29)%          1.84%        106.72%
Year ended October 31, 2005           9.48      16.18%(e)      7,415        2.11%(e)       (1.38)%(e)       2.27%        169.62%
Year ended October 31, 2006           8.37      12.78%         7,425        2.25%          (0.72)%          2.60%         53.16%
Six months ended April 30, 2007
  (Unaudited)                         8.70      11.93%(f)      6,682        1.76%(f)       (0.83)%(f)       2.57%         32.11%
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002          $6.20     (20.72)%     $     20        1.83%          (1.20)%          1.83%        140.23%
Year ended October 31, 2003           7.80      25.81%            54        1.85%          (1.23)%          1.85%        100.86%
Year ended October 31, 2004           8.22       5.38%            94        1.84%          (1.29)%          1.84%        106.72%
Year ended October 31, 2005           9.54      16.06%(e)        111        2.13%(e)       (1.40)%(e)       2.28%        169.62%
Year ended October 31, 2006           8.45      12.93%            95        2.25%          (0.72)%          2.60%         53.16%
Six months ended April 30, 2007
  (Unaudited)                         8.78      11.83%(f)         87        1.77%(f)       (0.86)%(f)       2.57%         32.11%
----------------------------------------------------------------------------------------------------------------------------------
TRUST SHARES
Year ended October 31, 2002          $6.33     (19.97)%     $ 98,059        0.82%          (0.18)%          0.82%        140.23%
Year ended October 31, 2003           8.01      26.54%       160,621        0.85%          (0.17)%          0.85%        100.86%
Year ended October 31, 2004           8.52       6.37%       117,354        0.84%          (0.28)%          0.84%        106.72%
Year ended October 31, 2005           9.98      17.14%(e)     19,618        0.89%(e)       (0.19)%(e)       1.02%        169.62%
Year ended October 31, 2006           9.03      13.97%        17,029        1.26%           0.29%           1.60%         53.16%
Six months ended April 30, 2007
  (Unaudited)                         9.48      12.42%(f)     18,721        0.74%(f)        0.18%(f)        1.57%         32.11%
----------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

>     Less than $0.005 per share.

(a) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(b)   Annualized for periods less than one year.

(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been indicated.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.

(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio and net income ratio were 0.10%, 0.10%, 0.10% and 0.09% for Class A Shares, Class B Shares, Class C Shares and Trust Shares, respectively. The corresponding impact to the total return was 0.57%, 0.57%, 0.57% and 0.56% for Class A

(f) During the period ended April 30, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.40%, 0.34%, 0.33%, and 0.36% for Class A Shares, Class B Shares, Class C Shares and Class Y Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR FAMILY OF FUNDS    58

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--OPPORTUNITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                        INVESTMENT ACTIVITIES                    DIVIDENDS
                                              ----------------------------------------   --------------------------
                                                            NET REALIZED
                                                           AND UNREALIZED                 NET REALIZED
                                  NET ASSET      NET            GAINS                    GAINS (LOSSES)
                                   VALUE,     INVESTMENT    (LOSSES) FROM   TOTAL FROM        FROM
                                  BEGINNING     INCOME       INVESTMENT     INVESTMENT     INVESTMENT       TOTAL
                                  OF PERIOD     (LOSS)      TRANSACTIONS    ACTIVITIES    TRANSACTIONS    DIVIDENDS
-------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002        $ 9.60       (0.13)         (1.64)         (1.77)            --            --
Year ended October 31, 2003          7.83       (0.10)          2.63           2.53             --            --
Year ended October 31, 2004         10.36       (0.13)          0.68           0.55             --            --
Year ended October 31, 2005         10.91       (0.14)          1.62           1.48             --            --
Year ended October 31, 2006         12.39       (0.14)*         2.43           2.29          (0.39)        (0.39)
Six months ended April 30, 2007
  (Unaudited)                       14.29       (0.08)          1.61           1.53          (1.73)        (1.73)
-------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002        $ 9.27       (0.20)*        (1.56)         (1.76)            --            --
Year ended October 31, 2003          7.51       (0.18)*         2.52           2.34             --            --
Year ended October 31, 2004          9.85       (0.20)          0.64           0.44             --            --
Year ended October 31, 2005         10.29       (0.22)          1.53           1.31             --            --
Year ended October 31, 2006         11.60       (0.23)*         2.27           2.04          (0.39)        (0.39)
Six months ended April 30, 2007
  (Unaudited)                       13.25       (0.11)          1.47           1.36          (1.73)        (1.73)
-------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002        $ 9.35       (0.21)*        (1.57)         (1.78)            --            --
Year ended October 31, 2003          7.57       (0.18)          2.55           2.37             --            --
Year ended October 31, 2004          9.94       (0.22)          0.67           0.45             --            --
Year ended October 31, 2005         10.39       (0.21)          1.53           1.32             --            --
Year ended October 31, 2006         11.71       (0.23)*         2.29           2.06          (0.39)        (0.39)
Six months ended April 30, 2007
  (Unaudited)                       13.38       (0.11)          1.48           1.37          (1.73)        (1.73)
-------------------------------------------------------------------------------------------------------------------

                                                                                  RATIOS/SUPPLEMENTARY DATA
                                                           -----------------------------------------------------------------------
                                                                                        RATIO OF NET
                                                           NET ASSETS      RATIO OF      INVESTMENT       RATIO OF
                                   NET ASSET               AT END OF     EXPENSES TO    INCOME (LOSS)   EXPENSES TO
                                  VALUE, END     TOTAL       PERIOD        AVERAGE       TO AVERAGE     AVERAGE NET     PORTFOLIO
                                   OF PERIOD   RETURN(b)    (000'S)     NET ASSETS(c)   NET ASSETS(c)   ASSETS(c)(d)   TURNOVER(e)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002         $ 7.83     (18.44)%     $11,384       1.65%            (1.45)%          2.08%        103.90%
Year ended October 31, 2003          10.36      32.31%       16,695       1.65%            (1.36)%          2.09%        152.05%
Year ended October 31, 2004          10.91       5.31%       20,902       1.61%            (1.24)%          1.72%         81.75%
Year ended October 31, 2005          12.39      13.57%(f)    22,875       1.51%(f)         (1.11)%(f)       1.69%(f)      63.95%
Year ended October 31, 2006          14.29      18.81%       24,463       1.55%            (1.04)%          1.70%         60.83%
Six months ended April 30, 2007
  (Unaudited)                        14.09      11.86%(g)    18,240       1.49%(g)         (0.98)%(g)       1.77%         25.63%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002         $ 7.51     (18.99)%     $ 2,374       2.40%            (2.18)%          2.86%        103.90%
Year ended October 31, 2003           9.85      31.16%        3,952       2.40%            (2.11)%          2.83%        152.05%
Year ended October 31, 2004          10.29       4.47%        4,611       2.36%            (2.00)%          2.47%         81.75%
Year ended October 31, 2005          11.60      12.73%(f)     4,539       2.26%(f)         (1.86)%(f)       2.44%(f)      63.95%
Year ended October 31, 2006          13.25      17.91%        4,768       2.30%            (1.79)%          2.45%         60.83%
Six months ended April 30, 2007
  (Unaudited)                        12.88      11.47%(g)     4,912       2.23%(g)         (1.73)%(g)       2.54%         25.63%
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002         $ 7.57     (19.04)%     $   329       2.40%            (2.20)%          2.83%        103.90%
Year ended October 31, 2003           9.94      31.31%          395       2.40%            (2.11)%          2.84%        152.05%
Year ended October 31, 2004          10.39       4.53%          344       2.37%            (2.00)%          2.48%         81.75%
Year ended October 31, 2005          11.71      12.70%(f)       306       2.26%(f)         (1.86)%(f)       2.44%(f)      63.95%
Year ended October 31, 2006          13.38      17.92%          299       2.30%            (1.78)%          2.45%         60.83%
Six months ended April 30, 2007
  (Unaudited)                        13.02      11.43%(g)       313       2.23%(g)         (1.73)%(g)       2.54%         25.63%
----------------------------------------------------------------------------------------------------------------------------------

*     Calculated using average shares.

(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g) During the period ended April 30, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.06%, 0.07%, and 0.07% for Class A Shares, Class B Shares, and Class C Shares, respectively.

59    HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--OPPORTUNITY FUND (ADVISOR)
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                       INVESTMENT ACTIVITIES                     DIVIDENDS
                                              ----------------------------------------   -------------------------
                                                            NET REALIZED                      NET
                                                           AND UNREALIZED                   REALIZED
                                  NET ASSET      NET            GAINS                        GAINS
                                    VALUE,    INVESTMENT   (LOSSES) FROM    TOTAL FROM   (LOSSES) FROM
                                  BEGINNING     INCOME       INVESTMENT     INVESTMENT     INVESTMENT      TOTAL
                                  OF PERIOD     (LOSS)      TRANSACTIONS    ACTIVITIES    TRANSACTIONS   DIVIDENDS
------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2002        $11.32       (0.09)         (1.96)         (2.05)            --           --
Year ended October 31, 2003          9.27       (0.06)          3.15           3.09             --           --
Year ended October 31, 2004         12.36       (0.08)          0.79           0.71             --           --
Year ended October 31, 2005         13.07       (0.10)          1.97           1.87             --           --
Year ended October 31, 2006         14.94       (0.09)          2.93           2.84          (0.50)       (0.50)
Six months ended April 30, 2007
   (Unaudited)                      17.28       (0.03)          1.87           1.84          (2.71)       (2.71)
------------------------------------------------------------------------------------------------------------------

                                                                                         RATIOS/SUPPLEMENTARY DATA
                                                            ------------------------------------------------------------------------
                                                                                         RATIO OF NET
                                                            NET ASSETS      RATIO OF      INVESTMENT        RATIO OF
                                   NET ASSET                AT END OF     EXPENSES TO    INCOME (LOSS)     EXPENSES TO
                                  VALUE, END      TOTAL       PERIOD        AVERAGE       TO AVERAGE       AVERAGE NET    PORTFOLIO
                                   OF PERIOD    RETURN(b)    (000'S)     NET ASSETS(c)   NET ASSETS(c)    ASSETS(c)(d)   TURNOVER(e)
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2002         $ 9.27     (18.11)%      $190,686       1.07%          (0.87)%           1.07%         103.90%
Year ended October 31, 2003          12.36      33.33%        326,072       1.01%          (0.72)%           1.01%         152.05%
Year ended October 31, 2004          13.07       5.74%        279,669       0.98%          (0.62)%           0.98%          81.75%
Year ended October 31, 2005          14.94      14.31%(f)     177,519       0.94%(f)       (0.54)%(f)        0.94%(f)       63.95%
Year ended October 31, 2006          17.28      19.40%        192,124       1.03%          (0.51)%           1.03%          60.83%
Six months ended April 30, 2007
   (Unaudited)                       16.41      12.13%(g)     186,712       0.90%(g)       (0.40)%(g)        1.03%          25.63%
------------------------------------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return was 0.04% for the Advisor Shares.

(g) During the period ended April 30, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.13% for the Advisor Shares.

SEE NOTES TO FINANCIAL STATEMENTS.          HSBC INVESTOR FAMILY OF FUNDS     60

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--OVERSEAS EQUITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                        INVESTMENT ACTIVITIES                           DIVIDENDS
                                              ----------------------------------------   -------------------------------------
                                                            NET REALIZED
                                                           AND UNREALIZED                                  NET
                                                                GAINS                                   REALIZED
                                                            (LOSSES) FROM                              GAINS FROM
                                  NET ASSET      NET         INVESTMENT                                INVESTMENT
                                    VALUE,    INVESTMENT     AND FOREIGN    TOTAL FROM      NET       AND FOREIGN
                                  BEGINNING     INCOME        CURRENCY      INVESTMENT   INVESTMENT     CURRENCY       TOTAL
                                  OF PERIOD     (LOSS)      TRANSACTIONS    ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002         $11.66      (0.04)          (1.34)        (1.38)       (0.12)        (0.29)       (0.41)
Year ended October 31, 2003           9.87       0.01            1.95          1.96        (0.10)           --        (0.10)
Year ended October 31, 2004          11.73       0.08            2.19          2.27        (0.07)           --        (0.07)
Year ended October 31, 2005          13.93       0.18            2.33          2.51        (0.06)        (0.79)       (0.85)
Year ended October 31, 2006          15.59       0.22            4.45          4.67        (0.25)        (1.16)       (1.41)
Six months ended April 30, 2007
   (Unaudited)                       18.85       0.02            2.43          2.45        (0.40)        (2.11)       (2.51)
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002         $11.30      (0.08)          (1.34)        (1.42)       (0.03)        (0.29)       (0.32)
Year ended October 31, 2003           9.56      (0.06)           1.89          1.83        (0.05)           --        (0.05)
Year ended October 31, 2004          11.34       0.01*           2.08          2.09           --            --           --
Year ended October 31, 2005          13.43       0.07            2.24          2.31           --         (0.79)       (0.79)
Year ended October 31, 2006          14.95       0.09            4.26          4.35        (0.14)        (1.16)       (1.30)
Six months ended April 30, 2007
   (Unaudited)                       18.00      (0.00)>          2.27          2.27        (0.27)        (2.11)       (2.38)
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002         $11.41      (0.08)          (1.36)        (1.44)          --         (0.29)       (0.29)
Year ended October 31, 2003           9.68      (0.06)           1.93          1.87        (0.01)           --        (0.01)
Year ended October 31, 2004          11.54      (0.01)           2.14          2.13           --            --           --
Year ended October 31, 2005          13.67       0.06            2.29          2.35           --         (0.79)       (0.79)
Year ended October 31, 2006          15.23       0.11            4.33          4.44        (0.14)        (1.16)       (1.30)
Six months ended April 30, 2007
   (Unaudited)                       18.37      (0.02)           2.33          2.31        (0.23)        (2.11)       (2.34)
------------------------------------------------------------------------------------------------------------------------------

                                                                                    RATIOS/SUPPLEMENTARY DATA
                                                            ------------------------------------------------------------------------
                                                                                         RATIO OF NET
                                                            NET ASSETS     RATIO OF       INVESTMENT       RATIO OF
                                   NET ASSET                 AT END OF    EXPENSES TO    INCOME (LOSS)    EXPENSES TO
                                  VALUE, END     TOTAL        PERIOD        AVERAGE       TO AVERAGE     AVERAGE NET     PORTFOLIO
                                   OF PERIOD    RETURN(b)     (000'S)    NET ASSETS(c)   NET ASSETS(c)    ASSETS(c)(d)   TURNOVER(e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2002         $ 9.87     (12.42)%      $ 7,203        1.85%         (0.18)%            2.28%         31.63%
Year ended October 31, 2003          11.73      20.09%        10,096        1.85%          0.07%             2.34%         68.51%
Year ended October 31, 2004          13.93      19.40%        17,721        1.78%          0.79%             1.88%        106.11%
Year ended October 31, 2005          15.59      18.64%        20,680        1.66%          1.21%             1.66%         31.32%
Year ended October 31, 2006          18.85      31.85%        22,761        1.67%          1.24%             1.67%         33.39%
Six months ended April 30, 2007
   (Unaudited)                       18.79      13.94%(f)     15,945        1.66%(f)       0.44%(f)          1.71%         15.44%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2002         $ 9.56     (13.07)%      $   588        2.60%         (0.87)%            3.04%         31.63%
Year ended October 31, 2003          11.34      19.26%         1,076        2.60%         (0.62)%            3.16%         68.51%
Year ended October 31, 2004          13.43      18.43%         2,061        2.53%          0.05%             2.63%        106.11%
Year ended October 31, 2005          14.95      17.72%         2,403        2.41%          0.47%             2.41%         31.32%
Year ended October 31, 2006          18.00      30.87%         3,234        2.42%          0.58%             2.42%         33.39%
Six months ended April 30, 2007
   (Unaudited)                       17.89      13.55%(f)      3,571        2.40%(f)      (0.07)%(f)         2.49%         15.44%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2002         $ 9.68     (13.08)%      $    96        2.60%         (1.00)%            3.04%         31.63%
Year ended October 31, 2003          11.54      19.28%           121        2.60%         (0.64)%            3.17%         68.51%
Year ended October 31, 2004          13.67      18.46%           137        2.54%         (0.10)%            2.66%        106.11%
Year ended October 31, 2005          15.23      17.70%           164        2.41%          0.48%             2.41%         31.32%
Year ended October 31, 2006          18.37      30.92%           163        2.41%          0.58%             2.41%         33.39%
Six months ended April 30, 2007
   (Unaudited)                       18.34      13.49%(f)        173        2.40%(f)      (0.15)%(f)         2.49%         15.44%
------------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

>     Less than $0.005 per share.

(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor International Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the period ended April 30, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.04%, 0.05%, and 0.05% for Class A Shares, Class B Shares, and Class C Shares, respectively.

61    HSBC INVESTOR FAMILY OF FUNDS           SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR FUNDS--VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                         INVESTMENT ACTIVITIES                           DIVIDENDS
                                               ----------------------------------------   -------------------------------------
                                                             NET REALIZED
                                                            AND UNREALIZED                                  NET
                                   NET ASSET      NET           GAINS                                    REALIZED
                                    VALUE,     INVESTMENT   (LOSSES) FROM    TOTAL FROM       NET       GAINS FROM
                                   BEGINNING     INCOME       INVESTMENT     INVESTMENT   INVESTMENT    INVESTMENT      TOTAL
                                   OF PERIOD     (LOSS)      TRANSACTIONS    ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2004(f)     $12.68      0.05            0.69           0.74         (0.04)           --        (0.04)
Year ended October 31, 2005           13.38      0.10            1.86           1.96         (0.08)        (0.13)       (0.21)
Year ended October 31, 2006           15.13      0.12*           2.95           3.07         (0.19)        (1.29)       (1.48)
Six months ended April 30, 2007
   (Unaudited)                        16.72      0.07            1.32           1.39         (0.06)        (1.57)       (1.63)
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004(f)     $12.28        --            0.68           0.68         (0.01)           --        (0.01)
Year ended October 31, 2005           12.95     (0.02)           1.80           1.78            --         (0.13)       (0.13)
Year ended October 31, 2006           14.60     (0.00)>*         2.84           2.84         (0.07)        (1.29)       (1.36)
Six months ended April 30, 2007
   (Unaudited)                        16.08      0.01            1.27           1.28         (0.01)        (1.57)       (1.58)
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004(f)     $12.35      0.01            0.67           0.68         (0.02)           --        (0.02)
Year ended October 31, 2005           13.01     (0.02)           1.82           1.80         (0.01)        (0.13)       (0.14)
Year ended October 31, 2006           14.67      0.00>*          2.85           2.85         (0.05)        (1.29)       (1.34)
Six months ended April 30, 2007
   (Unaudited)                        16.18      0.01            1.28           1.29            --         (1.57)       (1.57)
-------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004(f)     $12.67      0.07            0.70           0.77         (0.06)           --        (0.06)
Year ended October 31, 2005           13.38      0.13            1.86           1.99         (0.11)        (0.13)       (0.24)
Year ended October 31, 2006           15.13      0.15*           2.94           3.09         (0.23)        (1.29)       (1.52)
Six months ended April 30, 2007
   (Unaudited)                        16.70      0.09            1.32           1.41         (0.08)        (1.57)       (1.65)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                    RATIOS/SUPPLEMENTARY DATA
                                                            -----------------------------------------------------------------------
                                                                                         RATIO OF NET
                                                            NET ASSETS     RATIO OF       INVESTMENT       RATIO OF
                                   NET ASSET                AT END OF     EXPENSES TO    INCOME (LOSS)   EXPENSES TO
                                   VALUE, END     TOTAL       PERIOD        AVERAGE       TO AVERAGE     AVERAGE NET    PORTFOLIO
                                   OF PERIOD    RETURN(b)    (000'S)     NET ASSETS(c)   NET ASSETS(c)   ASSETS(c)(d)   TURNOVER(e)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2004(f)     $13.38      7.79%        $20,933       1.20%           0.81%          1.25%          10.33%
Year ended October 31, 2005           15.13     14.69%(g)      23,315       1.15%(g)        0.64%(g)       1.30%(g)       16.45%
Year ended October 31, 2006           16.72     21.70%         24,688       1.20%           0.74%          1.43%          20.63%
Six months ended April 30, 2007
   (Unaudited)                        16.48      8.93%(h)      29,990       1.02%(h)        0.98%(h)       1.30%           9.79%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004(f)     $12.95      9.06%        $ 1,938       1.95%           0.05%          2.00%          10.33%
Year ended October 31, 2005           14.60     13.78%(g)       1,767       1.90%(g)       (0.10)%(g)      2.04%(g)       16.45%
Year ended October 31, 2006           16.08     20.78%          1,939       1.95%          (0.01)%         2.18%          20.63%
Six months ended April 30, 2007
   (Unaudited)                        15.78      8.52%(h)       1,970       1.78%(h)        0.23%(h)       2.06%           9.79%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2004(f)     $13.01      8.47%        $   399       1.95%           0.04%          2.00%          10.33%
Year ended October 31, 2005           14.67     13.86%(g)         388       1.90%(g)       (0.12)%(g)      2.05%(g)       16.45%
Year ended October 31, 2006           16.18     20.72%            157       1.95%           0.01%          2.17%          20.63%
Six months ended April 30, 2007
   (Unaudited)                        15.90      8.54%(h)         163       1.78%(h)        0.23%(h)       2.06%           9.79%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004(f)     $13.38      6.05%        $25,600       0.95%           1.05%          1.00%          10.33%
Year ended October 31, 2005           15.13     14.96%(g)      15,044       0.90%(g)        0.91%(g)       1.02%(g)       16.45%
Year ended October 31, 2006           16.70     21.90%         18,036       0.95%           0.99%          1.18%          20.63%
Six months ended April 30, 2007
   (Unaudited)                        16.46      9.07%(h)      25,325       0.77%(h)        1.23%(h)       1.05%           9.79%
-----------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

>     Less than $0.005 per share.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Value Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.

(f) Class A Shares, Class B Shares, Class C Shares and Class I Shares commenced operations on May 7, 2004.

(g) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h) During the period ended April 30, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.18%, 0.17%, 0.17%, and 0.18% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.          HSBC INVESTOR FAMILY OF FUNDS     62

--------------------------------------------------------------------------------
HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2007 (UNAUDITED)

1.    ORGANIZATION:

            The HSBC Investor Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the "Advisor Trust"), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the "Act"), as open-end management investment companies. As of April 30, 2007, the Trust is comprised of 24 separate funds and the Advisor Trust is comprised of 3 separate funds, each a diversified series of the HSBC Investor Family of Funds. The accompanying financial statements are presented for the following 13 funds (individually a "Fund", collectively the "Funds") of the Trust and Advisor Trust (collectively the "Trusts"):

FUND                                         SHORT NAME                     TRUST
-----                                        -----------                    -------
HSBC Investor Core Plus Fixed Income Fund    Core Plus Fixed Income         Advisor Trust
   (Advisor)                                 Fund (Advisor)
HSBC Investor Core Plus Fixed Income Fund    Core Plus Fixed Income Fund    Trust
HSBC Investor High Yield Fixed Income Fund   High Yield Fixed Income Fund   Trust
HSBC Investor Intermediate Duration Fixed    Intermediate Duration
   Income Fund                               Fixed Income Fund              Trust
HSBC Investor New York Tax-Free Bond Fund    New York Tax-Free Bond Fund    Trust
HSBC Investor Growth Fund                    Growth Fund                    Trust
HSBC Investor Growth and Income Fund         Growth and Income Fund         Trust
HSBC Investor International Equity Fund      International Equity Fund      Advisor Trust
HSBC Investor Mid-Cap Fund                   Mid-Cap Fund                   Trust
HSBC Investor Opportunity Fund               Opportunity Fund               Trust
HSBC Investor Opportunity Fund (Advisor)     Opportunity Fund (Advisor)     Advisor Trust
   (formerly the HSBC Investor Small Cap
   Equity Fund)
HSBC Investor Overseas Fund                  Overseas Fund                  Trust
HSBC Investor Value Fund                     Value Fund                     Trust

            Financial statements for all other funds of the HSBC Investor Family of Funds are published separately. The Core Plus Fixed Income Fund (Advisor), Core Plus Fixed Income Fund, High Yield Fixed Income Fund, Intermediate Duration Fixed Income Fund, Growth Fund, International Equity Fund, Opportunity Fund, Opportunity Fund (Advisor), Overseas Equity Fund, and the Value Fund (individually a "Feeder Fund", collectively the "Feeder Funds") utilize the master-feeder fund structure and seek to achieve their investment objectives by investing all of their investable assets in their respective Portfolios (as defined below).

                                                                                  PROPORTIONATE
                                                                                   INTEREST ON
FUND                           RESPECTIVE PORTFOLIO                              APRIL 30, 2007
-----                          ---------------------                             ---------------
Core Plus Fixed Income Fund    HSBC Investor Core Plus Fixed Income Portfolio         70.1%
   Fund (Advisor)
Core Plus Fixed Income Fund    HSBC Investor Core Plus Fixed Income Portfolio         15.7%
High Yield Fixed Income Fund   HSBC Investor High Yield Fixed Income Portfolio        68.1%
Intermediate Duration          HSBC Investor Intermediate Duration                    92.4%
   Fixed Income Fund           Fixed Income Portfolio
Growth Fund                    HSBC Investor Growth Portfolio                         71.2%
International Equity Fund      HSBC Investor International Equity Portfolio           86.4%
Opportunity Fund               HSBC Investor Opportunity Portfolio                    10.1%
Opportunity Fund (Advisor)     HSBC Investor Opportunity Portfolio                    80.0%
Overseas Equity Fund           HSBC Investor International Equity Portfolio            4.9%
Value Fund                     HSBC Investor Value Portfolio                          73.7%

63    HSBC INVESTOR FAMILY OF FUNDS

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                                                   HSBC INVESTOR FAMILY OF FUNDS
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           NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

            Financial statements for all other funds of the HSBC Investor Family of Funds are published separately. The HSBC Investor Core Plus Fixed Income Portfolio, HSBC Investor High Yield Fixed Income Portfolio, HSBC Investor Intermediate Duration Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio (formerly the HSBC Investor Small Cap Equity Portfolio) and the HSBC Investor Value Portfolio (individually a "Portfolio", collectively the "Portfolios") are diversified series of the HSBC Investor Portfolios (the "Portfolio Trust"). The Portfolios operate as master funds in master-feeder arrangements.

            The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

            The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The High Yield Fixed Income Fund, Intermediate Duration Fixed Income Fund, New York Tax-Free Bond Fund, Growth Fund, Growth and Income Fund, and the Value Fund each offer four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The Mid-Cap Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Trust Shares. The Core Plus Fixed Income Fund (Advisor), International Equity Fund, and the Opportunity Fund (Advisor) each offer one class of shares:
      Advisor Shares. The Core Plus Fixed Income Fund, Opportunity Fund, and the Overseas Equity Fund each offer three classes of shares: Class A Shares, Class B Shares, and Class C Shares. Class A Shares of the Growth Fund, Growth and Income Fund, Mid-Cap Fund, Opportunity Fund, Overseas Fund, and Value Fund have a maximum sales charge of 5.00% as a percentage of the original purchase price while Class A Shares of the Core Plus Fixed Income Fund, High Yield Fixed Income Fund, Intermediate Duration Fixed Income Fund, and New York Tax-Free Bond Fund have a maximum sales charge of 4.75% as a percentage of the original purchase price. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge ("CDSC") ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Advisor, Trust, Class I, or Class Y Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

            Under the Trusts' organizational documents, the Funds' officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds' maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.    SIGNIFICANT ACCOUNTING POLICIES:

            The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

      SECURITIES VALUATION:

      A. NEW YORK TAX-FREE BOND FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

            Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as the institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

                                             HSBC INVESTOR FAMILY OF FUNDS    64

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NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

            The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued by or at the direction of the Funds' Board of Trustees. In addition, specific securities may need to be valued by or at the direction of the Funds' Board of Trustees due to potentially significant events. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters and armed conflicts.

      B. FEEDER FUNDS

            The Feeder Funds record their investments in their respective Portfolios at fair value. Securities of the Portfolios are recorded at fair value as more fully discussed in the notes to those financial statements.

      SECURITIES TRANSACTIONS AND RELATED INCOME:

      A. NEW YORK TAX-FREE BOND FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

            Security transactions are accounted for no later than one business day following trade date. For financial reporting purposes, however, changes in holdings are accounted for on trade date on the last business day of the reporting period. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

      B. FEEDER FUNDS

            The Feeder Funds record daily their pro-rata share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective portfolios. In addition, the Feeder Funds accrue their own expenses daily as incurred.

      FUTURES CONTRACTS:

            The New York Tax-Free Bond Fund, Growth and Income Fund, and Mid-Cap Fund may invest in futures contracts for the purpose of hedging existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

            Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      OPTIONS:

            The Growth and Income Fund and the Mid-Cap Fund may write covered call options against some of the securities in their portfolios provided the securities are listed on a national securities exchange. A call option is "covered" if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss. For the period ended April 30, 2007, the funds did not write any covered call options.

      LINE OF CREDIT:

            Prior to February 1, 2007, the Growth and Income Fund, and Mid-Cap Fund, and prior to March 9, 2007, the New York Tax-Free Bond Fund participated in a short-term, demand note agreement with HSBC Bank USA, an affiliate of the Investment Adviser (defined below). Under the agreement, these Funds were able to borrow up to $50 million. The purpose of the agreement was to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

65    HSBC INVESTOR FAMILY OF FUNDS

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           NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

            During the period ended April 30, 2007, the details of the borrowing were as follows (based on the actual number of days in which the respective Fund borrowed monies):

                                                           AVERAGE      AVERAGE
                                                            AMOUNT     INTEREST
FUND                                                     OUTSTANDING     RATE
-----                                                    -----------   --------
Growth and Income Fund ...............................    $ 184,343      5.82%

      ALLOCATIONS:

            Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

      DIVIDENDS TO SHAREHOLDERS:

            The Core Plus Fixed Income Fund (Advisor), Core Plus Fixed Income Fund, High Yield Fixed Income, Intermediate Duration Fixed Income Fund, and the New York Tax-Free Bond Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed semi-annually in the case of the Growth Fund, Growth and Income Fund, Opportunity Fund, Opportunity Fund (Advisor) and the Value Fund, and annually in the case of the International Equity Fund, Mid-Cap Fund, and Overseas Fund.

            The Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

            The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the components of net assets; temporary differences (e.g., wash losses and post-october loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

      REDEMPTION FEE:

            A redemption fee of 2.00% is charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For the period ended April 30, 2007, the following Funds collected redemption fees as follows:

           FUND                                                  FEES COLLECTED
           -----                                                 --------------
Intermediate Duration Fixed Income Fund .....................        $    44
New York Tax-Free Bond Fund .................................        $   251
Growth Fund .................................................        $   456
International Equity Fund ...................................        $ 5,332
Mid-Cap Fund ................................................        $    14
Opportunity Fund ............................................        $    90
Overseas Equity Fund ........................................        $    99
Value Fund ..................................................        $   130

      FEDERAL INCOME TAXES:

            Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

                                             HSBC INVESTOR FAMILY OF FUNDS    66

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NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

      NEW ACCOUNTING PRONOUNCEMENTS:

            In September 2006 the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

            On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management is in the process of completing their analysis on whether the adoption of FIN 48 will have an impact to the financial statements upon adoption.

3.    RELATED PARTY TRANSACTIONS

      INVESTMENT MANAGEMENT:

            HSBC Investments (USA) Inc. ("HSBC" or the "Investment Adviser"), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the New York Tax-Free Bond Fund, Growth and Income Fund, and the Mid-Cap Fund. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises, and administers the Funds' investments. Sub-Investment adviser services are provided by Transamerica Investment Management, LLC ("Transamerica") and Munder Capital Management ("Munder") for the Growth and Income Fund and Mid-Cap Fund, respectively.

            For its services as Investment Adviser, HSBC is entitled to receive a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the New York Tax-Free Bond Fund.

            For its services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Transamerica receive, in the aggregate, a fee, accrued daily and paid monthly at an annual rate of 0.60% of the Growth and Income Fund's average daily net assets.

            For its services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Munder receive, in the aggregate, a fee, accrued daily and paid monthly at an annual rate of 0.75% of the Mid-Cap Fund's average daily net assets.

            Feeder Funds are not directly charged any investment management fees.

      ADMINISTRATION:

            HSBC serves the Funds as Administrator. Under the terms of the administration agreement effective April 1, 2007, HSBC receives from the Funds a fee, accrued daily and paid monthly, at an annual rate of:

          BASED ON AVERAGE DAILY NET ASSETS                            FEE RATE
          ---------------------------------                            --------
Up to $12 billion ..................................................    0.0525%
In excess of $12 billion ...........................................    0.0350%

            Prior to April 1, 2007, under the terms of the administration agreement, the Funds paid fees under the following schedule:

          BASED ON AVERAGE DAILY NET ASSETS                            FEE RATE
          ---------------------------------                            --------
Up to $8 billion ...................................................     0.075%
In excess of $8 billion but not exceeding $9.25 billion ............     0.070%
In excess of $9.25 billion but not exceeding $12 billion ...........     0.050%
In excess of $12 billion ...........................................     0.030%

67    HSBC INVESTOR FAMILY OF FUNDS

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                                                   HSBC INVESTOR FAMILY OF FUNDS
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           NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

            The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each series of the HSBC Investor Family of Funds based upon its pro-rata share of net assets for each class. For assets invested in the underlying Portfolios by the Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half, for a combination of the total fee rate above.

            The administration fees accrued for each class by fund, of which 50% of such fees are deemed to be class specific, are as follows:

                      CORE PLUS                            INTERMEDIATE
                        FIXED     CORE PLUS   HIGH YIELD     DURATION                            GROWTH
                        INCOME      FIXED        FIXED         FIXED       NEW YORK                AND
                         FUND       INCOME      INCOME        INCOME       TAX-FREE    GROWTH    INCOME
                      (ADVISOR)      FUND        FUND          FUND       BOND FUND     FUND      FUND
                      ---------   ---------   ----------   ------------   ---------   -------   --------
Class A ...........   $      --   $   2,473   $      748   $        157   $  12,142   $ 4,629   $    507
Class B ...........          --         755          396            640       4,609       263      1,657
Class C ...........          --          29           45             90         391        20         13
Advisor ...........      14,662          --           --             --          --        --         --
Class I ...........          --          --          397          2,356       5,133     3,350     14,903
                      ---------   ---------   ----------   ------------   ---------   -------   --------
   Total ..........   $  14,662   $   3,257   $    1,586   $      3,243   $  22,275   $ 8,262   $ 17,080
                      =========   =========   ==========   ============   =========   =======   ========

                                                                          OPPORTUNITY
                                 INTERNATIONAL   MID-CAP    OPPORTUNITY       FUND      OVERSEAS    VALUE
                                  EQUITY FUND      FUND         FUND       (ADVISOR)      FUND       FUND
                                 -------------   --------   -----------   ---------     --------   -------
Class A ......................   $          --   $  1,535   $     3,666   $        --   $  3,302   $ 4,940
Class B ......................              --      2,535           868            --        605       348
Class C ......................              --         32            54            --         32        28
Advisor ......................          55,202         --            --        32,718         --        --
Class I ......................              --         --            --            --         --     3,862
Trust ........................              --      6,259            --            --         --        --
                                 -------------   --------   -----------   -----------   --------   -------
   Total .....................   $      55,202   $ 10,361   $     4,588   $    32,718   $  3,939   $ 9,178
                                 =============   ========   ===========   ===========   ========   =======

            Pursuant to a Sub-Administration Agreement with HSBC, BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as sub-administrator to each Fund subject to the general supervision of the Funds' Board of Trustees and HSBC. For these services, BISYS Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above minus 0.02% (2 basis points) which is retained by HSBC.

            Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "CCO Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid BISYS Ohio $125,400 for the period ended April 30, 2007, plus reimbursement of certain expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as "Compliance Service." BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

      DISTRIBUTION PLAN:

            BISYS Fund Services Limited Partnership ("BISYS"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves the Funds as Distributor (the "Distributor"). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Act. The Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. BISYS, as Distributor, also received $628,841, $317,220 and $9,887 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $627,519, $317,220 and $9,517 were reallowed to HSBC affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

                                             HSBC INVESTOR FAMILY OF FUNDS    68

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NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

      SHAREHOLDER SERVICING:

            The Trusts have adopted an Administrative Services Plan which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee up to 0.25%, 0.25%, and 0.25% that is computed daily and paid monthly equal to a percentage of average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Administrative Services Plans currently are not intended to exceed 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

      FUND ACCOUNTING, TRANSFER AGENCY, CUSTODIAN AND TRUSTEE:

            BISYS Ohio provides fund accounting and transfer agency services for each Fund. As transfer agent for the Funds, BISYS receives a fee based on the number of Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the Funds, BISYS receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses.

            Prior to February 1, 2007 for the Growth and Income Fund and Mid-Cap Fund, and prior March 9, 2007 for the New York Tax-Free Bond Fund, HSBC served as custodian for the Funds. As custodian for the Funds, HSBC Bank received a fee based on the average daily net assets, number of transactions, and reimbursements of certain expenses. Compensation paid to HSBC for services to the Funds as custodian is as follows:

                                                                         HSBC
                                                                      CUSTODIAN
           FUND                                                          FEES
         --------                                                     ---------
New York Tax Free Bond Fund .......................................   $   7,699
Mid-Cap Fund ......................................................       8,066
Growth and Income Fund ............................................       5,041
                                                                      ---------
Total .............................................................   $  20,806
                                                                      ---------

            Effective February 1, 2007 for the Growth and Income Fund and Mid-Cap Fund, and March 9, 2007 for the New York Tax-Free Bond Fund, The Northern Trust Company began serving as custodian of the Funds.

            Each of the six non-interested Trustees are compensated with a $35,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

69    HSBC INVESTOR FAMILY OF FUNDS

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           NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

FEE REDUCTIONS:

            The Investment Adviser has agreed to contractually waive 0.05% of its management fee, computed daily and paid monthly, and based on the average daily net assets of the Growth and Income Fund and the Mid-Cap Fund.

            The Investment Adviser has also agreed to contractually limit, through March 1, 2008, the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of certain Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

                                                             CURRENT CONTRACTUAL
                                                                   EXPENSE
                       FUND                         CLASS         LIMITATION
                     --------                      -------   -------------------
Core Plus Fixed Income Fund .....................     A               0.70%
Core Plus Fixed Income Fund .....................     B               1.45%
Core Plus Fixed Income Fund .....................     C               1.45%
Core Plus Fixed Income Fund (Advisor) ...........  Advisor            0.45%
High Yield Fixed Income Fund ....................     A               0.80%
High Yield Fixed Income Fund ....................     B               1.55%
High Yield Fixed Income Fund ....................     C               1.55%
High Yield Fixed Income Fund ....................     I               0.55%
Intermediate Duration Fixed Income Fund .........     A               0.65%
Intermediate Duration Fixed Income Fund .........     B               1.40%
Intermediate Duration Fixed Income Fund .........     C               1.40%
Intermediate Duration Fixed Income Fund .........     I               0.40%
Growth Fund .....................................     A               1.20%
Growth Fund .....................................     B               1.95%
Growth Fund .....................................     C               1.95%
Growth Fund .....................................     I               0.95%
Growth and Income Fund ..........................     A               1.20%
Growth and Income Fund ..........................     B               1.95%
Growth and Income Fund ..........................     C               1.95%
Growth and Income Fund ..........................     I               0.95%
Mid-Cap Fund ....................................     A               1.35%
Mid-Cap Fund ....................................     B               2.10%
Mid-Cap Fund ....................................     C               2.10%
Mid-Cap Fund ....................................   Trust             1.10%
Opportunity Fund ................................     A               1.65%
Opportunity Fund ................................     B               2.40%
Opportunity Fund ................................     C               2.40%
Overseas Equity Fund ............................     A               1.85%
Overseas Equity Fund ............................     B               2.60%
Overseas Equity Fund ............................     C               2.60%
Value Fund ......................................     A               1.20%
Value Fund ......................................     B               1.95%
Value Fund ......................................     C               1.95%
Value Fund ......................................     I               0.95%

            The Administrator and BISYS Ohio may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, the Investment Adviser may waive/reimburse additional fees at their discretion. Amounts waived/reimbursed by the Investment Adviser, Administrator and BISYS Ohio are reported separately on the Statements of Operations. All contractual and any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time.

                                             HSBC INVESTOR FAMILY OF FUNDS    70

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NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

4.    INVESTMENT TRANSACTIONS:

            Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the period ended April 30, 2007 totaled:

                      FUND                           PURCHASES         SALES
                    --------                       -------------   ------------
New York Tax-Free Bond Fund ....................   $   7,360,323   $  4,089,759
Growth and Income Fund .........................       6,439,583      9,065,631
Mid-Cap Fund ...................................       9,362,128      9,334,841

      There were no long-term U.S. Government securities held during the period ended April 30, 2007.

      Contributions and withdrawals of the respective Portfolios for the period ended April 30, 2007 totaled:

                      FUND                         CONTRIBUTIONS   WITHDRAWALS
                    --------                       -------------   ------------
Core Plus Fixed Income Fund (Advisor) ..........   $   6,770,936   $  6,156,149
Core Plus Fixed Income Fund ....................       3,261,454      1,675,396
High Yield Fixed Income Fund ...................       1,471,098      2,887,976
Intermediate Duration Fixed Income Fund ........       1,360,468      2,686,336
Growth Fund ....................................      12,739,170      2,672,447
International Equity Fund ......................      45,933,711     22,773,943
Opportunity Fund ...............................         648,546      9,587,235
Opportunity Fund (Advisor) .....................       4,625,298     30,781,281
Overseas Equity Fund ...........................         612,631     10,117,287
Value Fund .....................................      11,113,670      3,133,590

5.    CONCENTRATION OF CREDIT RISK

            The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies, and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

6.    LEGAL AND REGULATORY MATTERS AND PAYMENTS FROM AFFILIATE:

            On September 26, 2006 BISYS Fund Services, Inc. ("BISYS"), an affiliate of BISYS Fund Services Ohio, Inc. which provides various services to the Funds as described in footnote 3, reached a settlement with the Securities and Exchange Commission ("SEC") regarding the SEC's investigation related to BISYS' past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Funds' management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. The SEC's examination of BISYS' mutual fund clients and their advisers, including HSBC, has not been completed. While the Funds' management is currently unable to determine the impact, if any, of such matters on the Funds or the Funds' financial statements, management does not anticipate a material, adverse impact to the Funds or the Funds' financial statements.

            During the period ended April 30, 2007, HSBC voluntarily reimbursed amounts to certain Funds related to past marketing arrangements that involved BISYS. The amounts reimbursed for the period ended April 30, 2007 are disclosed in the Statements of Operations as "Expenses reimbursed by Investment Adviser". The corresponding impact to the net expense ratio, net income ratio and total return for the period ended April 30, 2007 are disclosed in the Funds' Financial Highlights.

7.    FEDERAL INCOME TAX INFORMATION:

            At April 30, 2007, the cost, unrealized appreciation and unrealized depreciation of securities, for federal income tax purposes, were as follows:

                                                                                            NET
                                                                           TAX          UNREALIZED
                                                      TAX UNREALIZED    UNREALIZED     APPRECIATION
           PORTFOLIO NAME                TAX COST      APPRECIATION    DEPRECIATION   (DEPRECIATION)
        --------------------           ------------   --------------   ------------   --------------
New York Tax-Free Bond Fund ........   $ 59,945,067   $    2,092,987   $   (40,657)   $    2,052,330
Growth and Income Fund .............     37,137,170       11,960,905      (804,224)       11,156,681
Mid-Cap Fund .......................     22,642,420        8,667,286      (296,076)        8,371,210

71    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

                INVESTMENT ADVISER CONTRACT APPROVAL (UNAUDITED)--APRIL 30, 2007

            The Board of Trustees (the "Board of Trustees") of the HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (collectively, the "Trusts"), and the non-interested Trustees, voting separately, approved the renewal of the Investment Advisory Contracts and, where applicable, Sub-Advisory Contracts with respect to the respective series of the Trusts then existing (collectively, the "Existing Funds") at an in-person meeting held on December 4, 2006. Also, at their in-person meeting held on December 4, 2006, the Board of Trustees reviewed and approved the Investment Advisory Contracts and Sub-Advisory Contracts with respect to the Core Plus Fixed Income Portfolio, the Intermediate Duration Fixed Income Portfolio and the High Yield Fixed Income Portfolio (the "Fixed Income Funds")(the Existing Funds and Fixed Income Funds are collectively referred to as the "Funds" and the Investment Advisory Contracts and Sub-Advisory Contracts are collectively referred to as the "Agreements").

            In determining whether it was appropriate to approve the Agreements for the Funds, the Board of Trustees requested information from the Adviser and the various Sub-Advisers that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by independent legal counsel with respect to its deliberations. Based on its review of the information requested and provided for each Fund, the Board of Trustees determined that the relevant Agreement is consistent with the best interests of the Funds and their shareholders, and enables the Funds to receive high quality services at a cost that is appropriate and reasonable. The Board of Trustees made these determinations on the basis of the following considerations, among others:

      - NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY ADVISER AND SUB-ADVISERS. The Board of Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser (and, as applicable, the Sub-Advisers), in light of the high quality services provided to the Funds, and each Fund's historic performance. The Board considered the historical performance and the commitment of the Adviser to the successful operations of the Funds including the level of expenses of the Funds. With respect to the Equity Funds, the Board considered the capabilities and performance of the Adviser's Multimanager unit. The Board also considered the use of expense limitation agreements in order to reduce the overall operating expenses of certain funds. The Board of Trustees also took note of the long term relationship between the Adviser and the Funds and the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. For the Fixed Income Funds, the Board also considered the historical performance and experience of the management team in managing other accounts, and the reasonable expectation of achieving competitive performance for these Funds. The Board also considered the extent to which the investment advisers had achieved economies of scale and the extent to which shareholders participated in those economies of scale.

      - INVESTMENT PERFORMANCE OF THE FUNDS, ADVISER AND SUB-ADVISERS. The Board of Trustees considered short-term and long-term investment performance of each Fund over various periods of time as compared to a peer group of comparable funds. The Board members took note of performance information for the one, three and five year periods and since inception as relevant. In addition the Board compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size.

      - COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER. The Board of Trustees considered the Adviser's overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Funds. The Board of Trustees considered that the advisory fees under the Agreements were within the range of those of similar funds, noting the high level of resources, expertise and experience that was provided to the Funds by the Adviser and Sub-Advisers. The Board of Trustees concluded that the combined advisory fees payable to the Adviser and each of the Fund's Sub-Advisers are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Funds, and the comparability of the advisory fee to similar fees paid by comparable mutual funds.

      - OTHER RELEVANT CONSIDERATIONS. The Board of Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and Sub-Advisers. The Board also noted the range of investment advisory and administrative services provided by the Adviser to the Funds. In addition, the Board considered the overall favorable investment performance of the Funds.

            Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meetings (including a separate vote of the Independent Trustees present in person at the meeting) approved the Agreements.

                                            HSBC INVESTOR FAMILY OF FUNDS     72

--------------------------------------------------------------------------------
HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

TABLE OF SHAREHOLDER EXPENSES (UNAUDITED)--APRIL 30, 2007

            As a shareholder of the HSBC Investor Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and shareholder servicing fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

            These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2006 through April 30, 2007.

      ACTUAL EXPENSES

            The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                 BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                                                               ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*      DURING PERIOD
                                                                  11/1/06         4/30/07      11/1/06 - 4/30/07   11/1/06 - 4/30/07
                                                               -------------   -------------   -----------------   -----------------
Core Plus Fixed Income Fund (Advisor) .....   Advisor Shares     $1,000.00       $1,049.90          $1.27                0.25%
Core Plus Fixed Income Fund ...............          Class A      1,000.00        1,048.30           3.20                0.63%
                                                     Class B      1,000.00        1,044.30           7.05                1.39%
                                                     Class C      1,000.00        1,043.50           7.14                1.41%
High Yield Fixed Income Fund ..............          Class A      1,000.00        1,074.70           4.12                0.80%
                                                     Class B      1,000.00        1,070.70           7.96                1.55%
                                                     Class C      1,000.00        1,070.50           7.96                1.55%
                                                     Class I      1,000.00        1,076.00           2.83                0.55%
Intermediate Duration Fixed Income Fund ...          Class A      1,000.00        1,067.80           2.15                0.42%
                                                     Class B      1,000.00        1,064.80           5.94                1.16%
                                                     Class C      1,000.00        1,064.80           5.94                1.16%
                                                     Class I      1,000.00        1,070.10           0.82                0.16%
New York Tax-Free Bond Fund ...............          Class A      1,000.00        1,011.80           4.24                0.85%
                                                     Class B      1,000.00        1,008.10           8.02                1.61%
                                                     Class C      1,000.00        1,008.00           8.07                1.62%
                                                     Class I      1,000.00        1,013.00           3.04                0.61%
Growth Fund ...............................          Class A      1,000.00        1,080.30           5.16                1.00%
                                                     Class B      1,000.00        1,076.30           9.11                1.77%
                                                     Class C      1,000.00        1,076.60           9.11                1.77%
                                                     Class I      1,000.00        1,081.50           3.87                0.75%
Growth and Income Fund ....................          Class A      1,000.00        1,082.00           4.85                0.94%
                                                     Class B      1,000.00        1,078.20           8.71                1.69%
                                                     Class C      1,000.00        1,078.50           8.71                1.69%
                                                     Class I      1,000.00        1,083.60           3.62                0.70%

73     HSBC INVESTOR FAMILY OF FUNDS

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                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

           TABLE OF SHAREHOLDER EXPENSES (UNAUDITED)--APRIL 30, 2007 (CONTINUED)

                                                                 BEGINNING        ENDING          EXPENSE PAID       EXPENSE RATIO
                                                               ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*      DURING PERIOD
                                                                  11/1/06         4/30/07      11/1/06 - 4/30/07   11/1/06 - 4/30/07
                                                               -------------   -------------   -----------------   -----------------
International Equity Fund .................   Advisor Shares     $1,000.00       $1,145.80          $ 4.68                0.88%

Mid-Cap Fund ..............................          Class A      1,000.00        1,124.00            5.00                0.95%
                                                     Class B      1,000.00        1,119.30            9.25                1.76%
                                                     Class C      1,000.00        1,118.30            9.30                1.77%
                                                Trust Shares      1,000.00        1,124.20            3.90                0.74%
Overseas Fund .............................          Class A      1,000.00        1,139.40            8.81                1.66%
                                                     Class B      1,000.00        1,135.50           12.71                2.40%
                                                     Class C      1,000.00        1,134.90           12.70                2.40%
Opportunity Fund ..........................          Class A      1,000.00        1,118.60            7.83                1.49%
                                                     Class B      1,000.00        1,114.70           11.69                2.23%
                                                     Class C      1,000.00        1,114.30           11.69                2.23%
Opportunity Fund (Advisor) ................   Advisor Shares      1,000.00        1,121.30            4.73                0.90%
Value Fund ................................          Class A      1,000.00        1,089.30            5.28                1.02%
                                                     Class B      1,000.00        1,085.20            9.20                1.78%
                                                     Class C      1,000.00        1,085.40            9.20                1.78%
                                                     Class I      1,000.00        1,090.70            3.99                0.77%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                            HSBC INVESTOR FAMILY OF FUNDS     74

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HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

TABLE OF SHAREHOLDER EXPENSES (UNAUDITED)--APRIL 30, 2007 (CONTINUED)

      HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

            The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

            Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*      DURING PERIOD
                                                                  11/1/06          4/30/07     11/1/06 - 4/30/07   11/1/06 - 4/30/07
                                                               -------------   -------------   -----------------   -----------------
Core Plus Fixed Income Fund (Advisor) .....   Advisor Shares     $1,000.00       $1,023.55           $1.25               0.25%
Core Plus Fixed Income Fund ...............          Class A      1,000.00        1,021.67            3.16               0.63%
                                                     Class B      1,000.00        1,017.90            6.95               1.39%
                                                     Class C      1,000.00        1,017.80            7.05               1.41%
High Yield Fixed Income Fund ..............          Class A      1,000.00        1,020.83            4.01               0.80%
                                                     Class B      1,000.00        1,017.11            7.75               1.55%
                                                     Class C      1,000.00        1,017.11            7.75               1.55%
                                                     Class I      1,000.00        1,022.07            2.76               0.55%
Intermediate Duration Fixed Income Fund ...          Class A      1,000.00        1,022.71            2.11               0.42%
                                                     Class B      1,000.00        1,019.04            5.81               1.16%
                                                     Class C      1,000.00        1,019.04            5.81               1.16%
                                                     Class I      1,000.00        1,024.00            0.80               0.16%
New York Tax-Free Bond Fund ...............          Class A      1,000.00        1,020.58            4.26               0.85%
                                                     Class B      1,000.00        1,016.81            8.05               1.61%
                                                     Class C      1,000.00        1,016.76            8.10               1.62%
                                                     Class I      1,000.00        1,021.77            3.06               0.61%
Growth Fund ...............................          Class A      1,000.00        1,019.84            5.01               1.00%
                                                     Class B      1,000.00        1,016.02            8.85               1.77%
                                                     Class C      1,000.00        1,016.02            8.85               1.77%
                                                     Class I      1,000.00        1,021.08            3.76               0.75%
Growth and Income Fund ....................          Class A      1,000.00        1,020.13            4.71               0.94%
                                                     Class B      1,000.00        1,016.41            8.45               1.69%
                                                     Class C      1,000.00        1,016.41            8.45               1.69%
                                                     Class I      1,000.00        1,021.32            3.51               0.70%
International Equity Fund .................   Advisor Shares      1,000.00        1,020.43            4.41               0.88%

75     HSBC INVESTOR FAMILY OF FUNDS

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                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------

           TABLE OF SHAREHOLDER EXPENSES (UNAUDITED)--APRIL 30, 2007 (CONTINUED)

                                                                 BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                                                               ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*      DURING PERIOD
                                                                  11/1/06         4/30/07      11/1/06 - 4/30/07   11/1/06 - 4/30/07
                                                               -------------   -------------   -----------------   -----------------
Mid-Cap Fund ..............................          Class A     $1,000.00       $1,020.08           $ 4.76              0.95%
                                                     Class B      1,000.00        1,016.07             8.80              1.76%
                                                     Class C      1,000.00        1,016.02             8.85              1.77%
                                                Trust Shares      1,000.00        1,021.12             3.71              0.74%
Overseas Fund .............................          Class A      1,000.00        1,016.56             8.30              1.66%
                                                     Class B      1,000.00        1,012.89            11.98              2.40%
                                                     Class C      1,000.00        1,012.89            11.98              2.40%
Opportunity Fund ..........................          Class A      1,000.00        1,017.41             7.45              1.49%
                                                     Class B      1,000.00        1,013.74            11.13              2.23%
                                                     Class C      1,000.00        1,013.74            11.13              2.23%
Opportunity Fund (Advisor) ................   Advisor Shares      1,000.00        1,020.33             4.51              0.90%
Value Fund ................................          Class A      1,000.00        1,019.74             5.11              1.02%
                                                     Class B      1,000.00        1,015.97             8.90              1.78%
                                                     Class C      1,000.00        1,015.97             8.90              1.78%
                                                     Class I      1,000.00        1,020.98             3.86              0.77%

----------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                            HSBC INVESTOR FAMILY OF FUNDS     76

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HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS--50.5%
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT($)     VALUE($)
                                                      ----------   ------------
FEDERAL HOME LOAN MORTGAGE CORP. - 10.9%
Pool #1B2655 4.14%, 12/1/34 (a) ....................   1,302,806      1,306,984
Pool #1J1313 6.51%, 6/1/36 (a) .....................   1,750,536      1,778,403
Pool #C00368 8.50%, 10/1/24 ........................      29,696         31,903
Pool #C00922 8.00%, 2/1/30 .........................     196,134        206,918
Pool #C54447 7.00%, 7/1/31 .........................      39,106         40,692
Pool #C60712 6.50%, 11/1/31 ........................     620,115        639,577
Pool #C80387 6.50%, 4/1/26 .........................      31,412         32,329
Pool #D62926 6.50%, 8/1/25 .........................      20,074         20,629
Pool #G01317 7.00%, 10/1/31 ........................     154,077        160,325
Pool #G12317 5.50%, 8/1/21 .........................   1,239,599      1,241,320
TBA May
   5.50%, 5/15/37 ..................................   5,950,000      5,883,063
   6.00%, 5/15/37 ..................................   1,900,000      1,915,438
                                                                   ------------
                                                                     13,257,581
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 18.9%
Pool #253438 8.50%, 9/1/30 .........................      47,352         51,033
Pool #329530 7.00%, 12/1/25 ........................      82,375         86,045
Pool #329655 7.00%, 11/1/25 ........................      39,840         41,615
Pool #356905 7.41%, 10/1/36 (a) ....................     200,439        202,909
Pool #398958 6.50%, 10/1/12 ........................      62,067         63,567
Pool #535332 8.50%, 4/1/30 .........................      44,800         48,261
Pool #535440 8.50%, 8/1/30 .........................      50,554         54,485
Pool #548965 8.50%, 7/1/30 .........................      51,214         55,197
Pool #568486 7.00%, 1/1/31 .........................      39,494         41,320
Pool #573752 8.50%, 2/1/31 .........................      42,505         45,810
Pool #575328 6.50%, 4/1/31 .........................      50,045         51,604
Pool #781922 5.00%, 2/1/21 .........................   2,532,059      2,496,248
TBA May
   6.50%, 5/1/35 ...................................   1,910,000      1,949,992
   6.00%, 5/15/36 ..................................   4,200,000      4,231,500
   5.00%, 5/15/37 ..................................   7,370,000      7,118,963
   5.50%, 5/15/37 ..................................   6,610,000      6,535,637
                                                                   ------------
                                                                     23,074,186
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 20.7%
Pool #346406 7.50%, 2/15/23 ........................      50,850         53,237
Pool #412530 7.50%, 12/15/25 .......................      77,611         81,376
Pool #781300 7.00%, 6/15/31 ........................     146,195        153,434
TBA May 6.00%, 5/15/37 .............................   1,080,000      1,094,513
U.S. Treasury Bonds, 4.50%, 2/15/36 ................   4,630,000      4,390,541
U.S. Treasury Notes
   4.75%, 2/28/09 ..................................   3,000,000      3,004,452
   4.75%, 2/15/10 ..................................     870,000        874,826
   4.75%, 1/31/12 ..................................   1,480,000      1,494,396
   4.63%, 2/29/12 ..................................     650,000        652,945
   4.50%, 3/31/12 ..................................   1,520,000      1,518,754
   4.25%, 8/15/14 ..................................   3,800,000      3,722,963
   4.63%, 11/15/16 .................................   6,485,000      6,480,947
   4.63%, 2/15/17 ..................................   1,761,000      1,760,174
                                                                   ------------
                                                                     25,282,558
                                                                   ------------
TOTAL U.S. GOVERNMENT AND
   GOVERNMENT AGENCY
   OBLIGATIONS (COST $61,558,510) .................                  61,614,325
                                                                   ------------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--25.7%
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT($)     VALUE($)
                                                      ----------   ------------
BANKING - 0.3%
J.P. Morgan Chase Bank N.A., 2.53%,
   1/3/12 (b)(c) ...................................     845,000        418,242
                                                                   ------------
                                                                        418,242
                                                                   ------------
BUILDING & CONSTRUCTION PRODUCTS - 0.9%
Martin Marietta Materials, Inc.,
   5.51%, 4/30/10 (a) ..............................     600,000        599,833
Masco Corp., 5.66%, 3/12/10 (a) ....................     550,000        551,075
                                                                   ------------
                                                                      1,150,908
                                                                   ------------
COLLEGES & UNIVERSITIES - 1.8%
Tulane University of Louisiana, 6.16%,
   11/15/12 (a)(d) .................................   2,200,000      2,211,000
                                                                   ------------
                                                                      2,211,000
                                                                   ------------
COSMETICS - 1.0%
Estee Lauder Co., Inc., 5.55%, 5/15/17 .............   1,200,000      1,203,689
                                                                   ------------
                                                                      1,203,689
                                                                   ------------
ELECTRIC - 0.8%
Progress Energy, Inc., 5.76%, 11/14/08,
   Callable 5/14/07 @ 100 (a) ......................   1,000,000      1,000,851
                                                                   ------------
                                                                      1,000,851
                                                                   ------------
FINANCE - 9.2%
Ford Motor Credit Co., LLC
   4.95%, 1/15/08 ..................................   2,000,000      1,977,918
   5.80%, 1/12/09 ..................................   1,250,000      1,229,151
General Motors Acceptance Corp., 4.38%,
   12/10/07 ........................................   2,250,000      2,224,303
International Lease Finance Corp., 5.68%,
   7/11/11 (a) .....................................   1,000,000      1,007,175
J.P. Morgan Chase & Co., 5.45%,
   2/22/12 (a) .....................................   2,000,000      1,997,918
Preferred Term Securities XXII Ltd., 5.69%,
   9/22/36, Callable 6/22/11 @ 100 (a)(d) ..........   1,100,000      1,099,450
Preferred Term Securities Ltd., 8.79%, 9/15/30,
   Callable 9/15/10 @ 104.395 (d) ..................     895,548      1,010,850
Xtra Finance Corp., 5.15%, 4/1/17 (d) ..............     750,000        736,951
                                                                   ------------
                                                                     11,283,716
                                                                   ------------
MEDIA - 0.5%
News America Holdings, 7.90%, 12/1/95. .............     500,000        575,565
                                                                   ------------
                                                                        575,565
                                                                   ------------
OFFICE EQUIPMENT & SERVICES - 0.5%
Xerox Corp., 6.10%, 12/18/09 (a) ...................     550,000        553,441
                                                                   ------------
                                                                        553,441
                                                                   ------------
RESTAURANTS - 1.0%
Dominos Pizza Master Issuer LLC, 5.26%,
   4/25/37 (d) .....................................   1,200,000      1,199,813
                                                                   ------------
                                                                      1,199,813
                                                                   ------------
RETAIL - 2.8%
Federated Retail Holdings, 6.38%, 3/15/37 ..........   1,250,000      1,234,247
Home Depot, Inc., 5.48%, 12/16/09,
   Callable 6/16/08 @ 100 (a) ......................   1,250,000      1,251,504
Wal-Mart Stores Inc., 5.88%, 4/5/27 ................     900,000        906,802
                                                                   ------------
                                                                      3,392,553
                                                                   ------------

77    HSBC INVESTOR PORTFOLIOS                SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT($)     VALUE($)
                                                      ----------   ------------
TELECOMMUNICATIONS - 3.8%
AOL Time Warner, Inc., 7.70%, 5/1/32 ...............     500,000        571,334
AT&T, Inc.
   5.10%, 9/15/14 ..................................   1,150,000      1,129,183
   5.46%, 2/5/10 (a) ...............................   1,250,000      1,251,045
Bellsouth Telecommunications, 7.00%,
   12/1/95 .........................................     700,000        727,519
Time Warner Entertainment Co., 8.38%,
   3/15/23 .........................................     800,000        952,878
                                                                   ------------
                                                                      4,631,959
                                                                   ------------

TRANSPORTATION - 3.1%
Burlington North Santa Fe
   5.65%, 5/1/17 ...................................     600,000        602,680
   7.57%, 1/2/21 ...................................     298,615        332,072
Continental Airlines, Inc., 5.98%, 4/19/22..........   1,000,000        995,000
Union Pacific Corp.
   5.65%, 5/1/17 ...................................     600,000        602,661
   6.85%, 1/2/19 ...................................   1,161,581      1,248,583
                                                                   ------------
                                                                      3,780,996
                                                                   ------------

TOTAL CORPORATE OBLIGATIONS
   (COST $31,313,691) ..............................                 31,402,733
                                                                   ------------

--------------------------------------------------------------------------------
ASSET BACKED SECURITIES--13.0%
--------------------------------------------------------------------------------

Americredit Auto Receivables Trust,
   Series 2005-CF, Class A3, 4.47%, 5/6/10..........   1,452,139      1,447,406
Asset Backed Funding Certificates,
   Series 2003-AHL1, Class A1, 3.68%,
   3/25/33 .........................................     738,743        726,280
Cairn Mezzanine plc, Series 2007-3A,
   Class B1, 6.26%, 8/13/47 (a) ....................     905,000        887,890
Capital Auto Receivables Asset Trust,
   Series 2006-1, Class A2A, 5.03%, 9/15/08.........     721,296        720,694
Capital One Auto Finance Trust, Series 2006-B,
   Class A2, 5.53%, 5/15/09 ........................     396,012        396,173
Citigroup Mortgage Loan Trust, Inc.,
   Series 2005-WF2, Class AF2, 4.92%,
   8/25/35 .........................................     411,532        408,751
Countrywide Asset-Backed Certificates,
   Series 2006-S4, Class A3, 5.80%, 7/25/34 ........   1,060,000      1,059,566
GE Business Loan Trust, Series 2006-2A,
   Class A, 5.50%, 11/15/34 (a)(d) .................   1,501,782      1,499,564
GE Equipment Small Ticket LLC,
   Series 2005-2A, Class A3, 4.88%,
   10/22/09 (d) ....................................   2,000,000      1,993,511
GMAC Mortgage Corp. Loan Trust,
   Series 2006-HE3, Class A3, 5.81%,
   10/25/36 ........................................     900,000        902,102
MBNA Credit Card Master Note Trust,
   Series 2006-A4, Class A4, 5.31%,
   9/15/11 (a) .....................................   1,000,000        999,806
SLM Student Loan Trust, Series 2005-A,
   Class A1, 5.39%, 6/15/18 (a) ....................   1,657,105      1,656,923
Target Credit Card Master Trust, Series 2002-1,
   Class A, 5.47%, 6/27/11 (a) .....................   3,200,000      3,200,353
                                                                   ------------
TOTAL ASSET BACKED SECURITIES
   (COST $15,894,531) ..............................                 15,899,019
                                                                   ------------

--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--13.6%
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT($)     VALUE($)
                                                      ----------   ------------
Banc of America Mortgage Securities,
   Series 2005-D, Class 2A4, 4.78%,
   5/25/35 (a) .....................................   1,100,000      1,089,139
Countrywide Home Loans, Series 2003-8,
   Class A2, 5.82%, 5/25/18 (a) ....................   1,035,349      1,043,988
Deutsche Mortgage Securities, Inc.,
   Series 2006-WF1, Class 1A1, 5.05%,
   6/26/35 (a)(d) ..................................   1,461,891      1,451,580
Fannie Mae, Series 2007-13, Class FA, 5.57%,
   3/25/37 (a) .....................................   1,969,871      1,974,560
Fannie Mae IO
   Series 270, Class 2, 8.50%, 9/1/23 (e) ..........      50,495         11,927
   Series 296, Class 2, 8.00%, 4/1/24 (e) ..........      60,423         13,579
   Series 2000-16, Class PS, 3.28%,
   10/25/29 (e) ....................................      44,704          1,416
   Series 2000-32, Class SV, 3.28%, 3/18/30 (e) ....      10,140            200
   Series 306, Class IO, 8.00%, 5/1/30 (e) .........      71,720         17,273
   Series 2001-4, Class SA, 2.23%, 2/17/31 (e) .....     241,886         16,766
FHA Weyerhauser, 7.43%, 1/1/24 (f)(g) ..............      33,651         33,651
Freddie Mac
   Series 2988, Class AF, 5.62%, 6/15/35 (a) .......   1,244,590      1,242,941
   Series 3212, Class BK, 5.40%, 9/15/36 ...........     900,000        891,395
Freddie Mac IO
   Series 1534, Class K, 2.03%, 6/15/23 (e) ........     155,152          9,930
   Series 2141, Class SD, 2.83%, 4/15/29 (e) .......     124,243         11,575
   Series 2247, Class SC, 2.18%, 8/15/30 (e) .......      73,620          3,863
Freddie Mac Reference Remic, Series R008,
   Class FK, 5.72%, 7/15/23 (a) ....................   1,573,821      1,583,530
Government National Mortgage Association IO
   Series 1999-32, Class SB, 2.68%,
   7/16/27 (e) .....................................       3,659             12
   Series 1999-30, Class SA, 2.68%, 4/16/29 (e) ....      87,057          5,495
   Series 1999-30, Class S, 3.28%, 8/16/29 (e) .....      67,206          5,342
Morgan Stanley Mortgage Loan Trust, Series
   2006-3AR, Class 2A3, 5.83%, 3/25/36 (a) .........   1,357,145      1,374,661
Residential Accredit Loans, Inc.
   Series 2007-QS1, Class 2A8, 5.62%, 1/25/37 (a) ..   2,216,640      2,213,404
   Series 2007-QS2, Class A4, 6.25%, 1/25/37 .......   1,107,727      1,104,631
Residential Asset Securitization Trust
   Series 2003-A15, Class 1A2, 5.77%,
   2/25/34 (a) .....................................   1,813,645      1,819,151
   Series 2006-A1, Class 1A3, 6.00%, 4/25/36 .......     656,323        662,013
                                                                   ------------

TOTAL COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $16,529,876) ..............................                 16,582,022
                                                                   ------------

--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES--9.2%
--------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities,
   Series 2006-T24, Class A4, 5.43%, 10/12/41 ......   1,100,000      1,113,393
Citigroup Commercial Mortgage Trust,
   Series 2006-C5, Class A2, 5.38%, 10/15/49 .......   1,100,000      1,105,945
Citigroup/Deutsche Bank Commercial Mortgage
   Trust, Series 2007-CD4, Class A2B, 5.21%,
   12/11/49 ........................................   1,300,000      1,300,192
Commercial Mortgage Pass-Through Certificate
   Series 2005-FL11, Class A1, 5.47%,
   11/15/17 (a)(d) .................................     300,187        300,218
Series 2006-FL12, Class A2, 5.42%,
   12/15/20 (a)(d) .................................   2,041,893      2,041,883

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR PORTFOLIOS         78

--------------------------------------------------------------------------------
HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT($)     VALUE($)
                                                      ----------   ------------
CWCapital Cobalt, Series 2006-C1, Class A2,
   5.17%, 8/15/48 ..................................   1,232,000      1,228,614
DLJ Mortgage Acceptance Corp. IO,
   Series 1997-CF1, Class S, 0.90%,
   5/15/30 (e) (g) .................................      91,865          1,127
Greenwich Capital Commercial Funding Corp.,
   Series 2007-GG9, Class AM, 5.48%,
   3/10/39 .........................................     970,000        971,925
GS Mortgage Securities Corp. IO,
   Series 1997-GL, Class X2, 0.78%,
   7/13/30 (e) (g) .................................     136,256            799
LB-UBS Commercial Mortgage Trust,
   Series 2006-C6, Class A4, 5.37%, 9/15/39 ........   1,100,000      1,099,125
Morgan Stanley Capital I, Series 2006-HQ10,
   Class A4, 5.33%, 11/12/41 .......................   1,000,000        995,641
Washington Mutual Commercial Mortgage
   Securities Trust, Series 2006-SL1, Class A,
   5.30%, 11/23/43 (a)(d) ..........................     992,089        993,174
                                                                   ------------
TOTAL COMMERCIAL MORTGAGE
   BACKED SECURITIES
   (COST $11,179,743) ..............................                 11,152,036
                                                                   ------------

--------------------------------------------------------------------------------
FOREIGN BONDS--6.8%
--------------------------------------------------------------------------------
DOMINICAN REPUBLIC - 0.2%
Dominican Republic Treasury Bill, 13.00%,
   10/22/07 (c) ....................................     300,000        295,265
                                                                   ------------
                                                                        295,265
                                                                   ------------
ICELAND - 1.9%
Glitnir Banki HF, 5.83%, 1/18/12 (a)(d) ............   1,000,000      1,005,262
Kaupthing Bank, 6.06%, 1/15/10 (a)(d) ..............   1,250,000      1,260,857
                                                                   ------------
                                                                      2,266,119
                                                                   ------------
NETHERLANDS - 1.1%
Shell International Finance BV, 5.20%, 3/22/17 .....   1,100,000      1,090,721
ING Bank NV, 10.00%, 1/1/14 (b)(d) .................     600,000        296,506
                                                                   ------------
                                                                      1,387,227
                                                                   ------------
SOUTH KOREA - 1.2%
Citibank Korea Inc., 4.68%, 6/18/13, Callable
   6/18/08 @ 100 (a) ...............................   1,400,000      1,406,552
                                                                   ------------
                                                                      1,406,552
                                                                   ------------
UNITED KINGDOM - 2.4%
Barclays Bank plc, 5.93%, 12/31/49 (d) .............   1,500,000      1,515,875
Granite Master Issuer plc, Series 2005-4,
   Class A3, 5.43%, 12/20/54 (a) ...................   1,400,000      1,400,333
                                                                   ------------
                                                                      2,916,208
                                                                   ------------
TOTAL FOREIGN BONDS
   (COST $8,187,801) ...............................                  8,271,371
                                                                   ------------

--------------------------------------------------------------------------------
INVESTMENT COMPANIES--4.6%
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT($)     VALUE($)
                                                      ----------   ------------
Northern Institutional Diversified Asset
   Portfolio, 5.01% (h) ............................   5,624,890      5,624,890
                                                                   ------------
TOTAL INVESTMENT COMPANIES
   (COST $5,624,890) ...............................                  5,624,890
                                                                   ------------
TOTAL INVESTMENTS
   (COST $150,289,042) -- 123.4% ...................                150,546,396
                                                                   ============

----------
      Percentages indicated are based on net assets of $122,045,338.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2007. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) The principal amount of each security is denominated in the local currency of each respective country.

(c) Discount note. Rate presented represents the effective yield at time of purchase.

(d) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(e) Interest-Only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an Interest-Only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate adjusts periodically based on the pay off of the underlying mortgage. The interest rate presented represents the rates in effect on April 30, 2007. The principal amount shown is the notional amount of the underlying mortgages.

(f) Security was fair valued as of April 30, 2007. Represents less than 0.1% of net assets.

(g) Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Adviser, using Board approved procedures, has deemed these securities to be illiquid. Represents less than 0.1% of net assets.

(h) Variable rate security. The rates presented represent the annualized one day yield that was in effect on April 30, 2007.

FHA -- Federal Housing Administration

IO  -- Interest-Only security. Represents 0.1% of net assets.

LLC -- Limited Liability Co.

PLC -- Public Limited Co.

TBA -- Security was traded on a "to be announced" basis. Represents 23.5% of net assets.

79    HSBC INVESTOR PORTFOLIOS                SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                   SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--95.6%
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT($)     VALUE($)
                                                      ----------   ------------
ADVERTISING - 2.2%
Iron Mountain, Inc., 8.63%, 4/1/13,
   Callable 4/01/06 @ 104.31 .......................     100,000        103,000
R.H. Donnelley Corp.
   6.88%, 1/15/13, Callable 1/15/09 @ 103.44 .......     100,000         99,125
   6.88%, 1/15/13, Callable 1/15/09 @ 103.44 .......      90,000         89,212
                                                                   ------------
                                                                        291,337
                                                                   ------------
AEROSPACE & DEFENSE - 1.2%
DRS Technologies, Inc., 7.63%, 2/1/18,
   Callable 2/01/11 @ 103.81 .......................     100,000        104,750
Transdigm, Inc., 7.75%, 7/15/14, Callable
   7/15/09 @ 105.81 (a) ............................      50,000         51,875
                                                                   ------------
                                                                        156,625
                                                                   ------------
APPAREL MANUFACTURERS - 1.5%
Levi Strauss & Co., 8.88%, 4/1/16, Callable
   4/01/11 @ 104.44 ................................      50,000         53,688
Quiksilver, Inc., 6.88%, 4/15/15, Callable
   4/15/10 @ 103.44 ................................     150,000        146,250
                                                                   ------------
                                                                        199,938
                                                                   ------------
AUTO MANUFACTURERS - 1.8%
General Motors Corp., 7.13%, 7/15/13 ...............     175,000        161,656
Goodyear Tire & Rubber Co., 8.63%, 12/1/11,
   Callable 12/01/09 @ 104.31 (a) ..................      25,000         27,000
United Auto Group, Inc., 7.75%, 12/15/16,
   Callable 12/15/11 @ 103.88 (a) ..................      50,000         50,750
                                                                   ------------
                                                                        239,406
                                                                   ------------
BUILDING & CONSTRUCTION PRODUCTS - 2.7%
Ainsworth Lumber Co., Ltd., 7.25%, 10/1/12,
   Callable 10/01/08 @ 103.63 ......................     150,000        110,062
Interline Brands, Inc., 8.13%, 6/15/14,
   Callable 6/15/10 @ 104.06 .......................      50,000         52,000
Ply Gem Industries, Inc., 9.00%, 2/15/12,
   Callable 2/18/08 @ 104.50 .......................     150,000        135,375
U.S. Concrete, Inc., 8.38%, 4/1/14, Callable
   4/01/09 @ 104.19 ................................      50,000         50,938
                                                                   ------------
                                                                        348,375
                                                                   ------------
CABLE TELEVISION - 3.1%
Barrington Broadcasting Co., 10.50%, 8/15/14,
   Callable 8/15/10 @ 105.25 (a) ...................      50,000         53,000
Cablevision Systems Corp., 8.00%, 4/15/12 ..........     100,000        102,500
General Cable Corp., 7.13%, 4/1/17, Callable
   4/01/12 @ 103.56 (a) ............................      50,000         50,750
Mediacom LLC, 7.88%, 2/15/11, Callable
   2/15/06 @ 103.94 ................................     200,000        201,000
                                                                   ------------
                                                                        407,250
                                                                   ------------
CASINOS & GAMBLING - 6.9%
Choctaw Resort Development Entertainment,
   7.25%, 11/15/19, Callable 11/15/11 @
   103.63 (a) ......................................      48,000         48,660
Great Canadian Gaming Co., 7.25%, 2/15/15,
   Callable 2/15/11 @ 103.63 (a) ...................      50,000         50,813

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT($)     VALUE($)
                                                      ----------   ------------
CASINOS & GAMBLING, CONTINUED
Greektown Holdings, Inc., 10.75%,
   12/1/13, Callable 12/01/10 @ 105.38 (a) .........     125,000        134,062
Inn of the Mountain Gods, 12.00%, 11/15/10,
   Callable 11/15/07 @ 106 .........................      50,000         54,437
Isle of Capri Casinos, Inc., 7.00%, 3/1/14,
   Callable 3/01/09 @ 103.50 .......................     150,000        147,750
MGM MIRAGE, Inc., 6.75%, 4/1/13 ....................     100,000         99,125
MTR Gaming Group, Inc., 9.00%, 6/1/12,
   Callable 6/01/09 @ 104.50 .......................     100,000        105,000
Pokagon Gaming Authority, 10.38%, 6/15/14,
   Callable 6/15/10 @ 105.19 (a) ...................      75,000         84,000
San Pasqual Casino, 8.00%, 9/15/13,
   Callable 9/15/09 @ 104 (a) ......................      25,000         25,750
Seminole Hard Rock Entertainment, 7.85%,
   3/15/14, Callable 3/15/09 @ 102 (a)(b) ..........      25,000         25,625
Seneca Gaming Corp., 7.25%, 5/1/12,
   Callable 5/01/08 @ 103.63 .......................      50,000         50,875
Turning Stone Resort Casino, 9.13%, 9/15/14,
   Callable 09/15/10 @ 104.56 (a) ..................      75,000         76,500
                                                                   ------------
                                                                        902,597
                                                                   ------------
CHEMICALS - 4.2%
Georgia Gulf Corp., 9.50%, 10/15/14,
   Callable 10/15/10 @ 104.75 (a) ..................      75,000         75,000
Huntsman International LLC, 7.88%, 11/15/14,
   Callable 11/15/10 @103.94 (a) ...................      35,000         36,575
Innophos, Inc., 8.88%, 8/15/14,
   Callable 8/16/09 @ 104.44 .......................      50,000         52,375
JohnsonDiversey, Inc., 9.63%, 5/15/12,
   Callable 5/15/07 @ 104.81 .......................     100,000        104,750
Lyondell Chemical Co.
   8.00%, 9/15/14, Callable 9/15/10 @ 104 ..........      25,000         26,188
   8.25%, 9/15/16, Callable 9/15/11 @ 104.13 .......      25,000         26,750
Millennium America, Inc., 9.25%, 6/15/08 ...........      25,000         25,875
Mosaic Co., 7.63%, 12/1/16, Callable
   12/01/11 @ 103.81 (a) ...........................      25,000         26,687
PQ Corp., 7.50%, 2/15/13, Callable
   02/15/09 @ 103.75 ...............................     150,000        157,875
Terra Capital, Inc., 7.00%, 2/1/17,
   Callable 2/01/12 @ 103.50 (a) ...................      15,000         14,700
                                                                   ------------
                                                                        546,775
                                                                   ------------
COMPUTER SERVICES - 0.6%
Activant Solutions, Inc., 9.50%, 5/1/16,
   Callable 5/01/11 @ 104.75 .......................      50,000         49,500
Compucom Systems, Inc., 12.00%, 11/1/14,
   Callable 11/01/10 @ 106 (a) .....................      25,000         27,000
                                                                   ------------
                                                                         76,500
                                                                   ------------
CONSUMER PRODUCTS - 0.4%
Yankee Acquistion Corp., 9.75%, 2/15/17,
   Callable 2/15/12 @ 104.88 (a) ...................      50,000         51,500
                                                                   ------------
                                                                         51,500
                                                                   ------------
CONTAINERS - PAPER AND PLASTIC - 2.5%
Owens-Brockway Glass Containers, 6.75%,
   12/1/14, Callable 12/01/09 @ 103.38 .............      50,000         50,312
Solo Cup Co., 8.50%, 2/15/14, Callable
   2/15/09 @ 104.25 ................................     150,000        130,875

SEE NOTES TO FINANCIAL STATEMENTS.          HSBC INVESTOR PORTFOLIOS          80

--------------------------------------------------------------------------------
HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT($)     VALUE($)
                                                      ----------   ------------
CONTAINERS - PAPER AND PLASTIC, CONTINUED
Stone Container Finance Co. of Canada,
   7.38%, 7/15/14, Callable 7/15/09 @
   103.69 ..........................................     150,000        147,375
                                                                   ------------
                                                                        328,562
                                                                   ------------
COSMETICS - 0.4%
Chattem, Inc., 7.00%, 3/1/14, Callable
   3/01/09 @ 103.50 ................................      50,000         50,000
                                                                   ------------
                                                                         50,000
                                                                   ------------
DISTRIBUTION & WHOLESALE - 2.4%
Baker & Taylor, Inc., 11.50%, 7/1/13, Callable
   7/01/10 @ 105.75 (a) ............................     100,000        105,500
Beverages & More, Inc., 9.25%, 3/1/12,
   Callable 9/01/09 @ 104.63 (a) ...................      50,000         50,625
Central Garden & Pet Co., 9.13%, 2/1/13,
   Callable 2/01/08 @ 104.56 .......................      50,000         52,125
Jarden Corp., 7.50%, 5/1/17, Callable 5/1/12 @
   103.75 ..........................................      25,000         25,594
Pegasus Solutions, Inc, 10.50%, 4/15/15,
   Callable 4/15/15 @ 105.25 (a) ...................      50,000         50,000
Pilgrim's Pride Corp., 8.38%, 5/1/17,
   Callable 5/01/12 @ 104.19 .......................      25,000         25,312
                                                                   ------------
                                                                        309,156
                                                                   ------------
DIVERSIFIED OPERATIONS - 1.0%
Bombardier, Inc., 8.00%, 11/15/14, Callable
   11/15/10 @ 104 (a) ..............................      25,000         26,250
Snoqualmie Entertainment Authority, 9.15%,
   2/1/14, Callable 2/01/09 @ 103.00 (a)(b) ........      25,000         25,531
Susser Holdings, 10.63%, 12/15/13, Callable
   12/15/09 @ 105.31 ...............................      72,000         79,020
                                                                   ------------
                                                                        130,801
                                                                   ------------
EDUCATION - 0.4%
Education Management LLC
   8.75%, 6/1/14, Callable 6/01/10 @ 104.38 ........      25,000         26,438
   10.25%, 6/1/16, Callable 6/01/11 @ 105.13 .......      25,000         27,312
                                                                   ------------
                                                                         53,750
                                                                   ------------
ELECTRIC - 1.5%
AES Corp., 7.75%, 3/1/14 ...........................      60,000         63,450
Baldor Electric Co., 8.63%, 2/15/17, Callable
   2/15/12 @ 104.31 ................................      25,000         26,688
CMS Energy Corp., 6.88%, 12/15/15 ..................     100,000        104,000
                                                                   ------------
                                                                        194,138
                                                                   ------------
ENERGY - 4.0%
Aventine Renewable Energy, 10.00%, 4/1/17,
   Callable 4/01/12 @ 105 (a) ......................      50,000         52,000
Copano Energy LLC, 8.13%, 3/1/16,
   Callable 3/01/11 @ 104.06 .......................      80,000         83,400
Massey Energy Co., 6.88%, 12/15/13,
   Callable 12/15/09 @ 103.44 ......................     100,000         96,500
Mirant North America LLC, 7.38%, 12/31/13,
   Callable 12/31/09 @ 103.69 ......................      50,000         52,875
NRG Energy, Inc., 7.38%, 2/1/16, Callable
   2/01/11 @ 103.69 ................................      50,000         51,937
Regency Energy Partners, 8.38%, 12/15/13,
   Callable 12/15/10 @ 104.19 (a) ..................      25,000         25,750

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT($)     VALUE($)
                                                      ----------   ------------
ENERGY, CONTINUED
Verasun Energy Corp., 9.88%, 12/15/12,
   Callable 12/15/09 @ 104.94 ......................      50,000         52,750
Williams Cos., Inc., 6.38%, 10/1/10 (a) ............     100,000        101,875
                                                                   ------------
                                                                        517,087
                                                                   ------------
FINANCE - 7.7%
Basell AF SCA, 8.38%, 8/15/15, Callable
   8/15/10 @ 104.19 (a) ............................     150,000        156,000
CCM Merger, Inc., 8.00%, 8/1/13, Callable
   8/01/09 @ 104 (a) ...............................     150,000        151,875
Ford Motor Credit Co.
   7.38%, 10/28/09 .................................     250,000        250,193
   7.38%, 2/1/11 ...................................      50,000         49,453
General Motors Acceptance Corp., 6.88%,
   8/28/12 .........................................     300,000        299,790
MSX International, 12.50%, 4/1/12, Callable
   4/1/09 @ 110 (a) ................................      25,000         25,188
Nalco Finance Holdings, Inc., 0.00%, 2/1/14,
   Rate set to step up to 9.0% on 2/1/09,
   Callable 2/01/09 @ 104.50 (c) ...................      75,000         66,000
                                                                   ------------
                                                                        998,499
                                                                   ------------
HEALTH CARE - 0.2%
HCA, Inc., 9.25%, 11/15/16, Callable
   11/15/11 @ 104.63 (a) ...........................      25,000         27,250
                                                                   ------------
                                                                         27,250
                                                                   ------------
INTERNET RELATED - 0.4%
Atlantic Broadband Finance LLC, 9.38%,
   1/15/14, Callable 1/15/09 @ 104.69 ..............      50,000         51,563
                                                                   ------------
                                                                         51,563
                                                                   ------------
LEISURE - 1.8%
AMC Entertainment, Inc., 11.00%, 2/1/16,
   Callable 2/01/11 @ 105.50 .......................     100,000        114,750
K2, Inc., 7.38%, 7/1/14, Callable 7/01/09 @
   103.69 ..........................................     108,000        113,940
                                                                   ------------
                                                                        228,690
                                                                   ------------
MACHINERY - 0.8%
Case New Holland, Inc., 7.13%, 3/1/14,
   Callable 3/01/10 @ 103.56 .......................      50,000         52,500
Sensata Technologies, 8.00%, 5/1/14, Callable
   5/01/10 @ 104 ...................................      50,000         50,125
                                                                   ------------
                                                                        102,625
                                                                   ------------
MANUFACTURING - 1.8%
AGY Holding Corp., 11.00%, 11/15/14,
   Callable 11/15/10 @ 105.50 (a) ..................      50,000         52,438
American Railcar, Inc., 7.50%, 3/1/14,
   Callable 3/01/2011 @ 103.75 (a) .................      25,000         25,906
Freescale Semiconductor, Inc., 10.13%,
   12/15/16, Callable 12/15/11 @ 105.06 (a) ........      50,000         50,500
Libbey Glass, Inc., 12.35%, 6/1/11, Callable
   6/1/08 @ 107.50 (b) .............................      25,000         27,500
Maax Corp., 9.75%, 6/15/12, Callable
   6/15/08 @ 104.88 ................................      50,000         32,625
Nutro Products, Inc., 10.75%, 4/15/14,
   Callable 4/15/09 @ 108.06 (a) ...................      25,000         26,500
Tembec Industries, Inc., 7.75%, 3/15/12 ............      25,000         13,969
                                                                   ------------
                                                                        229,438
                                                                   ------------

81    HSBC INVESTOR PORTFOLIOS                SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT($)     VALUE($)
                                                      ----------   ------------
MEDICAL - 2.0%
Advanced Medical Optics, 7.50%, 5/1/17,
   Callable 5/01/12 @ 103.75 (a) ...................      50,000         51,500
MultiPlan, Inc., 10.38%, 4/15/16, Callable
   4/15/11 @ 105.19 (a) ............................     100,000        106,750
Omnicare, Inc., 6.75%, 12/15/13, Callable
   12/15/09 @ 103.38 ...............................     100,000         99,500
                                                                   ------------
                                                                        257,750
                                                                   ------------
METAL PROCESSORS & FABRICATION - 0.8%
TriMas Corp., 9.88%, 6/15/12, Callable
   6/15/07 @ 104.94 ................................     100,000        103,750
                                                                   ------------
                                                                        103,750
                                                                   ------------
METALS & MINING - 3.0%
AK Steel Corp., 7.75%, 6/15/12, Callable
   6/15/07 @ 103.88 ................................     100,000        103,250
Freeport-McMoran Copper & Gold, Inc.,
   8.25%, 4/1/15, Callable 4/01/11 @ 104.13 ........      50,000         54,062
Gibraltar Industries, Inc., 8.00%, 12/1/15,
   Callable 12/01/15 @ 104 .........................     150,000        151,125
International Coal Group, Inc., 10.25%,
   7/15/14, Callable 7/15/10 @ 105.13 ..............      50,000         51,063
Tube City IMS Corp., 9.75%, 2/1/15, Callable
   2/01/11 @ 104.88 (a) ............................      25,000         26,375
                                                                   ------------
                                                                        385,875
                                                                   ------------
OIL & GAS - 9.0%
Chaparral Energy, Inc., 8.50%, 12/1/15,
   Callable 12/01/10 @ 104.25 ......................     100,000        101,500
Chesapeake Energy Corp., 6.88%, 1/15/16,
   Callable 1/15/09 @ 103.44 .......................     100,000        101,750
Cimarex Energy Co., 7.13%, 5/1/17,
   Callable 5/01/12 @ 103.56 .......................      50,000         50,500
Clayton Williams Energy, Inc., 7.75%, 8/1/13,
   Callable 8/01/09 @ 103.88 .......................     200,000        189,000
Colorado Interstate Gas Co., 6.80%, 11/15/15 .......     150,000        159,980
Compton Petroleum Finance Corp., 7.63%,
   12/1/13, Callable 12/01/09 @ 103.81 .............     100,000         99,250
El Paso Production Holdings, 7.75%, 6/1/13,
   Callable 6/01/08 @ 103.88 .......................     150,000        157,923
Energy Partners, Ltd., 9.75%, 4/15/14,
   Callable 4/15/11 @ 104.88 (a) ...................      50,000         50,875
Inergy LP/Inergy Finance, 8.25%, 3/1/16,
   Callable 3/01/11 @ 104.13 .......................     100,000        106,000
Pogo Producing Co., 7.88%, 5/1/13, Callable
   5/01/10 @ 103.94 ................................     100,000        101,250
Swift Energy Co., 7.63%, 7/15/11, Callable
   7/15/08 @ 103.81 ................................      50,000         51,000
                                                                   ------------
                                                                      1,169,028
                                                                   ------------
PAPER & RELATED PRODUCTS - 3.3%
Abitibi-Consolidated Co. of Canada, 8.38%,
   4/1/15 ..........................................      25,000         23,375
Aleris International, Inc., 3,188.28%, 12/15/16,
   Callable 12/15/11 @ 105 (a) .....................      25,000         26,094
Exopack Holding Corp., 11.25%, 2/1/14,
   Callable 2/01/10 @ 105.63 .......................      50,000         54,125
Georgia-Pacific Corp., 7.70%, 6/15/15 ..............     150,000        153,750
Norampac, Inc., 6.75%, 6/1/13, Callable
   6/01/08 @ 103.38 ................................     100,000         99,000

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT($)     VALUE($)
                                                      ----------   ------------
PAPER & RELATED PRODUCTS, CONTINUED
Pope & Talbot, 8.38%, 6/1/13 .......................      25,000         20,500
Verso Paper Holdings LLC, 9.13%, 8/1/14,
   Callable 8/01/10 @ 104.56 (a) ...................      50,000         52,625
                                                                   ------------
                                                                        429,469
                                                                   ------------
PIPELINES - 2.0%
Dynegy Holdings, Inc., 8.38%, 5/1/16 ...............     150,000        158,062
Semgroup LP, 8.75%, 11/15/15, Callable
   11/15/10 @ 104.38 (a) ...........................      50,000         51,625
Williams Partners LP, 7.25%, 2/1/17 (a) ............      50,000         52,875
                                                                   ------------
                                                                        262,562
                                                                   ------------
PRINTING & PUBLISHING - 2.6%
Block Communications, Inc., 8.25%, 12/15/15,
   Callable 12/15/10 @ 104.13 (a) ..................      50,000         51,255
Medimedia USA, Inc., 11.38%, 11/15/14,
   Callable 11/15/09 @ 105.69 (a) ..................      50,000         53,250
Morris Publishing, 7.00%, 8/1/13, Callable
   8/01/08 @ 103.50 ................................     100,000         95,000
Sheridan Group, Inc., 10.25%, 8/15/11,
   Callable 8/15/07 @ 105.12 .......................     100,000        104,125
Valassis Communication, 8.25%, 3/1/15,
   Callable 3/01/11 @ 104.13 (a) ...................      35,000         34,388
                                                                   ------------
                                                                        338,018
                                                                   ------------
RENTAL - AUTO AND EQUIPMENT - 2.3%
Avis Budget Car Rental, Inc., 7.63%, 5/15/14,
   Callable 5/15/10 @ 103.81 (a) ...................     100,000        102,000
Hertz Corp., 8.88%, 1/1/14, Callable
   1/01/10 @104.44 .................................     100,000        107,750
Navios Martime Holdings, 9.50%, 12/15/14,
   Callable 12/15/10 @ 104.75 (a) ..................      30,000         31,575
Rental Service Corp., 9.50%, 12/1/14,
   Callable 12/01/10 @ 104.75 (a) ..................      50,000         53,125
                                                                   ------------
                                                                        294,450
                                                                   ------------
RESTAURANTS - 3.1%
Buffets, Inc., 12.50%, 11/1/14, Callable
   11/01/10 @ 106.25 ...............................      50,000         52,500
Dave & Busters, Inc., 11.25%, 3/15/14,
   Callable 3/15/10 @ 105.62 .......................      50,000         52,625
Landry's Restaurants, Inc., 7.50%, 12/15/14,
   Callable 12/15/09 @ 103.75 ......................     200,000        199,000
NPC International, Inc., 9.50%, 5/1/14,
   Callable 5/01/10 @ 104.75 .......................      50,000         52,500
Sbarro, Inc., 10.38%, 2/1/15, Callable
   2/01/10 @ 107.78 (a) ............................      50,000         52,375
                                                                   ------------
                                                                        409,000
                                                                   ------------
RETAIL - 1.1%
Linens 'N Things, Inc., 10.98%, 1/15/14,
   Callable 1/15/08 @ 102 (b) ......................      50,000         47,063
Pep Boys, 7.50%, 12/15/14, Callable
   12/15/09 @ 103.75 ...............................      50,000         49,000
Stater Brothers Holdings, 7.75%, 4/15/15,
   Callable 4/15/11 @ 103.88 (a) ...................      50,000         51,375
                                                                   ------------
                                                                        147,438
                                                                   ------------

SEE NOTES TO FINANCIAL STATEMENTS.          HSBC INVESTOR PORTFOLIOS          82

--------------------------------------------------------------------------------
HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT($)     VALUE($)
                                                      ----------   ------------
SEISMIC DATA COLLECTION - 0.8%
CIE Gener de Geophysique, 7.50%, 5/15/15,
   Callable 5/15/10 @ 103.75 .......................      50,000         52,500
Seitel, Inc., 9.75%, 2/15/14, Callable
   2/15/11 @ 104.88 (a) ............................      50,000         50,875
                                                                   ------------
                                                                        103,375
                                                                   ------------
SPECIAL PURPOSE ENTITY - 3.8%
Altra Industrial Motion, 9.00%, 12/1/11,
   Callable 12/01/08 @ 104.50 (a) ..................      50,000         51,813
Buffalo Thunder Development Authority, 9.38%,
   12/15/14, Callable 12/15/10 @ 104.69 (a) ........      50,000         51,375
Cellu Tissue Holdings, Inc., 9.75%, 3/15/10,
   Callable 3/15/07 @ 107.31 .......................      50,000         50,125
Hawker Beechcraft Acquisition Co., 8.50%,
   4/1/15, Callable 4/1/11 @ 104.25 (a) ............      50,000         52,750
Idearc, Inc., 8.00%, 11/15/16, Callable
   11/15/11 @ 104 (a) ..............................      50,000         52,125
Kar Holdings, Inc., 8.75%, 5/1/14, Callable
   5/1/10 @ 104.38 (a) .............................      50,000         51,375
Momentive Performance, 9.75%, 12/1/14,
   Callable 12/01/10 @ 104.88 (a) ..................      50,000         52,875
Petroplus Finance, Ltd., 7.00%, 5/1/17,
   Callable 5/01/12 @ 103.50 (a) ...................      75,000         75,656
UCI Holdco, Inc., 12.35%, 12/15/13,
   Callable 12/15/07 @ 100 (a)(b) ..................      51,460         52,489
                                                                   ------------
                                                                        490,583
                                                                   ------------
TELECOMMUNICATIONS - 10.9%
Centennial Communications Corp., 10.00%,
   1/1/13, Callable 1/01/09 @ 107.50 ...............     100,000        108,250
Cincinnati Bell, Inc., 8.38%, 1/15/14, Callable
   1/15/09 @ 104.19 ................................     100,000        102,375
Cricket Communications I, 9.38%, 11/1/14,
   Callable 11/01/10 @ 104.69 (a) ..................      50,000         53,375
Insight Midwest LP, 9.75%, 10/1/09, Callable
   10/01/07 @ 100 ..................................     130,000        132,112
IPCS, Inc., 8.61%, 5/1/14, Callable 5/1/08 @
   102 (a)(b) ......................................     100,000        100,750
Level 3 Financing, Inc., 9.25%, 11/1/14,
   Callable 11/01/10 @ 104.63 (a) ..................      50,000         51,938
Metropcs Wireless, Inc., 9.25%, 11/1/14,
   Callable 11/01/10 @ 104.63 (a) ..................      50,000         53,375
Nordic Telephone Co., Holdings, 8.88%, 5/1/16,
   Callable 5/01/11 @ 104.44 (a) ...................      50,000         53,750
NTL Cable plc, 9.13%, 8/15/16, Callable
   8/15/11 @ 104.56 ................................     125,000        133,437
Panamsat Corp., 9.00%, 6/15/16, Callable
   6/15/11 @ 104.50 ................................      50,000         54,812
Qwest Corp., 5.63%, 11/15/08 .......................     150,000        150,000
Radio One, Inc., 6.38%, 2/15/13, Callable
   2/15/09 @ 103.19 ................................      50,000         48,688
Rural Cellular Corp., 9.75%, 1/15/10, Callable
   1/15/07 @ 103.25 ................................      50,000         51,625
Suncom Wireless Holdings, Inc., 8.50%, 6/1/13,
   Callable 6/01/08 @ 104.25 .......................     150,000        156,562
West Corp., 11.00%, 10/15/16, Callable
   10/15/11 @ 105.50 (a) ...........................      25,000         27,188
Wind Acquisition Financial SA, 10.75%,
   12/1/15, Callable 12/01/10 @ 105.38 (a) .........     100,000        115,500

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT($)     VALUE($)
                                                      ----------   ------------
TELECOMMUNICATIONS, CONTINUED
Windstream Corp., 8.63%, 8/1/16,
   Callable 8/01/11 @ 104.31 .......................      25,000         27,438
                                                                   ------------
                                                                      1,421,175
                                                                   ------------
TOBACCO - 0.2%
Alliance One International, Inc., 8.50%,
   5/15/12 (a) .....................................      25,000         25,813
                                                                   ------------
                                                                         25,813
                                                                   ------------
WASTE DISPOSAL - 1.2%
Allied Waste North America, Inc., 7.38%,
   4/15/14, Callable 4/15/09 @ 103.69 ..............     150,000        152,250
                                                                   ------------
                                                                        152,250
                                                                   ------------
TOTAL CORPORATE OBLIGATIONS
   (COST $12,013,511) ..............................                 12,432,398
                                                                   ------------

--------------------------------------------------------------------------------
INVESTMENT COMPANIES--3.3%
--------------------------------------------------------------------------------
Northern Institutional Diversified Asset
   Portfolio, 5.01% (d) ............................     431,086        431,086
                                                                   ------------
TOTAL INVESTMENT COMPANIES
   (COST $431,086) .................................                    431,086
                                                                   ------------
TOTAL INVESTMENTS
   (COST $12,444,597) -- 98.9% .....................                 12,863,484
                                                                   ============

----------
      Percentages indicated are based on net assets of $13,007,490.

(a) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(b) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2007. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(c)   Step Bond. Income recognition is on the effective yield method for Step
      Bonds.

(d) Variable rate security. The rates presented represent the annualized one day yield that was in effect on April 30, 2007.

LLC -- Limited Liability Co.

LP -- Limited Partnership

PLC -- Public Limited Co.

83    HSBC INVESTOR PORTFOLIOS                SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                      HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

                   SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------
U.S. GOVERNMENT AND GOVERNMENT AGENCY
OBLIGATIONS--45.0%
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT($)     VALUE($)
                                                      ----------   ------------
Federal Home Loan Mortgage Corp. - 8.8%
   Pool #1B2655, 4.14%, 12/1/34(a) .................     241,260        242,034
   Pool #1J1313, 6.51%, 6/1/36(a) ..................     325,681        330,866
   Pool #G12317, 5.50%, 8/1/21 .....................     202,009        202,289
   TBA May
      5.50%, 5/15/37 ...............................     800,000        791,000
      6.00%, 5/15/37 ...............................     150,000        151,219
                                                                   ------------
                                                                      1,717,408
                                                                   ------------

Federal National Mortgage Association - 21.8%
   Pool #740686, 6.50%, 10/1/33 ....................     464,539        478,643
   Pool #781922, 5.00%, 2/1/21 .....................     410,368        404,564
   TBA May
      6.00%, 5/15/36 ...............................     900,000        906,750
      5.00%, 5/15/37 ...............................   1,300,000      1,255,719
      5.50%, 5/15/37 ...............................   1,250,000      1,235,937
                                                                   ------------
                                                                      4,281,613
                                                                   ------------

Government National Mortgage Association - 14.4%
TBA May, 6.00%, 5/15/37 ............................     200,000        202,688
U.S. Treasury Notes
   4.75%, 2/28/09 ..................................     700,000        701,039
   4.75%, 2/15/10 ..................................     160,000        160,888
   4.50%, 3/31/12 ..................................     295,000        294,758
   4.25%, 8/15/14 ..................................   1,200,000      1,175,672
   4.63%, 11/15/16 .................................     115,000        114,928
   4.63%, 2/15/17 ..................................     167,000        166,922
                                                                   ------------
                                                                      2,816,895
                                                                   ------------

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY
   OBLIGATIONS (COST $8,815,733) ...................                  8,815,916
                                                                   ------------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--30.0%
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION PRODUCTS - 1.0%
Martin Marietta Materials, Inc., 5.51%,
   4/30/10 (a) .....................................     100,000         99,972
Masco Corp., 5.66%, 3/12/10 (a) ....................     100,000        100,195
                                                                   ------------
                                                                        200,167
                                                                   ------------

COLLEGES & UNIVERSITIES - 2.1%
Tulane University of Louisiana, 6.16%,
   11/15/12 (a)(b) .................................     400,000        402,000
                                                                   ------------
                                                                        402,000
                                                                   ------------

COSMETICS - 1.0%
Estee Lauder Co., Inc., 5.55%, 5/15/17 .............     200,000        200,615
                                                                   ------------
                                                                        200,615
                                                                   ------------

ELECTRIC - 1.3%
Progress Energy, Inc., 5.76%, 11/14/08,
  Callable 5/14/07 @ 100 (a) .......................     250,000        250,213
                                                                   ------------
                                                                        250,213
                                                                   ------------

FINANCE - 9.5%
Ford Motor Credit Co., LLC
   4.95%, 1/15/08 ..................................     250,000        247,240
   5.80%, 1/12/09 ..................................     275,000        270,413
General Motors Acceptance Corp., 4.38%,
   12/10/07 ........................................     500,000        494,289
International Lease Finance Corp., 5.68%,
   7/11/11 (a) .....................................     200,000        201,435
J.P. Morgan Chase & Co., 5.45%, 2/22/12 (a) ........     300,000        299,688
Preferred Term Securities XXII Ltd., 5.69%,
   9/22/36, Callable 6/22/11 @ 100 (a)(b) ..........     200,000        199,900
Xtra Finance Corp., 5.15%, 4/1/17 (b) ..............     150,000        147,390
                                                                   ------------
                                                                      1,860,355
                                                                   ------------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS, CONTINUED
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT($)     VALUE($)
                                                      ----------   ------------
MEDIA - 2.8%
Time Warner Cable, Inc., 5.85%, 5/1/17 (b) .........     150,000        150,901
Time Warner Entertainment, 8.88%, 10/1/12 ..........     350,000        403,799
                                                                   ------------
                                                                        554,700
                                                                   ------------

OFFICE EQUIPMENT & SERVICES - 0.5%
Xerox Corp., 6.10%, 12/18/09 (a) ...................     100,000        100,626
                                                                   ------------
                                                                        100,626
                                                                   ------------

RETAIL - 4.3%
Federated Retail, 5.35%, 3/15/12 ...................     300,000        299,850
Federated Retail Holdings, Inc., 5.90%, 12/1/16 ....     150,000        150,754
Home Depot, Inc.
   5.48%, 12/16/09, Callable 6/16/08 @ 100 (a) .....     200,000        200,240
   5.25%, 12/16/13 .................................     200,000        198,649
                                                                   ------------
                                                                        849,493
                                                                   ------------

TELECOMMUNICATIONS - 4.0%
AT&T, Inc.
   5.46%, 2/5/10 (a) ...............................     200,000        200,167
   5.10%, 9/15/14 ..................................     300,000        294,569
Verizon Pennsylvania, Inc., 5.65%, 11/15/11 ........     275,000        278,651
                                                                   ------------
                                                                        773,387
                                                                   ------------

TRANSPORTATION - 3.5%
Burlington Northern Santa Fe Railway Co.,
   4.83%, 1/15/23 ..................................     251,556        242,155
Continental Airlines, Inc., 5.98%, 4/19/22 .........     150,000        149,250
Union Pacific Railroad, 5.08%, 1/2/29 ..............     299,958        291,067
                                                                   ------------
                                                                        682,472
                                                                   ------------
TOTAL CORPORATE OBLIGATIONS
   (COST $5,884,626) ...............................                  5,874,028
                                                                   ------------

--------------------------------------------------------------------------------
ASSET BACKED SECURITIES--12.9%
--------------------------------------------------------------------------------
Americredit Auto Receivables Trust, Series
   2005-CF, Class A3, 4.47%, 5/6/10 ................     264,025        263,165
Asset Backed Funding Certificates, Series
   2003-AHL1, Class A1, 3.68%, 3/25/33 .............     210,318        206,770
Cairn Mezzanine plc, Series 2007-3A,
   Class B1, 6.26%, 8/13/47 (a) ....................     145,000        142,258
Capital One Auto Finance Trust, Series 2006-B,
   Class A2, 5.53%, 5/15/09 ........................      72,602         72,632
Citigroup Mortgage Loan Trust, Inc., Series
   2005-WF2, Class AF2, 4.92%, 8/25/35 .............      72,199         71,711
Countrywide Asset-Backed Certificates,
   Series 2006-S4, Class A3, 5.80%, 7/25/34 ........     210,000        209,914
GE Business Loan Trust, Series 2006-2A,
   Class A, 5.50%, 11/15/34 (a)(b) .................     256,884        256,504
GMAC Mortgage Corp. Loan Trust, Series
   2006-HE3, Class A3, 5.81%, 10/25/36 .............     170,000        170,397
MBNA Credit Card Master Note Trust, Series
   2006-A4, Class A4, 5.31%, 9/15/11 (a) ...........     300,000        299,942
SLM Student Loan Trust, Series 2005-A,
   Class A1, 5.39%, 6/15/18 (a) ....................     288,192        288,160
Target Credit Card Master Trust, Series 2002-1,
   Class A, 5.47%, 6/27/11 (a) .....................     550,000        550,061
                                                                   ------------
TOTAL ASSET BACKED SECURITIES
   (COST $2,530,946) ...............................                  2,531,514
                                                                   ------------

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR PORTFOLIOS         84

--------------------------------------------------------------------------------
HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--14.7%
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT($)     VALUE($)
                                                      ----------   ------------
Banc of America Mortgage Securities,
   Series 2005-D, Class 2A4, 4.78%, 5/25/35 (a) ....     200,000        198,025
Countrywide Home Loans, Series 2003-8, Class A2,
   5.82%, 5/25/18 (a) ..............................     189,814        191,398
Deutsche Mortgage Securities, Inc., Series 2006-WF1,
   Class 1A1, 5.05%, 6/26/35 (a)(b) ................     222,462        220,893
Fannie Mae, Series 2007-13, Class FA, 5.57%,
   3/25/37 (a) .....................................     384,365        385,280
Freddie Mac
   Series 2988, Class AF, 5.62%, 6/15/35 (a) .......     186,689        186,441
   Series 3212, Class BK, 5.40%, 9/15/36 ...........     150,000        148,566
Freddie Mac Reference Remic, Series R008, Class FK,
   5.72%, 7/15/23 (a) ..............................     274,504        276,197
Morgan Stanley Mortgage Loan Trust, Series
   2006-3AR, Class 2A3, 5.83%, 3/25/36 (a) .........     290,817        294,570
Residential Accredit Loans, Inc.
   Series 2007-QS1, Class 2A8, 5.62%, 1/25/37 (a) ..     385,503        384,940
   Series 2007-QS2, Class A4, 6.25%, 1/25/37 .......     184,621        184,105
Residential Asset Securitization Trust
   Series 2003-A15, Class 1A2, 5.77%, 2/25/34 (a) ..     294,105        294,997
   Series 2006-A1, Class 1A3, 6.00%, 4/25/36 .......     116,879        117,893
                                                                   ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (COST $2,876,139) ................................                  2,883,305
                                                                   ------------

--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES--9.7%
--------------------------------------------------------------------------------

Bear Stearns Commercial Mortgage Securities,
   Series 2006-T24, Class A4, 5.43%, 10/12/41 ......     200,000        202,435
Citigroup Commercial Mortgage Trust, Series
   2006-C5, Class A2, 5.38%, 10/15/49 ..............     200,000        201,081
Citigroup/Deutsche Bank Commercial Mortgage
   Trust, Series 2007-CD4, Class A2B, 5.21%,
   12/11/49 ........................................     200,000        200,030
Commercial Mortgage Pass - Through Certificate
   Series 2005-FL11, Class A1, 5.47%, 11/15/17
      (a)(b) .......................................      73,816         73,824
   Series 2006-FL12, Class A2, 5.42%,
      12/15/20 (a)(b) ..............................     338,769        338,767
CWCapital Cobalt, Series 2006-C1, Class A2, 5.17%,
   8/15/48 .........................................     200,000        199,450
Greenwich Capital Commercial Funding Corp., Series
   2007-GG9, Class AM, 5.48%, 3/10/39 ..............     160,000        160,318
LB-UBS Commercial Mortgage Trust, Series 2006-C6,
   Class A4, 5.37%, 9/15/39 ........................     200,000        199,841
Morgan Stanley Capital I, Series 2006-HQ10, Class
   A4, 5.33%, 11/12/41 .............................     180,000        179,215
Washington Mutual Commercial Mortgage Securities
   Trust, Series 2006-SL1, Class A, 5.30%,
   11/23/43 (a)(b) .................................     148,813        148,976
                                                                   ------------
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
   (COST $1,908,227) ...............................                  1,903,937
                                                                   ------------

--------------------------------------------------------------------------------
FOREIGN BONDS--8.4%
--------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT($)     VALUE($)
                                                      ----------   ------------
DOMINICAN REPUBLIC - 0.3%
Dominican Republic Treasury Bill, 13.00%,
   10/22/07 (c) ....................................      50,000         49,211
                                                                   ------------
                                                                         49,211
                                                                   ------------
ICELAND - 1.9%
Glitnir Banki HF, 5.83%, 1/18/12 (a)(b) ............     150,000        150,789
Kaupthing Bank, 6.06%, 1/15/10 (a)(b) ..............     225,000        226,955
                                                                   ------------
                                                                        377,744
                                                                   ------------
NETHERLANDS - 2.3%
ING Bank NV, 10.00%, 1/1/14 (b)(d) .................     200,000         98,836
Shell International Finance BV, 5.20%, 3/22/17 .....     350,000        347,047
                                                                   ------------
                                                                        445,883
                                                                   ------------
SOUTH KOREA - 1.3%
Citibank Korea Inc., 4.68%, 6/18/13, Callable
   6/18/08 @ 100 (a) ...............................     250,000        251,170
                                                                   ------------
                                                                        251,170
                                                                   ------------
UNITED KINGDOM - 2.6%
Barclays Bank plc, 5.93%, 12/31/49 (b) .............     300,000        303,175
Granite Master Issuer plc, Series 2005-4, Class A3,
   5.43%, 12/20/54 (a) .............................     200,000        200,047
                                                                   ------------
                                                                        503,222
                                                                   ------------
TOTAL FOREIGN BONDS
   (COST $1,605,874) ...............................                  1,627,230
                                                                   ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANIES--2.5%
--------------------------------------------------------------------------------
Northern Institutional Diversified Asset
   Portfolio, 5.01% (e) ............................     482,931        482,931
                                                                   ------------
TOTAL INVESTMENT COMPANIES
   (COST $482,931) .................................                    482,931
                                                                   ------------
TOTAL INVESTMENTS
   (COST $24,104,937) -- 123.1% ....................                 24,118,861
                                                                   ============

----------
      Percentages indicated are based on net assets of $19,602,046.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2007. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c) Discount note. Rate presented represents the effective yield at time of purchase.

(d) The principal amount of each security is denominated in the local currency of each respective country.

(e) Variable rate security. The rates presented represent the annualized one day yield that was in effect on April 30, 2007.

LLC -- Limited Liability Co.

PLC -- Public Limited Co.

TBA -- Security was traded on a "to be announced" basis. Represents 23.2% of net assets.

85     HSBC INVESTOR PORTFOLIOS               SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                  HSBC INVESTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                   SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS--96.5%
--------------------------------------------------------------------------------

                                                        SHARES       VALUE($)
                                                      ----------   ------------
AEROSPACE & DEFENSE - 4.3%
General Dynamics Corp. .............................      17,600      1,381,600
The Boeing Co. .....................................      19,250      1,790,250
                                                                   ------------
                                                                      3,171,850
                                                                   ------------
BIOTECHNOLOGY - 3.8%
Gilead Sciences, Inc. (a) ..........................      33,850      2,766,222
                                                                   ------------
                                                                      2,766,222
                                                                   ------------
BUSINESS SERVICES - 0.3%
Paychex, Inc. ......................................       5,800        215,180
                                                                   ------------
                                                                        215,180
                                                                   ------------
CABLE TELEVISION - 1.1%
Comcast Corp., Class A (a) .........................      31,500        839,790
                                                                   ------------
                                                                        839,790
                                                                   ------------
CASINOS & GAMBLING - 1.9%
International Game Technology ......................      36,600      1,395,924
                                                                   ------------
                                                                      1,395,924
                                                                   ------------
CHEMICALS - 3.7%
Monsanto Co. .......................................      46,800      2,760,732
                                                                   ------------
                                                                      2,760,732
                                                                   ------------
COMPUTER SOFTWARE - 8.0%
Adobe Systems, Inc. (a) ............................      58,650      2,437,494
Automatic Data Processing, Inc. ....................       4,200        187,992
Electronic Arts, Inc. (a) ..........................      35,700      1,799,637
Microsoft Corp. ....................................      50,300      1,505,982
                                                                   ------------
                                                                      5,931,105
                                                                   ------------
COMPUTERS - 7.4%
Apple Computer, Inc. (a) ...........................      28,600      2,854,280
Hewlett-Packard Co. ................................      20,250        853,335
Research In Motion Ltd. (a) ........................      13,050      1,717,119
                                                                   ------------
                                                                      5,424,734
                                                                   ------------
CONSUMER PRODUCTS - 10.8%
Colgate-Palmolive Co. ..............................      41,000      2,777,340
Harman International Industries, Inc. ..............       4,500        548,505
PepsiCo, Inc. ......................................      35,450      2,342,890
The Procter & Gamble Co. ...........................      35,700      2,295,867
                                                                   ------------
                                                                      7,964,602
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 3.4%
Broadcom Corp., Class A (a) ........................      30,600        996,030
Emerson Electric Co. ...............................      15,200        714,248
Microchip Technology, Inc. .........................      20,450        824,953
                                                                   ------------
                                                                      2,535,231
                                                                   ------------
FARM MACHINERY & EQUIPMENT - 2.9%
Deere & Company ....................................      19,300      2,111,420
                                                                   ------------
                                                                      2,111,420
                                                                   ------------
FINANCIAL SERVICES - 10.5%
Ambac Financial Group, Inc. ........................       7,750        711,450
Goldman Sachs Group, Inc. ..........................       9,900      2,164,239
Nymex Holdings, Inc. (a) ...........................       1,700        220,507
The Chicago Mercantile Exchange
   Holdings, Inc. ..................................       4,650      2,402,888

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                        SHARES       VALUE($)
                                                      ----------   ------------
FINANCIAL SERVICES, CONTINUED
UBS AG-ADR .........................................      34,900      2,265,010
                                                                   ------------
                                                                      7,764,094
                                                                   ------------
FOOD & BEVERAGE - 0.7%
Wm. Wrigley Jr. Co. ................................       8,300        488,704
                                                                   ------------
                                                                        488,704
                                                                   ------------
HEALTH CARE - 5.2%
Baxter International, Inc. .........................      20,150      1,141,095
DENTSPLY International, Inc. .......................      20,200        674,882
Medtronic, Inc. ....................................      20,300      1,074,479
Zimmer Holdings, Inc. (a) ..........................      10,100        913,848
                                                                   ------------
                                                                      3,804,304
                                                                   ------------
HOTELS & LODGING - 2.6%
Las Vegas Sands Corp. (a) ..........................      22,150      1,886,959
                                                                   ------------
                                                                      1,886,959
                                                                   ------------
INSURANCE - 0.5%
AFLAC, Inc. ........................................       7,700        395,318
                                                                   ------------
                                                                        395,318
                                                                   ------------
INTERNET RELATED - 3.4%
Google, Inc., Class A (a) ..........................       4,350      2,050,503
Yahoo!, Inc. (a) ...................................      15,100        423,404
                                                                   ------------
                                                                      2,473,907
                                                                   ------------
MOTOR VEHICLES - 0.4%
Harley-Davidson, Inc. ..............................       4,700        297,604
                                                                   ------------
                                                                        297,604
                                                                   ------------
OIL & GAS - 4.7%
Schlumberger Ltd. ..................................      22,200      1,639,026
Smith International, Inc. ..........................      35,550      1,864,242
                                                                   ------------
                                                                      3,503,268
                                                                   ------------
PHARMACEUTICALS - 11.0%
Abbott Laboratories ................................      35,000      1,981,700
Alcon, Inc. ADR ....................................       6,750        910,777
Allergan, Inc. .....................................       7,750        939,300
Genentech, Inc. (a) ................................      23,729      1,898,083
Johnson & Johnson ..................................      11,300        725,686
Roche Holdings Ltd. - ADR ..........................       7,050        666,616
Schering-Plough Corp. ..............................      30,250        959,832
                                                                   ------------
                                                                      8,081,994
                                                                   ------------
RETAIL - 3.9%
Kohl's Corp. (a) ...................................      18,600      1,377,144
Target Corp. .......................................      16,700        991,479
Walgreen Co. .......................................      12,317        540,716
                                                                   ------------
                                                                      2,909,339
                                                                   ------------
TELECOMMUNICATIONS - 6.0%
Cisco Systems, Inc. (a) ............................     119,650      3,199,441
QUALCOMM, Inc. .....................................      27,800      1,217,640
                                                                   ------------
                                                                      4,417,081
                                                                   ------------
TOTAL COMMON STOCKS
   (COST $62,718,630) ..............................                 71,139,362
                                                                   ------------

SEE NOTES TO FINANCIAL STATEMENTS.          HSBC INVESTOR PORTFOLIOS          86

--------------------------------------------------------------------------------
HSBC INVESTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
INVESTMENT COMPANIES--3.9%
--------------------------------------------------------------------------------

                                                        SHARES       VALUE($)
                                                      ----------   ------------
Northern Institutional Diversified Asset
   Portfolio, 5.01% (b) ............................   2,892,320      2,892,320
                                                                   ------------
TOTAL INVESTMENT COMPANIES
   (COST $2,892,320) ...............................                  2,892,320
                                                                   ------------
TOTAL INVESTMENTS
   (COST $65,610,951) -- 100.4% ....................                 74,031,682
                                                                   ============

----------
      Percentages indicated are based on net assets of $73,755,828.

(a)   Represents non-income producing security.

(b) Variable rate security. The rates presented represent the annualized one day yield that was in effect on April 30, 2007.

ADR -- American Depositary Receipt

87    HSBC INVESTOR PORTFOLIOS                SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                    HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                   SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS--94.0%
--------------------------------------------------------------------------------

                                                        SHARES        VALUE($)
                                                      ----------     -----------
AUSTRALIA - 4.3%
Coles Myer, Ltd. ...................................     148,900      2,124,257
Macquarie Airports .................................     999,194      3,290,685
National Australia Bank Ltd. .......................     128,900      4,577,465
QBE Insurance Group Ltd. ...........................     154,900      3,926,972
Zinifex Ltd. .......................................     235,900      3,220,944
                                                                   ------------
                                                                     17,140,323
                                                                   ------------
AUSTRIA - 1.8%
Omv AG .............................................      49,300      3,120,094
Voestalpine AG .....................................      59,600      4,003,057
                                                                   ------------
                                                                      7,123,151
                                                                   ------------
BELGIUM - 1.2%
Fortis .............................................     106,100      4,767,477
                                                                   ------------
BRAZIL - 1.5%
Gerdau SA ADR ......................................      75,150      1,505,254
Petroleo Brasileiro SA ADR .........................      27,700      2,471,394
Unibanco ADR .......................................       8,100        786,186
Usinas Siderurgicas de Minas Gerais SA .............      30,200      1,413,231
                                                                   ------------
                                                                      6,176,065
                                                                   ------------
CANADA - 2.4%
Canadian Imperial Bank Of Commerce .................      21,000      1,849,045
Encana Corp. .......................................      59,500      3,115,492
Gerdau Ameristeel Corp. ............................     161,000      1,973,324
IPSCO, Inc. ........................................       1,349        198,958
Nexen, Inc. ........................................          17          1,012
Teck Cominco, Ltd., B shares .......................      32,300      2,447,825
                                                                   ------------
                                                                      9,585,656
                                                                   ------------
CHINA - 0.3%
China Petroleum & Chemical Corp. ...................     592,000        516,220
China Telecom Corp., Ltd. ..........................   1,264,000        598,832
                                                                   ------------
                                                                      1,115,052
                                                                   ------------
DENMARK - 1.7%
BASF AG ............................................      48,300      5,764,075
Carlsberg AS, Class B ..............................       8,600        963,354
                                                                   ------------
                                                                      6,727,429
                                                                   ------------
FINLAND - 0.3%
Nokia Oyj (a) ......................................      52,100      1,314,131
                                                                   ------------
FRANCE - 13.4%
Air France-KLM .....................................      28,700      1,463,541
BNP Paribas SA .....................................      64,580      7,491,139
Credit Agricole SA .................................      98,989      4,167,898
France Telecom SA ..................................     107,200      3,134,420
Lagardere S.C.A. ...................................      34,800      2,734,822
Michelin, B Shares .................................      39,700      5,057,587
Renault SA .........................................      62,300      8,086,581
Sanofi-Aventis .....................................      68,900      6,306,199
Societe Generale ...................................      35,385      7,498,102
Total SA ...........................................     110,600      8,152,332
                                                                   ------------
                                                                     54,092,621
                                                                   ------------
GERMANY - 9.8%
Allianz AG .........................................      33,900      7,715,584

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                          SHARES       VALUE($)
                                                      ----------   ------------
GERMANY, CONTINUED
Continental AG .....................................      14,900      2,073,795
DaimlerChrysler AG .................................      23,300      1,883,737
Deutsche Lufthansa AG ..............................     162,600      4,850,860
Deutsche Telekom AG ................................     241,900      4,427,442
E.ON AG (a) ........................................      41,000      6,160,480
Muenchener Rueckversicherungs-
   Gesellschaft AG .................................      43,400      7,697,305
RWE AG .............................................      44,500      4,702,607
                                                                   ------------
                                                                     39,511,810
                                                                   ------------
GREECE - 0.4%
Public Power Corp. .................................      61,000      1,598,579
                                                                   ------------
HONG KONG - 0.5%
China Netcom Group Corp., Ltd. .....................     462,000      1,134,609
Sino Land Co., Ltd. ................................     406,695        852,957
                                                                   ------------
                                                                      1,987,566
                                                                   ------------
HUNGARY - 0.2%
Mol Magyar OLAJ-ES Gazipari Rt. GDR ................       6,500        806,000
                                                                   ------------
INDIA - 0.3%
State Bank of India GDR ............................      17,600      1,205,600
                                                                   ------------
ITALY - 4.2%
Buzzi Unicem SpA ...................................      91,400      2,927,091
ENI SpA ............................................     210,800      6,990,152
Fondiaria-SAI SpA ..................................      60,800      3,219,714
Fondiaria-SAI SpA-RNC ..............................      18,700        764,883
Italcementi SpA ....................................      91,700      2,929,284
                                                                   ------------
                                                                     16,831,124
                                                                   ------------
JAPAN - 18.6%
Alps Electric Co., Ltd. ............................      55,000        568,336
Canon, Inc. ........................................      32,250      1,809,592
EDION Corp. ........................................      67,800        939,787
Honda Motor Co., Ltd. ..............................      47,000      1,614,473
Isuzu Motors, Ltd. .................................     342,000      1,797,326
Japan Tobacco, Inc. ................................         818      3,995,850
JFE Holdings, Inc. .................................     140,100      7,701,972
Kyushu Electric Power Co., Inc. ....................      70,800      1,994,575
Mitsubishi Chemical Holdings Corp. .................      59,000        474,828
Mitsubishi Corp. ...................................     129,000      2,750,151
Mitsui Chemicals, Inc. .............................     417,000      3,461,006
Mitsui O.S.K. Lines, Ltd. ..........................     327,000      4,121,525
Nippon Mining Holdings, Inc. .......................     360,000      2,891,531
Nippon Telegraph & Telephone Corp. .................         881      4,374,737
Nippon Yusen Kabushiki Kaisha ......................     152,000      1,307,374
Nissan Motor Co., Ltd. .............................     225,100      2,264,435
ORIX Corp. .........................................      21,300      5,680,118
Sharp Corp. ........................................     216,000      3,964,371
Sony Corp. .........................................      12,510        665,330
Sumitomo Heavy Industries, Ltd. ....................     163,000      1,678,079
Sumitomo Mitsui Financial Group, Inc. ..............         731      6,386,870
The Tokyo Electric Power Co., Inc. .................      90,600      3,011,537
Toshiba Corp. ......................................     543,000      4,043,880
Toyota Motor Corp. .................................     105,900      6,433,066
UNY Co., Ltd. ......................................      90,000      1,076,419
                                                                   ------------
                                                                     75,007,168
                                                                   ------------

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR PORTFOLIOS         88

--------------------------------------------------------------------------------
HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                        SHARES       VALUE($)
                                                      ----------   ------------
NETHERLANDS - 7.7%
ABN AMRO Holding NV ................................      75,883      3,681,355
Buhrmann NV ........................................     107,400      1,442,893
European Aeronautic Defense and Space Co. ..........     125,160      4,005,541
ING Groep NV .......................................     216,068      9,840,564
Mittal Steel Co. NV ................................     107,652      5,753,481
Royal Dutch Shell plc, A Shares ....................      99,087      3,440,757
Wolters Kluwer NV ..................................      89,700      2,656,652
                                                                   ------------
                                                                     30,821,243
                                                                   ------------
SOUTH AFRICA - 0.7%
Sanlam, Ltd. .......................................     554,040      1,862,053
Standard Bank Group, Ltd. ..........................      34,900        544,215
Tiger Brands, Ltd. .................................      20,100        561,981
                                                                   ------------
                                                                      2,968,249
                                                                   ------------
SOUTH KOREA - 1.4%
Honam Petrochemical Corp. (a) ......................       8,100        671,488
Hyundai Motors Co., Second Preferred ...............      15,950        518,521
Industrial Bank of Korea GDR (a) ...................      88,300      1,770,503
Kookmin Bank ADR (a) ...............................      14,600      1,311,372
POSCO ADR ..........................................      11,400      1,194,036
                                                                   ------------
                                                                      5,465,920
                                                                   ------------
SPAIN - 1.2%
Repsol YPF SA ......................................     141,100      4,648,115
                                                                   ------------
SWEDEN - 1.3%
Electrolux AB, B Shares (a) ........................     118,500      3,081,806
Svenska Cellusoa AB, B Shares ......................      44,800      2,305,047
                                                                   ------------
                                                                      5,386,853
                                                                   ------------
SWITZERLAND - 1.9%
Credit Suisse Group ................................      81,100      6,366,799
Novartis AG ........................................      24,830      1,442,935
                                                                   ------------
                                                                      7,809,734
                                                                   ------------
TAIWAN - 1.0%
China Steel Corp. GDR ..............................      37,746        860,231
Gigabyte Technology Co., Ltd. ......................      11,112          7,391
Siliconware Precision Industries Co. ...............     694,000      1,306,139
Taiwan Semiconductor Manufacturing Co., Ltd. .......     505,870      1,029,961
United Microelectronics Corp. ......................   1,570,000        904,991
                                                                   ------------
                                                                      4,108,713
                                                                   ------------
THAILAND - 0.2%
PTT Public Company Ltd. plc ........................     121,400        763,634
                                                                   ------------

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                        SHARES       VALUE($)
                                                      ----------   ------------
UNITED KINGDOM - 17.8%
AstraZeneca plc ....................................     110,300      5,998,192
Aviva plc ..........................................     346,270      5,432,028
Barclays plc .......................................     410,200      5,921,347
BP Amoco plc .......................................     125,000      1,402,186
British Aerospace plc ..............................     485,500      4,400,586
British American Tobacco plc .......................      75,900      2,348,910
British Energy Group plc (a) .......................     277,000      2,852,379
Centrica plc .......................................     223,000      1,718,170
Friends Provident plc ..............................     782,500      2,945,869
George Wimpey plc ..................................     167,400      1,939,068
Glaxosmithkline plc ................................      36,300      1,046,906
HBOS plc ...........................................     260,121      5,581,539
Punch Taverns plc ..................................      91,000      2,349,878
Royal & Sun Alliance Insurance Group plc ...........     762,188      2,513,114
Royal Bank of Scotland Group plc ...................     175,100      6,703,692
Royal Dutch Shell plc, B Shares ....................      45,973      1,618,789
Sabmiller plc ......................................     102,000      2,410,853
Taylor Woodrow plc .................................     235,300      2,266,876
Vodafone Group plc .................................   2,512,958      7,148,542
Xstrata plc ........................................      96,000      4,995,040
                                                                   ------------
                                                                     71,593,964
                                                                   ------------
TOTAL COMMON STOCKS
   (COST $273,631,511) .............................                378,556,177
                                                                   ------------

--------------------------------------------------------------------------------
INVESTMENT COMPANIES--4.7%
--------------------------------------------------------------------------------

Northern Institutional Diversified Asset
   Portfolio, 5.01% (b) ............................  18,790,698     18,790,698
                                                                   ------------
TOTAL INVESTMENT COMPANIES
   (COST $18,790,698) ..............................                 18,790,698
                                                                   ------------

--------------------------------------------------------------------------------
RIGHTS & WARRANTS--0.0%
--------------------------------------------------------------------------------

UNITED KINGDOM - 0.0%
TI Automotive Ltd., Class A (a) (c) ................     190,000              0
                                                                   ------------
TOTAL RIGHTS & WARRANTS
   (COST $0) .......................................                          0
                                                                   ------------
TOTAL INVESTMENTS
   (COST $292,422,209) -- 98.7% ....................                397,346,875
                                                                   ============

----------
      Percentages indicated are based on net assets of $402,597,155.

(a)   Represents non-income producing security.

(b) Variable rate security. The rates presented represent the annualized one day yield that was in effect on April 30, 2007.

(c)   Illiquid security, representing 0.00% of net assets.

ADR -- American Depositary Receipt

GDR -- Global Depositary Receipt

PLC -- Public Limited Co.

SPA -- Standby Purchase Agreement

89     HSBC INVESTOR PORTFOLIOS               SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                    HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

                                                                     PERCENT OF
INDUSTRY                                                             NET ASSETS
--------                                                             ----------
Aerospace & Defense ..............................................         2.1%
Automotive .......................................................         7.4%
Banking & Financial Services .....................................        21.4%
Building & Construction ..........................................         3.1%
Cash & Cash Equivalents ..........................................         4.7%
Chemicals ........................................................         2.6%
Distribution/Wholesale ...........................................         0.4%
Drugs--Medical ...................................................         3.7%
Electrical .......................................................         6.0%
Electronic Components & Semiconductors ...........................         2.1%
Food & Beverage ..................................................         0.9%
Insurance ........................................................         9.0%
Manufacturing ....................................................         2.3%
Metals & Mining ..................................................         8.8%
Oil & Gas ........................................................        10.3%
Publishing .......................................................         1.3%
Real Estate ......................................................         0.2%
Retail ...........................................................         1.6%
Telecommunications ...............................................         5.5%
Tobacco ..........................................................         1.6%
Transportation Services ..........................................         3.7%
                                                                     ---------
Total Investments ................................................        98.7%
                                                                     ---------
Other assets in excess of liabilities ............................         1.3%
                                                                     ---------
Net Assets .......................................................       100.0%
                                                                     =========

SEE NOTES TO FINANCIAL STATEMENTS.          HSBC INVESTOR PORTFOLIOS          90

--------------------------------------------------------------------------------
HSBC INVESTOR OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS--98.7%
--------------------------------------------------------------------------------

                                                        SHARES       VALUE($)
                                                      ----------   ------------
ADVERTISING - 1.7%
Monster Worldwide, Inc. (a) ........................      94,000      3,952,700
                                                                   ------------
                                                                      3,952,700
                                                                   ------------
AEROSPACE & DEFENSE - 2.2%
Esterline Technologies Corp. (a) ...................      51,500      2,149,095
Hexcel Corp. (a) ...................................     139,300      3,022,810
                                                                   ------------
                                                                      5,171,905
                                                                   ------------
BANKING - 2.0%
East West Bancorp, Inc. ............................     114,800      4,575,928
                                                                   ------------
                                                                      4,575,928
                                                                   ------------
BIOTECHNOLOGY - 1.5%
Invitrogen Corp. (a) ...............................      53,900      3,528,833
                                                                   ------------
                                                                      3,528,833
                                                                   ------------
CASINOS & GAMBLING - 0.8%
Pinnacle Entertainment, Inc. (a) ...................      66,000      1,853,280
                                                                   ------------
                                                                      1,853,280
                                                                   ------------
COMMERCIAL SERVICES - 3.0%
Alliance Data Systems Corp. (a) ....................      74,500      4,742,670
Schawk, Inc., Class A ..............................     129,900      2,342,097
                                                                   ------------
                                                                      7,084,767
                                                                   ------------
COMPUTER SOFTWARE - 8.1%
Business Objects S.A. ADR (a) ......................      91,800      3,443,418
Citrix Systems, Inc. (a) ...........................      76,300      2,487,380
Red Hat, Inc. (a) ..................................     127,200      2,689,008
Satyam Computer Services Ltd. ADR ..................     112,500      2,799,000
Sina Corp. (a) .....................................      24,200        834,416
SRA International, Inc., Class A (a) ...............      78,700      1,922,641
Transaction Systems Architects, Inc.,
   Class A (a) .....................................     152,500      4,838,825
                                                                   ------------
                                                                     19,014,688
                                                                   ------------
CONSUMER DISCRETIONARY - 2.1%
Sotheby's Holdings, Inc. ...........................      93,200      4,810,984
                                                                   ------------
                                                                      4,810,984
                                                                   ------------
CONSUMER PRODUCTS - 1.4%
Jarden Corp. (a) ...................................      79,300      3,341,702
                                                                   ------------
                                                                      3,341,702
                                                                   ------------
DIVERSIFIED MANUFACTURING OPERATIONS - 7.3%
Actuant Corp., Class A .............................      35,400      1,876,200
AMETEK, Inc. .......................................     186,300      6,758,964
IDEX Corp. .........................................     115,600      6,065,532
Volcano Corp. (a) ..................................     119,500      2,411,510
                                                                   ------------
                                                                     17,112,206
                                                                   ------------
EDUCATION - 1.0%
Corinthian Colleges, Inc. (a) ......................     159,579      2,206,978
                                                                   ------------
                                                                      2,206,978
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 9.0%
Atmel Corp. (a) ....................................     448,100      2,383,892
ATMI, Inc. (a) .....................................      87,500      2,706,375
Cognos, Inc. (a) ...................................     164,500      7,091,595

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                        SHARES       VALUE($)
                                                      ----------   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS, CONTINUED
Silicon Laboratories, Inc. (a) .....................     147,000      4,823,070
Varian Semiconductor Equipment
   Associates, Inc. (a) ............................      61,250      4,064,550
                                                                   ------------
                                                                     21,069,482
                                                                   ------------
ENVIRONMENTAL SERVICES - 1.1%
Waste Connections, Inc. (a) ........................      80,700      2,515,419
                                                                   ------------
                                                                      2,515,419
                                                                   ------------
FINANCIAL SERVICES - 5.5%
Affiliated Managers Group, Inc. (a) ................      48,900      5,752,107
eFunds Corp. (a) ...................................     166,400      4,642,560
Jefferies Group, Inc. ..............................      76,100      2,412,370
                                                                   ------------
                                                                     12,807,037
                                                                   ------------
HEALTH CARE - 13.7%
Charles River Laboratories
   International, Inc. (a) .........................      52,900      2,505,344
CYTYC Corp. (a) ....................................     124,500      4,386,135
Gen-Probe, Inc. (a) ................................      69,850      3,570,033
Manor Care, Inc. ...................................      77,300      5,015,997
Omnicare, Inc. .....................................      96,800      3,210,856
Pediatrix Medical Group, Inc. (a) ..................      66,900      3,816,645
Respironics, Inc. (a) ..............................     172,900      7,047,404
Ventana Medical Systems, Inc. (a) ..................      52,300      2,541,257
                                                                   ------------
                                                                     32,093,671
                                                                   ------------
INDUSTRIAL MANUFACTURING - 3.8%
Empresa Brasileira ADR .............................      48,800      2,289,208
Gardner Denver, Inc. (a) ...........................      64,700      2,445,660
WESCO International, Inc. (a) ......................      66,300      4,188,171
                                                                   ------------
                                                                      8,923,039
                                                                   ------------
MEDIA - 2.8%
Dreamworks Animation SKG, Inc. (a) .................      81,600      2,389,248
Meredith Corp. .....................................      71,400      4,135,488
                                                                   ------------
                                                                      6,524,736
                                                                   ------------
OIL & GAS - 11.3%
Chesapeake Energy Corp. ............................     116,600      3,935,250
Consol Energy, Inc. ................................      92,400      3,868,788
Denbury Resources, Inc. (a) ........................     129,200      4,275,228
Grant Prideco, Inc. (a) ............................      73,800      3,803,652
Massey Energy Co. ..................................     118,300      3,185,819
Range Resources Corp. ..............................      63,800      2,331,890
Smith International, Inc. ..........................      96,500      5,060,460
                                                                   ------------
                                                                     26,461,087
                                                                   ------------
PHARMACEUTICALS - 9.8%
Alexion Pharmaceuticals, Inc. (a) ..................      72,504      3,035,017
Elan Corp. plc ADR (a) .............................     531,500      7,377,220
MGI Pharma, Inc. (a) ...............................     182,200      4,012,044
OSI Pharmaceuticals, Inc. (a) ......................     173,700      6,027,390
Santarus, Inc. (a) .................................     328,900      2,512,796
                                                                   ------------
                                                                     22,964,467
                                                                   ------------
PRINTING & PUBLISHING - 1.8%
Dow Jones & Co., Inc. ..............................     116,200      4,221,546
                                                                   ------------
                                                                      4,221,546
                                                                   ------------

91     HSBC INVESTOR PORTFOLIOS               SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                             HSBC INVESTOR OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                        SHARES       VALUE($)
                                                      ----------   ------------
RETAIL - 4.7%
Dick's Sporting Goods, Inc. (a) ....................      67,300      3,774,857
PETsMART, Inc. .....................................     144,500      4,795,955
Rite Aid Corp. (a) .................................     389,700      2,392,758
                                                                   ------------
                                                                     10,963,570
                                                                   ------------
TELECOMMUNICATIONS - 2.2%
Comverse Technology, Inc. (a) ......................     100,300      2,274,804
Polycom, Inc. (a) ..................................      86,700      2,887,110
                                                                   ------------
                                                                      5,161,914
                                                                   ------------
TRANSPORTATION - 1.9%
J.B. Hunt Transport Services, Inc. .................     159,800      4,324,188
                                                                   ------------
                                                                      4,324,188
                                                                   ------------
TOTAL COMMON STOCKS
   (COST $185,690,752) .............................                230,684,127
                                                                   ------------

--------------------------------------------------------------------------------
INVESTMENT COMPANIES--0.5%
--------------------------------------------------------------------------------

Northern Institutional Government Select
   Portfolio, 5.04% (b) ............................   1,094,665      1,094,665
                                                                   ------------
TOTAL INVESTMENT COMPANIES
   (COST $1,094,665) ...............................                  1,094,665
                                                                   ------------
TOTAL INVESTMENTS
   (COST $186,785,417) -- 99.2% ....................                231,778,792
                                                                   ============

----------
      Percentages indicated are based on net assets of $233,625,667.

(a)   Represents non-income producing security.

(b) Variable rate security. The rates presented represent the annualized one day yield that was in effect on April 30, 2007.

ADR -- American Depositary Receipt

PLC -- Public Limited Co.

SEE NOTES TO FINANCIAL STATEMENTS.          HSBC INVESTOR PORTFOLIOS          92

--------------------------------------------------------------------------------
HSBC INVESTOR VALUE PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------
COMMON STOCKS--93.0%
--------------------------------------------------------------------------------

                                                        SHARES       VALUE($)
                                                      ----------   ------------
AEROSPACE & DEFENSE - 3.5%
Lockheed Martin Corp. ..............................      12,500      1,201,750
Raytheon Co. .......................................      28,300      1,515,182
                                                                   ------------
                                                                      2,716,932
                                                                   ------------
BANKING - 4.2%
Bank of America Corp. ..............................      29,100      1,481,190
Wells Fargo & Co. ..................................      50,700      1,819,623
                                                                   ------------
                                                                      3,300,813
                                                                   ------------
BUSINESS SERVICES - 2.6%
Pitney Bowes, Inc. .................................      42,100      2,020,800
                                                                   ------------
                                                                      2,020,800
                                                                   ------------
COMPUTER SOFTWARE - 6.8%
CA, Inc. ...........................................     123,600      3,369,336
Microsoft Corp. ....................................      64,500      1,931,130
                                                                   ------------
                                                                      5,300,466
                                                                   ------------
CONGLOMERATES - 2.4%
Loews Corp. ........................................      39,000      1,845,480
                                                                   ------------
                                                                      1,845,480
                                                                   ------------
CONSUMER PRODUCTS - 6.8%
Altria Group, Inc. .................................      27,700      1,909,084
Kimberly-Clark Corp. ...............................      21,000      1,494,570
Kraft Foods, Inc. ..................................      19,169        641,586
Tyson Foods, Inc., Class A .........................      58,900      1,234,544
                                                                   ------------
                                                                      5,279,784
                                                                   ------------
DIVERSIFIED MANUFACTURING OPERATIONS - 1.7%
Ingersoll-Rand Co., Class A ........................      29,800      1,330,570
                                                                   ------------
                                                                      1,330,570
                                                                   ------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 1.5%
Agilent Technologies, Inc. (a) .....................      34,164      1,174,217
                                                                   ------------
                                                                      1,174,217
                                                                   ------------
FINANCIAL SERVICES - 18.3%
Citigroup, Inc. ....................................      46,707      2,504,429
Countrywide Financial Corp. ........................      76,600      2,840,328
Fannie Mae .........................................      56,000      3,299,520
Genworth Financial, Inc., Class A ..................      66,900      2,441,181
J.P. Morgan Chase & Co. ............................      39,950      2,081,395
MGIC Investment Corp. ..............................      18,400      1,133,624
                                                                   ------------
                                                                     14,300,477
                                                                   ------------
INSURANCE - 9.0%
Aetna, Inc. ........................................      16,700        782,896
AON Corp. ..........................................      54,400      2,108,000
Radian Group, Inc. .................................      24,100      1,400,451
The Hartford Financial Services Group, Inc. ........      27,100      2,742,520
                                                                   ------------
                                                                      7,033,867
                                                                   ------------
MEDIA - 10.5%
CBS Corp., Class B .................................      34,350      1,091,300
Clear Channel Communications, Inc. .................      38,800      1,374,684
Comcast Corp., Class A (a) .........................      48,450      1,279,080
Liberty Media Capital Group, Class A (a) ...........       5,017        566,770
Liberty Media Interactive Group, Class A (a) .......      37,087        928,288

--------------------------------------------------------------------------------
COMMON STOCKS, CONTINUED
--------------------------------------------------------------------------------

                                                        SHARES       VALUE($)
                                                      ----------   ------------
MEDIA, CONTINUED
Viacom, Inc., Class B (a) ..........................      71,800      2,961,750
                                                                   ------------
                                                                      8,201,872
                                                                   ------------
METALS & MINING - 5.8%
Barrick Gold Corp. .................................      68,800      1,933,968
POSCO ADR ..........................................       8,800        921,712
Rio Tinto plc ADR ..................................       3,900        951,600
United States Steel Corp. ..........................       7,300        741,242
                                                                   ------------
                                                                      4,548,522
                                                                   ------------
OIL & GAS - 9.9%
Apache Corp. .......................................      31,400      2,276,500
ConocoPhillips .....................................      23,471      1,627,714
Noble Energy, Inc. .................................      65,500      3,852,055
                                                                   ------------
                                                                      7,756,269
                                                                   ------------
PAPER & RELATED PRODUCTS - 1.7%
International Paper Co. ............................      34,100      1,286,252
                                                                   ------------
                                                                      1,286,252
                                                                   ------------
TELECOMMUNICATIONS - 6.1%
AT&T, Inc. .........................................      51,791      2,005,348
Motorola, Inc. .....................................     105,600      1,830,048
Sprint Nextel Corp. ................................      45,600        913,368
                                                                   ------------
                                                                      4,748,764
                                                                   ------------
TRANSPORTATION - 2.2%
Union Pacific Corp. ................................      15,300      1,748,025
                                                                   ------------
                                                                      1,748,025
                                                                   ------------
TOTAL COMMON STOCKS
   (COST $56,392,620) ..............................                 72,593,110
                                                                   ------------

--------------------------------------------------------------------------------
INVESTMENT COMPANIES--6.9%
--------------------------------------------------------------------------------

Northern Institutional Government Select
   Portfolio, 5.04% (b) ............................   5,413,480      5,413,480
                                                                   ------------
TOTAL INVESTMENT COMPANIES
   (COST $5,413,480) ...............................                  5,413,480
                                                                   ------------
TOTAL INVESTMENTS
   (COST $61,806,100) -- 99.9% .....................                 78,006,590
                                                                   ============

----------
      Percentages indicated are based on net assets of $78,050,355.

(a)   Represents non-income producing security.

(b) Variable rate security. The rates presented represent the annualized one day yield that was in effect on April 30, 2007.

ADR -- American Depositary Receipt

PLC -- Public Limited Co.

93     HSBC INVESTOR PORTFOLIOS               SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS

                STATEMENTS OF ASSETS AND LIABILITIES--APRIL 30, 2007 (UNAUDITED)

                                                                                        INTERMEDIATE
                                                           CORE PLUS      HIGH YIELD      DURATION                    INTERNATIONAL
                                                          FIXED INCOME   FIXED INCOME   FIXED INCOME      GROWTH          EQUITY
                                                           PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value                                 $ 150,546,396   $ 12,863,484   $ 24,118,861   $ 74,031,682   $ 397,346,875
   Cash                                                             --             --             --             --         402,861
   Foreign currency, at value                                       --             --             --             --       2,370,652
   Interest and dividends receivable                           924,603        279,807        141,587         64,653       1,824,389
   Receivable for investments sold                           3,567,584             --        587,620        474,443       1,327,729
   Prepaid expenses and other assets                             2,488          4,059          1,650          1,686           1,077
                                                         -------------   ------------   ------------   ------------   -------------
   TOTAL ASSETS                                            155,041,071     13,147,350     24,849,718     74,572,464     403,273,583
                                                         -------------   ------------   ------------   ------------   -------------
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for investments purchased                        32,940,649        125,000      5,235,970        783,872         323,723
   Accrued expenses and other liabilities:
      Investment management                                     44,453          6,204          6,418         28,394         268,030
      Administration                                             7,279            431          1,853          2,436          16,674
      Accounting                                                   146             --             --             --           3,026
      Custodian                                                     --          8,024          2,830            230          55,377
      Compliance service                                           104             14             20             44             292
      Trustee                                                       81              8              9             49             696
      Other                                                      3,021            179            572          1,611           8,610
                                                         -------------   ------------   ------------   ------------   -------------
   TOTAL LIABILITIES                                        32,995,733        139,860      5,247,672        816,636         676,428
                                                         -------------   ------------   ------------   ------------   -------------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Applicable to investors' beneficial interest          $ 122,045,338   $ 13,007,490   $ 19,602,046   $ 73,755,828   $ 402,597,155
                                                         =============   ============   ============   ============   =============
   Investments, at cost                                  $ 150,289,042   $ 12,444,597   $ 24,104,937   $ 65,610,951   $ 292,422,209
                                                         =============   ============   ============   ============   =============
   Foreign currency, at cost                             $          --   $         --   $         --   $         --   $   2,357,855
                                                         =============   ============   ============   ============   =============

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR PORTFOLIOS         94

HSBC INVESTOR PORTFOLIOS

                                                    OPPORTUNITY        VALUE
                                                     PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------------
ASSETS:
   Investments, at value                           $ 231,778,792   $ 78,006,590
   Interest and dividends receivable                      57,058         80,332
   Receivable for investments sold                     2,179,463             --
   Prepaid expenses and other assets                      17,186          2,621
                                                   -------------   ------------
   TOTAL ASSETS                                      234,032,499     78,089,543
                                                   -------------   ------------
-------------------------------------------------------------------------------
LIABILITIES:
   Payable for investments purchased                     233,460             --
   Accrued expenses and other liabilities:
      Investment management                              153,232         33,118
      Administration                                      12,184          2,604
      Custodian                                            4,192          1,869
      Compliance service                                     269             57
      Trustee                                                101             --
      Other                                                3,394          1,540
                                                   -------------   ------------
   TOTAL LIABILITIES                                     406,832         39,188
                                                   -------------   ------------
-------------------------------------------------------------------------------
NET ASSETS:
   Applicable to investors' beneficial interest    $ 233,625,667   $ 78,050,355
                                                   =============   ============
   Investments, at cost                            $ 186,785,417   $ 61,806,100
                                                   =============   ============

95    HSBC INVESTOR PORTFOLIOS                SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS

   STATEMENTS OF OPERATIONS--FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

                                                                                        INTERMEDIATE
                                                            CORE PLUS     HIGH YIELD      DURATION                    INTERNATIONAL
                                                          FIXED INCOME   FIXED INCOME   FIXED INCOME      GROWTH          EQUITY
                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                               $  3,145,986   $    513,080   $    523,743   $         --   $      44,306
   Dividends                                                    20,512          4,948          4,108        408,012       4,726,306
   Dividend income from affiliated investments                  39,360             --          6,707             --              --
   Foreign tax withholding                                          --             --             --             --        (544,309)
                                                          ------------   ------------   ------------   ------------   -------------
   TOTAL INVESTMENT INCOME                                   3,205,858        518,028        534,558        408,012       4,226,303
                                                          ------------   ------------   ------------   ------------   -------------
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Management                                       263,926         36,992         39,019        160,441       1,184,423
   Administration                                               20,606          2,212          3,495         11,931          64,302
   Accounting                                                   37,246         32,989         32,734         27,604          48,819
   Compliance Service                                              654             76            117            361           2,002
   Custodian                                                    25,118         31,517          8,669         13,406         175,705
   Interest                                                         --             --             --            401              --
   Trustee                                                       1,503            161            249            875           4,282
   Other                                                         6,827            574          1,228          3,369          20,592
                                                          ------------   ------------   ------------   ------------   -------------
   TOTAL EXPENSES                                              355,880        104,521         85,511        218,388       1,500,125
                                                          ------------   ------------   ------------   ------------   -------------
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                              2,849,978        413,507        449,047        189,624       2,726,178
                                                          ------------   ------------   ------------   ------------   -------------
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM
   INVESTMENTS AND FOREIGN CURRENCIES:
      Net realized gains (losses) from investments
         and foreign currency transactions                   3,163,470         70,612        907,436      2,354,799      19,883,572
      Change in unrealized appreciation/depreciation
         from investments and foreign currencies              (664,644)       352,298        (83,246)     2,813,512      25,847,625
                                                          ------------   ------------   ------------   ------------   -------------
------------------------------------------------------------------------------------------------------------------------------------
      Net realized\unrealized gains (losses) from
         investments and foreign currency
         transactions                                        2,498,826        422,910        824,190      5,168,311      45,731,197
                                                          ------------   ------------   ------------   ------------   -------------
   CHANGE IN NET ASSETS RESULTING FROM
      OPERATIONS                                          $  5,348,804   $    836,417   $  1,273,237   $  5,357,935   $  48,457,375
                                                          ============   ============   ============   ============   =============

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR PORTFOLIOS         96

HSBC INVESTOR PORTFOLIOS

STATEMENTS OF OPERATIONS--FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED) (CONTINUED)

                                                                OPPORTUNITY       VALUE
                                                                 PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                    $         --   $         --
   Dividends                                                        481,304        660,996
   Dividend income from affiliated investments                       95,866         62,866
   Foreign tax withholding                                               --             --
                                                               ------------   ------------
   TOTAL INVESTMENT INCOME                                          577,170        723,862
                                                               ------------   ------------
------------------------------------------------------------------------------------------
EXPENSES:
   Investment Management                                            919,419        188,808
   Administration                                                    41,214         12,866
   Accounting                                                        27,746         27,137
   Compliance Service                                                 1,426            403
   Custodian                                                         34,081         12,501
   Interest                                                           1,363             11
   Trustee                                                            3,064            864
   Other                                                             16,214          3,867
                                                               ------------   ------------
   TOTAL EXPENSES                                                 1,044,527        246,457
                                                               ------------   ------------
------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                                    (467,357)       477,405
                                                               ------------   ------------
------------------------------------------------------------------------------------------
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM
   INVESTMENTS AND FOREIGN CURRENCIES:
   Net realized gains (losses) from investments
      and foreign currency transactions                          22,407,450      2,287,848
   Change in unrealized appreciation/depreciation
      from investments and foreign currencies                     4,139,128      3,630,777
                                                               ------------   ------------
------------------------------------------------------------------------------------------
   Net realized\unrealized gains (losses) from
      investments and foreign currency
      transactions                                               26,546,578      5,918,625
                                                               ------------   ------------
   CHANGE IN NET ASSETS RESULTING FROM
      OPERATIONS                                               $ 26,079,221   $  6,396,030
                                                               ============   ============

97    HSBC INVESTOR PORTFOLIOS                SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                           CORE PLUS                              HIGH YIELD
                                                          FIXED INCOME                           FIXED INCOME
                                                           PORTFOLIO                              PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                   FOR THE                              FOR THE
                                              SIX MONTHS ENDED        FOR THE        IX MONTHS ENDED         FOR THE
                                               APRIL 30, 2007       YEAR ENDED       APRIL 30, 2007        PERIOD ENDED
                                                 (UNAUDITED)     OCTOBER 31, 2006     (UNAUDITED)      OCTOBER 31, 2006 (a)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
      Net investment income                   $      2,849,978   $      5,487,117   $        413,507   $            599,770
      Net realized gains (losses) from
         investments and foreign currency
         transactions                                3,163,470         (2,015,195)            70,612                 36,553
      Change in unrealized
         appreciation/depreciation from
         investments and foreign currencies           (664,644)         2,496,112            352,298                 66,589
                                              ----------------   ----------------   ----------------   --------------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                        5,348,804          5,968,034            836,417                702,912
                                              ----------------   ----------------   ----------------   --------------------
Proceeds from contributions                         13,997,208         23,850,640          2,531,946             13,667,509
Value of withdrawals                                (8,492,605)       (41,156,523)        (3,079,638)            (1,651,656)
                                              ----------------   ----------------   ----------------   --------------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
   INVESTORS' BENEFICIAL INTEREST                    5,504,603        (17,305,883)          (547,692)            12,015,853
                                              ----------------   ----------------   ----------------   --------------------
CHANGE IN NET ASSETS                                10,853,407        (11,337,849)           288,725             12,718,765
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
      Beginning of period                          111,191,931        122,529,780         12,718,765                     --
                                              ----------------   ----------------   ----------------   --------------------
      End of period                           $    122,045,338   $    111,191,931   $     13,007,490   $         12,718,765
                                              ================   ================   ================   ====================

----------
(a) The High Yield Fixed Income Portfolio commenced operations on November 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.           HSBC INVESTOR PORTFOLIOS         98

HSBC INVESTOR PORTFOLIOS

                                                      INTERMEDIATE DURATION
                                                           FIXED INCOME
                                                            PORTFOLIO
-----------------------------------------------------------------------------------
                                                   FOR THE
                                               SIX MONTHS ENDED       FOR THE
                                                APRIL 30, 2007       YEAR ENDED
                                                 (UNAUDITED)      OCTOBER 31, 2006
-----------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:

      Net investment income                    $        449,047   $      1,058,913
      Net realized gains (losses) from
         investments and foreign currency
         transactions                                   907,436           (458,266)
      Change in unrealized
         appreciation/depreciation from
         investments and foreign currencies             (83,246)           518,623
                                               ----------------   ----------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                         1,273,237          1,119,270
                                               ----------------   ----------------
Proceeds from contributions                           1,634,408          1,801,738
Value of withdrawals                                 (2,822,167)       (16,214,126)
                                               ----------------   ----------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
   INVESTORS' BENEFICIAL INTEREST                    (1,187,759)       (14,412,388)
                                               ----------------   ----------------
CHANGE IN NET ASSETS                                     85,478        (13,293,118)
-----------------------------------------------------------------------------------
NET ASSETS:
      Beginning of period                            19,516,568         32,809,686
                                               ----------------   ----------------
      End of period                            $     19,602,046   $     19,516,568
                                               ================   ================

99    HSBC INVESTOR PORTFOLIOS               SEE NOTES TO FINANCIAL STATEMENTS.

                                                        HSBC INVESTOR PORTFOLIOS

                                                                GROWTH                          INTERNATIONAL EQUITY
                                                               PORTFOLIO                             PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                   FOR THE                                FOR THE
                                               SIX MONTHS ENDED        FOR THE       SIX MONTHS ENDED        FOR THE
                                                APRIL 30, 2007       YEAR ENDED       APRIL 30, 2007       YEAR ENDED
                                                 (UNAUDITED)      OCTOBER 31, 2006      (UNAUDITED)     OCTOBER 31, 2006
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
      Net investment income                    $        189,624   $        210,246   $      2,726,178   $      5,767,764
      Net realized gains (losses) from
         investments and foreign currency
         transactions                                 2,354,799          3,913,855         19,883,572         31,508,299

      Change in unrealized
         appreciation/depreciation from
         investments and foreign currencies           2,813,512           (380,204)        25,847,625         39,700,669
                                               ----------------   ----------------   ----------------   ----------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                         5,357,935          3,743,897         48,457,375         76,976,732
                                               ----------------   ----------------   ----------------   ----------------
Proceeds from contributions                          17,987,851         15,350,040         54,865,754         62,831,133
Value of withdrawals                                 (9,417,722)        (8,680,872)       (34,480,667)       (36,283,024)
                                               ----------------   ----------------   ----------------   ----------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
   INVESTORS' BENEFICIAL INTEREST                     8,570,129          6,669,168         20,385,087         26,548,109
                                               ----------------   ----------------   ----------------   ----------------
CHANGE IN NET ASSETS                                 13,928,064         10,413,065         68,842,462        103,524,841
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
      Beginning of period                            59,827,764         49,414,699        333,754,693        230,229,852
                                               ----------------   ----------------   ----------------   ----------------
      End of period                            $     73,755,828   $     59,827,764   $    402,597,155   $    333,754,693
                                               ================   ================   ================   ================

SEE NOTES TO FINANCIAL STATEMENTS.          HSBC INVESTOR PORTFOLIOS         100

HSBC INVESTOR PORTFOLIOS

                                                                      OPPORTUNITY                              VALUE
                                                                       PORTFOLIO                             PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                               FOR THE                               FOR THE
                                                          SIX MONTHS ENDED        FOR THE       SIX MONTHS ENDED        FOR THE
                                                           APRIL 30, 2007       YEAR ENDED       APRIL 30, 2007       YEAR ENDED
                                                             (UNAUDITED)     OCTOBER 31, 2006      (UNAUDITED)     OCTOBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
      Net investment income (loss)                        $       (467,357)  $       (937,617)  $        477,405   $        741,017
      Net realized gains (losses) from
         investment transactions                                22,407,450         38,504,562          2,287,848          5,586,911
      Change in unrealized
         appreciation/depreciation from
         investments                                             4,139,128          3,658,201          3,630,777          5,704,297
                                                          ----------------   ----------------   ----------------   ----------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                   26,079,221         41,225,146          6,396,030         12,032,225
                                                          ----------------   ----------------   ----------------   ----------------
Proceeds from contributions                                      8,556,971         22,244,597         15,118,541         13,285,641
Value of withdrawals                                           (42,505,368)       (40,753,125)       (10,896,311)       (12,036,219)
                                                          ----------------   ----------------   ----------------   ----------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
   INVESTORS' BENEFICIAL INTEREST                              (33,948,397)       (18,508,528)         4,222,230          1,249,422
                                                          ----------------   ----------------   ----------------   ----------------
CHANGE IN NET ASSETS                                            (7,869,176)        22,716,618         10,618,260         13,281,647
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
      Beginning of period                                      241,494,843        218,778,225         67,432,095         54,150,448
                                                          ----------------   ----------------   ----------------   ----------------
      End of period                                       $    233,625,667   $    241,494,843   $     78,050,355   $     67,432,095
                                                          ================   ================   ================   ================

101   HSBC INVESTOR PORTFOLIOS                SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                RATIOS/SUPPLEMENTARY DATA
                                                       ----------------------------------------------------------------------------
                                                                                    RATIO OF NET
                                                       NET ASSETS     RATIO OF        INVESTMENT         RATIO OF
                                                        AT END OF     EXPENSES      INCOME (LOSS)        EXPENSES
                                           TOTAL         PERIOD      TO AVERAGE       TO AVERAGE        TO AVERAGE       PORTFOLIO
                                         RETURN(a)      (000'S)     NET ASSETS(b)   NET ASSETS(b)    NET ASSETS(b)(c)   TURNOVER(a)
------------------------------------------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME PORTFOLIO
Year Ended October 31, 2002                            $  385,802       0.48%           5.14%              0.48%           77.82%
Year Ended October 31, 2003                5.80%          203,551       0.48%           4.38%              0.48%           70.91%
Year Ended October 31, 2004                5.56%          169,459       0.52%           4.31%              0.52%           34.88%
Year Ended October 31, 2005                1.64% (d)      122,530       0.40% (d)       4.25% (d)          0.53%          176.60%
Year Ended October 31, 2006                5.55%          111,192       0.63%           4.96%              0.63%          273.91%
Six Months Ended April 30, 2007
   (Unaudited)                             4.77% (e)      122,045       0.62%           4.95%              0.62%          167.58%
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD FIXED INCOME PORTFOLIO
Period Ended October 31, 2006 (f)          7.41%       $   12,719       1.86%           6.33%              1.86%           13.61%
Six Months Ended April 30, 2007
   (Unaudited)                             6.95%           13,007       1.70%           6.71%              1.70%           21.88%
------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE DURATION FIXED INCOME
   PORTFOLIO
Year Ended October 31, 2002                            $  149,815       0.51%           4.60%              0.51%           44.04%
Year Ended October 31, 2003                4.42%           84,488       0.53%           3.70%              0.53%           98.42%
Year Ended October 31, 2004                4.48%           63,697       0.57%           3.54%              0.57%           50.06%
Year Ended October 31, 2005                0.76% (d)       32,810       0.49% (d)       3.85% (d)          0.58%          107.26%
Year Ended October 31, 2006                5.29%           19,517       0.78%           4.58%              0.78%          236.51%
Six Months Ended April 30, 2007
   (Unaudited)                             6.62% (e)       19,602       0.88%           4.60%              0.88%          156.79%
------------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO
Period Ended October 31, 2004 (f)         (0.86%)      $   49,680       0.72%           0.06%              0.72%           53.08%
Year Ended October 31, 2005               13.59% (d)       49,415       0.63% (d)       0.77% (d)          0.68%           79.54%
Year Ended October 31, 2006                7.53%           59,828       0.69%           0.38%              0.69%           75.06%
Six Months Ended April 30, 2007
   (Unaudited)                             8.31%           73,756       0.65%           0.57%              0.65%           30.99%
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year Ended October 31, 2002                            $  256,616       0.91%           0.63%              0.91%           31.63%
Year Ended October 31, 2003               23.70%          201,805       0.96%           1.00%              0.96%           68.51%
Year Ended October 31, 2004               20.29%          220,025       0.94%           1.53%              0.94%          106.11%
Year Ended October 31, 2005               19.54%          230,230       0.84%           1.92%              0.84%           31.32%
Year Ended October 31, 2006               32.79%          333,755       0.86%           2.03%              0.86%           33.39%
Six Months Ended April 30, 2007
   (Unaudited)                            14.38%          402,597       0.83%           1.52%              0.83%           15.44%
------------------------------------------------------------------------------------------------------------------------------------
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2002                            $  266,217       0.99%          (0.78%)            0.99%           103.90%
Year Ended October 31, 2003               33.30%          426,181       0.91%          (0.62%)            0.91%           152.05%
Year Ended October 31, 2004                5.93%          359,333       0.88%          (0.52%)            0.88%            81.75%
Year Ended October 31, 2005               14.35% (d)      218,778       0.85% (d)      (0.45%) (d)        0.90%            63.95%
Year Ended October 31, 2006               19.54%          241,495       0.91%          (0.40%)            0.91%            60.83%
Six Months Ended April 30, 2007
   (Unaudited)                            12.10%          233,626       0.91%          (0.41%)            0.91%            25.63%
------------------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO
Period Ended October 31, 2004 (f)          6.12%       $   61,414       0.71%           1.28%             0.71%            10.33%
Year Ended October 31, 2005               15.23% (d)       54,150       0.64% (d)       1.15% (d)         0.69%            16.45%
Year Ended October 31, 2006               22.21%           67,432       0.71%           1.23%             0.71%            20.63%
Six Months Ended April 30, 2007
   (Unaudited)                             9.14%           78,050       0.68%           1.33%             0.68%             9.79%
------------------------------------------------------------------------------------------------------------------------------------

(a)   Not annualized for periods less than one year.

(b)   Annualized for periods less than one year.

(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Portfolios related to violations of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.12%, 0.09%, 0.05%, 0.04% and 0.05% for the Core Plus Fixed Income Portfolio, Intermediate Duration Fixed Income Portfolio, Growth Portfolio, Opportunity Portfolio and Value Portfolio, respectively.

(e) During the period ended April 30, 2007, the Portfolio received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 1.68% and 3.99% for Core Plus Fixed Income Portfolio and Intermediate Duration Fixed Income Portfolio, respectively.

(f)   High Yield Fixed Income Portfolio commenced operations on November 18,
      2005.

      Growth Portfolio commenced operations on May 7, 2004.

      Value Portfolio commenced operations on May 7, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.                HSBC INVESTOR PORTFOLIOS   102

--------------------------------------------------------------------------------
HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2007 (UNAUDITED)

1.    ORGANIZATION:

            The HSBC Investor Portfolios (the "Portfolio Trust"), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a "Portfolio," collectively the "Portfolios"):

PORTFOLIO                                                            SHORT NAME
---------                                                            ----------
HSBC Investor Core Plus Fixed Income Portfolio                       Core Plus Fixed Income Portfolio
HSBC Investor High Yield Fixed Income Portfolio                      High Yield Fixed Income Portfolio
HSBC Investor Intermediate Duration Fixed Income Portfolio           Intermediate Duration Fixed Income Portfolio
HSBC Investor Growth Portfolio                                       Growth Portfolio
HSBC Investor International Equity Portfolio                         International Equity Portfolio
HSBC Investor Opportunity Portfolio (formerly the HSBC               Opportunity Portfolio
   Small Cap Equity Portfolio)
HSBC Investor Value Portfolio                                        Value Portfolio

            The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest their assets in the Portfolios. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios.

            The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

            Under the Portfolio Trust's organizational documents, the Portfolios' officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolios enter into contracts with their service providers, which also provide for indemnifications by the Portfolios. The Portfolios' maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolios expect that risk of loss to be remote.

2.    SIGNIFICANT ACCOUNTING POLICIES:

            The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

      SECURITIES VALUATION:

            Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

            The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued by or at the direction of the Portfolios' Board of Trustees. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of

103   HSBC INVESTOR PORTFOLIOS

--------------------------------------------------------------------------------
                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

           NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

      potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios' net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio's foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

      SECURITY TRANSACTIONS AND RELATED INCOME:

            During the period, security transactions are accounted for no later than one business day following trade date. For financial reporting purposes, however, changes in holdings are accounted for on trade date on the last business day of the reporting period. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

      FOREIGN CURRENCY TRANSLATION:

            The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

            The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

      FUTURES CONTRACTS:

            Each Portfolio may invest in futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

      MORTGAGE DOLLAR ROLL TRANSACTIONS:

            The Core Plus Fixed Income Portfolio, the High Yield Fixed Income Portfolio and the Intermediate Duration Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee.

                                             HSBC INVESTOR PORTFOLIOS        104

--------------------------------------------------------------------------------
HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

      RESTRICTED AND ILLIQUID SECURITIES:

            A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act") or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the investment adviser based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid. At April 30, 2007 the HSBC Core Plus Fixed Income Portfolio held restricted securities that were illiquid, representing 0.03% of net assets, as follows:

                                                                  ACQUISITION   ACQUISITION   PRINCIPAL
SECURITY NAME                                                         DATE        COST($)     AMOUNT($)   VALUE($)
-------------                                                     -----------   -----------   ---------   --------
FHA Weyerhauser, 7.43%, 1/1/24 ................................    3/28/2002       32,060       33,651     33,651

DLJ Mortgage Acceptance Corp. IO, Series
  1997-CFI, Class S, 0.90%, 5/15/30 ...........................    5/16/1997        1,984       91,865      1,127

GS Mortgage Securities Corp. IO, Series
  1997-GL, Class X2, 0.78%, 7/13/30 ...........................    8/14/1997        1,956      136,256        799

      REPURCHASE AGREEMENTS:

            The Portfolios may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Portfolios' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is a potential for loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Portfolio seeks to assert its rights.

      LINE  OF CREDIT:

            Prior to February 1, 2007 High Yield Fixed Income Portfolio, Growth Portfolio, International Equity Portfolio, Opportunity Portfolio, and Value Portfolio and prior to March 9, 2007 Core Plus Fixed Income Portfolio and Intermediate Duration Fixed Income Portfolio were able to borrow up to $50 million under the terms of a short-term, demand note agreement with HSBC Bank. The purpose of the agreement was to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

            During the period ended April 30, 2007, the details of the borrowings were as follows (based on actual number of days in which the respective Portfolios borrowed monies):

                                                                                            AVERAGE      AVERAGE
                                                                                             AMOUNT     INTEREST
FUND                                                                                      OUTSTANDING     RATE
----                                                                                      -----------   --------
Growth Portfolio ......................................................................    $2,481,136     5.82%
Opportunity Portfolio .................................................................    $8,756,484     5.83%
Value Portfolio .......................................................................    $2,781,119     5.25%

      EXPENSE ALLOCATIONS:

            Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among various or all funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

      FEDERAL INCOME TAXES:

            Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

105   HSBC INVESTOR PORTFOLIOS

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                                                        HSBC INVESTOR PORTFOLIOS
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           NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

      NEW ACCOUNTING PRONOUNCEMENTS:

            In September 2006 the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

            On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management is in the process of completing their analysis on whether the adoption of FIN 48 will have an impact to the financial statements upon adoption.

3.    RELATED PARTY TRANSACTIONS:

      INVESTMENT MANAGEMENT:

            HSBC Investments (USA) Inc. ("HSBC" or the "Investment Adviser"), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios' investments, except that Waddell & Reed Investment Management Company, AllianceBernstein Investment Research and Management, Westfield Capital Management, LLC and NWQ Investment Management Co., LLC serve as sub-investment advisers for the Growth Portfolio, International Equity Portfolio, Opportunity Portfolio, and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

            For its services, the Investment Adviser receives a fee, accrued daily and paid monthly, at an annual rate of 0.60% of the High Yield Fixed Income Portfolio's average daily net assets and 0.40% of the Intermediate Duration Fixed Income Portfolio's average daily net assets.

            For its services as Investment Adviser, HSBC receives, from the Core Plus Fixed Income Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                                                      FEE RATE
------------------------------------                                                      --------
Up to $50 million .....................................................................    0.575%
In excess of $50 million but not exceeding $95 million ................................    0.450%
In excess of $95 million but not exceeding $150 million ...............................    0.200%
In excess of $150 million but not exceeding $250 million ..............................    0.400%
In excess of $250 million .............................................................    0.350%

            For their services, the Investment Adviser and Waddell & Reed Investment Management Company receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                                                      FEE RATE
------------------------------------                                                      --------
Up to $50 million .....................................................................    0.500%
In excess of $50 million but not exceeding $100 million ...............................    0.425%
In excess of $100 million but not exceeding $200 million ..............................    0.375%
In excess of $200 million .............................................................    0.325%

                                            HSBC INVESTOR PORTFOLIOS         106

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NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

            For their services, the Investment Adviser and AllianceBernstein Investment Research and Management receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF:                                                     FEE RATE
-------------------------------------                                                     --------
Up to $10 million .....................................................................    1.015%
In excess of $10 million but not exceeding $25 million ................................    0.925%
In excess of $25 million but not exceeding $50 million ................................     0.79%
In excess of $50 million but not exceeding $100 million ...............................     0.70%
In excess of $100 million .............................................................     0.61%

            For their services, the Investment Adviser and Westfield Capital Management, LLC receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio's average daily net assets.

            For their services, the Investment Adviser and NWQ Investment Management Co., LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY  NET ASSETS OF                                                     FEE RATE
-------------------------------------                                                     --------
Up to $500 million ....................................................................    0.525%
In excess of $500 million but not exceeding $1 billion ................................    0.475%
In excess of $1 billion ...............................................................    0.425%

      ADMINISTRATION:

            HSBC serves the Portfolios as Administrator. Under the terms of the administration agreement effective April 1, 2007, HSBC receives from the Portfolios a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                                                      FEE RATE
------------------------------------                                                      --------
Up to $12 billion .....................................................................    0.0525%
In excess of $12 billion ..............................................................    0.0350%

            Prior to April 1, 2007, under the terms of the administration agreement, the Portfolios paid fees under the following schedule:

BASED ON AVERAGE DAILY NET ASSETS OF                                                      FEE RATE
------------------------------------                                                      --------
Up to $8 billion ......................................................................    0.075%
In excess of $8 billion but not exceeding $9.25 billion ...............................    0.070%
In excess of $9.25 billion but not exceeding $12 billion ..............................    0.050%
In excess of $12 billion ..............................................................    0.030%

            The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, however, the assets of the Portfolios and Feeder Funds that invest in the Portfolios are not double-counted. The total administration fee paid to BISYS is allocated to each series in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half of the administration fee, for a combination of the total fee rate set forth above.

            Pursuant to a Sub-Administration Agreement with HSBC, BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Portfolio Trust's sub-administrator subject to the general supervision of the Portfolio Trust's Board of Trustees and HSBC. For these services, BISYS Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

            Under a Compliance Services Agreement between the Portfolios and BISYS Ohio (the "CCO Agreement"), BISYS Ohio makes an employee available to serve as the Portfolios' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid BISYS Ohio $125,400 for the period ended April 2007, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as "Compliance Service." BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

107   HSBC INVESTOR PORTFOLIOS

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                                                        HSBC INVESTOR PORTFOLIOS
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           NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

FUND ACCOUNTING, CUSTODIAN AND TRUSTEE:

            BISYS Ohio provides fund accounting services for the Portfolios. For its services to the Portfolios, BISYS Ohio receives an annual fee per Portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

            Prior to February 1, 2007 Investor's Bank & Trust Company ("IBT") served as custodian for the High Yield Fixed Income Portfolio and the International Equity Portfolio. HSBC Bank served as custodian to the Growth Portfolio, Opportunity Portfolio, and Value Portfolio prior to February 1, 2007 and Core Plus Fixed Income Portfolio and Intermediate Duration Fixed Income Portfolio prior to March 9, 2007. Compensation paid to IBT and HSBC Bank for services to the Portfolios as custodian is as follows:

                                                              HSBC        IBT
                                                           CUSTODIAN   CUSTODIAN
FUND                                                          FEES        FEES
----                                                       ---------   ---------
Core Plus Fixed Income Portfolio .......................   $  17,525   $      --
High Yield Fixed Income Portfolio ......................          --      16,635
Intermediate Duration Fixed Income Portfolio ...........       6,308          --
Growth Portfolio .......................................       6,553          --
International Equity Portfolio .........................          --      78,641
Opportunity Portfolio ..................................      17,644          --
Value Portfolio ........................................       6,553          --
                                                           ---------   ---------
   Total ...............................................   $  54,583   $  95,276
                                                           ---------   ---------

            The Northern Trust Company began serving as custodian for the Portfolios subsequent to the dates noted above.

            Each of the six non-interested Trustees are compensated with a $35,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

4.    INVESTMENT TRANSACTIONS:

            For the period ended April 30, 2007, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                                              PURCHASES           SALES         PURCHASES       SALES
                                                           (EXCLUDING U.S.   (EXCLUDING U.S.      OF U.S.      OF U.S.
PORTFOLIO NAME                                               GOVERNMENT)       GOVERNMENT)      GOVERNMENT   GOVERNMENT
--------------                                             ---------------   ---------------   -----------   ----------
Core Plus Fixed Income Portfolio .......................   $    63,341,521   $    77,273,228   $60,481,105   55,825,459
High Yield Fixed Income Portfolio ......................         2,457,633         2,665,344            --           --
Intermediate Duration Fixed
   Income Portfolio ....................................         8,094,056        10,602,105    10,226,966    9,634,438
Growth Portfolio .......................................        28,074,631        20,020,764            --           --
International Equity Portfolio .........................        66,601,747        54,508,365            --           --
Opportunity Portfolio ..................................        57,765,239        83,218,833            --           --
Value Portfolio ........................................        10,540,659         6,667,113            --           --

5.    LEGAL AND REGULATORY MATTERS:

            On September 26, 2006 BISYS Fund Services, Inc. ("BISYS"), an affiliate of BISYS Fund Services Ohio, Inc. which provides various services to the Portfolios as described in footnote 3, reached a settlement with the Securities and Exchange Commission ("SEC") regarding the SEC's investigation related to BISYS' past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Portfolios' management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. The SEC's examination of BISYS' mutual fund clients and their advisers, including HSBC, has not been completed. While the Portfolios' management is currently unable to determine the impact, if any, of such matters on the Portfolios or the Portfolios' financial statements, management does not anticipate a material, adverse impact to the Portfolios or the Portfolios' financial statements.

                                             HSBC INVESTOR PORTFOLIOS        108

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NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2007 (UNAUDITED) (CONTINUED)

6.    FEDERAL INCOME TAX INFORMATION:

            As of April 30, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                                                               NET
                                                                                TAX             TAX        UNREALIZED
                                                                             UNREALIZED     UNREALIZED    APPRECIATION
PORTFOLIO NAME                                                TAX COST      APPRECIATION   DEPRECIATION   (DEPRECIATION)
--------------                                              ------------   -------------   ------------   -------------
Core Plus Fixed Income Portfolio .......................    $150,488,658   $     547,088   $   (489,350)  $     57,738
High Yield Fixed Income Portfolio ......................      12,444,597         478,062        (59,175)       418,887
Intermediate Duration Fixed
   Income Portfolio ....................................      24,107,910          77,556        (66,605)        10,951
Growth Portfolio .......................................      65,713,547       9,348,018     (1,029,883)     8,318,135
International Portfolio ................................     292,724,805     109,934,193     (5,312,123)   104,622,070
Opportunity Portfolio ..................................     187,439,277      49,600,263     (5,260,748)    44,339,515
Value Portfolio ........................................      61,483,545      17,204,693       (681,648)    16,523,045

109   HSBC INVESTOR PORTFOLIOS

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                INVESTMENT ADVISER CONTRACT APPROVAL (UNAUDITED)--APRIL 30, 2007

            The Board of Trustees (the "Board of Trustees") of the HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (collectively, the "Trusts"), and the non-interested Trustees, voting separately, approved the renewal of the Investment Advisory Contracts and, where applicable, Sub-Advisory Contracts with respect to the respective series of the Trusts then existing (collectively, the "Existing Funds") at an in-person meeting held on December 4, 2006. Also, at their in-person meeting held on December 4, 2006, the Board of Trustees reviewed and approved the Investment Advisory Contracts and Sub-Advisory Contracts with respect to the Core Plus Fixed Income Portfolio, the Intermediate Duration Fixed Income Portfolio and the High Yield Fixed Income Portfolio (the "Fixed Income Funds")(the Existing Funds and Fixed Income Funds are collectively referred to as the "Funds" and the Investment Advisory Contracts and Sub-Advisory Contracts are collectively referred to as the "Agreements").

            In determining whether it was appropriate to approve the Agreements for the Funds, the Board of Trustees requested information from the Adviser and the various Sub-Advisers that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by independent legal counsel with respect to its deliberations. Based on its review of the information requested and provided for each Fund, the Board of Trustees determined that the relevant Agreement is consistent with the best interests of the Funds and their shareholders, and enables the Funds to receive high quality services at a cost that is appropriate and reasonable. The Board of Trustees made these determinations on the basis of the following considerations, among others:

      - NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY ADVISER AND SUB-ADVISERS. The Board of Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser (and, as applicable, the Sub-Advisers), in light of the high quality services provided to the Funds, and each Fund's historic performance. The Board considered the historical performance and the commitment of the Adviser to the successful operations of the Funds including the level of expenses of the Funds. With respect to the Equity Funds, the Board considered the capabilities and performance of the Adviser's Multimanager unit. The Board also considered the use of expense limitation agreements in order to reduce the overall operating expenses of certain funds. The Board of Trustees also took note of the long term relationship between the Adviser and the Funds and the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. For the Fixed Income Funds, the Board also considered the historical performance and experience of the management team in managing other accounts, and the reasonable expectation of achieving competitive performance for these Funds. The Board also considered the extent to which the investment advisers had achieved economies of scale and the extent to which shareholders participated in those economies of scale.

      - INVESTMENT PERFORMANCE OF THE FUNDS, ADVISER AND SUB-ADVISERS. The Board of Trustees considered short-term and long-term investment performance of each Fund over various periods of time as compared to a peer group of comparable funds. The Board members took note of performance information for the one, three and five year periods and since inception as relevant. In addition the Board compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size.

      - COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER. The Board of Trustees considered the Adviser's overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Funds. The Board of Trustees considered that the advisory fees under the Agreements were within the range of those of similar funds, noting the high level of resources, expertise and experience that was provided to the Funds by the Adviser and Sub-Advisers. The Board of Trustees concluded that the combined advisory fees payable to the Adviser and each of the Fund's Sub-Advisers are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Funds, and the comparability of the advisory fee to similar fees paid by comparable mutual funds.

      - OTHER RELEVANT CONSIDERATIONS. The Board of Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and Sub-Advisers. The Board also noted the range of investment advisory and administrative services provided by the Adviser to the Funds. In addition, the Board considered the overall favorable investment performance of the Funds.

            Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meetings (including a separate vote of the Independent Trustees present in person at the meeting) approved the Agreements.

                                             HSBC INVESTOR PORTFOLIOS        110

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HSBC INVESTOR FAMILY OF FUNDS
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TABLE OF SHAREHOLDER EXPENSES (UNAUDITED)--APRIL 30, 2007

            As a shareholder of the HSBC Investor Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

            These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2006 through April 30, 2007.

      ACTUAL EXPENSES

            The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                                                             ANNUALIZED
                                                      BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                                                    ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*      DURING PERIOD
                                                       11/1/06         4/30/07      11/1/06 - 4/30/07   11/1/06 - 4/30/07
                                                    -------------   -------------   -----------------   -----------------
Core Plus Fixed Income Portfolio ................     $1,000.00       $1,047.70           $3.15               0.62%
High Yield Fixed Income Portfolio ...............      1,000.00        1,069.50            8.72               1.70%
Intermediate Duration Fixed Income Portfolio ....      1,000.00        1,066.20            4.51               0.88%
Growth Portfolio ................................      1,000.00        1,083.10            3.36               0.65%
International Equity Portfolio ..................      1,000.00        1,143.80            4.41               0.83%
Opportunity Portfolio ...........................      1,000.00        1,121.00            4.79               0.91%
Value Portfolio .................................      1,000.00        1,091.40            3.53               0.68%

----------
* Expenses are equal to the average account value times the Portfolio's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

111   HSBC INVESTOR PORTFOLIOS

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                                                   HSBC INVESTOR PORTFOLIOS
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           TABLE OF SHAREHOLDER EXPENSES (UNAUDITED)--APRIL 30, 2007 (CONTINUED)

      HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

            The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

            Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                            ANNUALIZED
                                                      BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                                                    ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*      DURING PERIOD
                                                       11/1/06         4/30/07      11/1/06 - 4/30/07   11/1/06 - 4/30/07
                                                    -------------   -------------   -----------------   -----------------
Core Plus Fixed Income Portfolio ................     $1,000.00       $1,021.72           $3.11               0.62%
High Yield Fixed Income Portfolio ...............      1,000.00        1,016.36            8.50               1.70%
Intermediate Duration Fixed Income Portfolio ....      1,000.00        1,020.43            4.41               0.88%
Growth Portfolio ................................      1,000.00        1,021.57            3.26               0.65%
International Equity Portfolio ..................      1,000.00        1,020.68            4.16               0.83%
Opportunity Portfolio ...........................      1,000.00        1,020.28            4.56               0.91%
Value Portfolio .................................      1,000.00        1,021.42            3.41               0.68%

----------
* Expenses are equal to the average account value times the Portfolio's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                             HSBC INVESTOR PORTFOLIOS        112

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund's website at WWW.INVESTORFUNDS.US.HSBC.COM and the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV. A copy of the Fund's voting record for the most recent 12 month period ending June 30 is available at the Security and Exchange Commission's website at HTTP://WWW.SEC.GOV.

      Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after each period end, without charge, on the Fund's website at WWW.INVESTORFUNDS.US.HSBC.COM and on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV.

      An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR
HSBC Investments (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS
   HSBC INVESTOR GROWTH PORTFOLIO
   Waddell & Reed Investment Management Company
   6300 Lamar Avenue
   Overland Park, KS 66202

   HSBC GROWTH AND INCOME FUND
   TransAmerica Investment Management, LLC
   1150 S. Olive Street, Suite 2700
   Los Angeles, CA 90015

   HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
   AllianceBernstein Investment Research and Management
   1345 Avenue of the Americas, 39th Floor
   New York, NY 10105

   HSBC INVESTOR MID-CAP FUND
   Munder Capital Management
   Munder Capital Center
   480 Pierce Street
   Birmingham, MI 48009-6063

   HSBC INVESTOR OPPORTUNITY PORTFOLIO
   Westfield Capital Management, LLC
   One Financial Center
   Boston, MA 02111

   HSBC INVESTOR VALUE PORTFOLIO
   NWQ Investment Management Co., LLC
   2049 Century Park East, 16th Floor
   Los Angeles, CA 90067

SHAREHOLDER SERVICING AGENTS
   FOR HSBC BANK USA, N.A. AND
   HSBC SECURITIES (USA) INC. CLIENTS
   HSBC Bank USA, N.A.
   452 Fifth Avenue
   New York, NY 10018
   1-888-525-5757

   FOR ALL OTHER SHAREHOLDERS
   HSBC Investor Funds
   P.O. Box 182845
   Columbus, OH 43218-2845
   1-800-782-8183

TRANSFER AGENT,
DISTRIBUTOR AND SPONSOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

CUSTODIAN
   HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO
   HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
   HSBC INVESTOR HIGH YIELD FIXED INCOME FUND
   HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
   HSBC INVESTOR GROWTH PORTFOLIO
   HSBC INVESTOR GROWTH AND INCOME FUND
   HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
   HSBC INVESTOR MID-CAP FUND
   HSBC INVESTOR OPPORTUNITY PORTFOLIO
   HSBC INVESTOR VALUE PORTFOLIO
   The Northern Trust Company
   50 South LaSalle Street
   Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

           -- NOT FDIC INSURED -- NO BANK GUARANTEE -- MAY LOSE VALUE

HSB-0008                                                                   06/07

ITEM 2. CODE OF ETHICS.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

NOT APPLICABLE.


ITEM 6.   SCHEDULE OF INVESTMENTS.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NOT APPLICABLE.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NOT APPLICABLE.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

NOT APPLICABLE.


ITEM 11. CONTROLS AND PROCEDURES.

(a)THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING (AS DEFINED IN RULE 30A-3(d) UNDER THE ACT (17 CFR 270.30A-3(d)) THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

(a)(1) NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

(a)(2) CERTIFICATIONS PURSUANT TO RULE 30A-2(a) ARE ATTACHED HERETO.

(a)(3) NOT APPLICABLE.

(b) CERTIFICATIONS PURSUANT TO RULE 30A-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     HSBC ADVISOR FUNDS TRUST
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Richard A. Fabietti
                         -------------------------------------------------------
                           Richard A. Fabietti
                           President

Date_____July 6, 2007_______________________________

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Richard A. Fabietti
                         -------------------------------------------------------
                           Richard A. Fabietti
                           President

Date_____July 6, 2007_______________________________

By (Signature and Title)*  /s/ Troy A. Sheets
                         -------------------------------------------------------
                           Troy A. Sheets
                           Treasurer

Date_____July 6, 2007_______________________________



* Print the name and title of each signing officer under his or her signature.